UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Variable Insurance Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2019

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Core Plus Fixed Income Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Director and Officer Information	33

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,029.40	$1,021.73	$3.53	$3.52	0.69%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,027.50	1,020.47	4.80	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 10.88%, net of fees, and 10.61%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 8.72%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Over 2019, U.S. Treasury yields fell and the curve continued to be flat. Short maturity yields were driven lower by the three Federal Reserve rate cuts. Over the year, 10-year U.S. Treasury yields fell 77 basis points, ending the year at 1.92%.(i) Yields fell globally as well, both in the developed and emerging markets.

•  Investment grade corporate index spreads tightened 60 basis points over the year to end the year near post crisis lows.(ii) Within the investment grade corporate sector, our overweight to financials contributed the most to relative performance.

•  The Fund's securitized credit holdings also helped performance during the year. The underweight to agency residential mortgage-backed securities (RMBS) slightly detracted from performance, with an overweight to non-agency RMBS more than offsetting the slight negative performance. Non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also contributed to performance, while agency CMBS had no impact on absolute or relative performance.

•  Out-of-index holdings in high yield and convertible bonds added to performance, particularly in the fourth quarter of 2019, when high yield bonds outperformed investment grade bonds.

•  An overweight to emerging market debt helped relative performance as credit spreads in this sector tightened across the board.

•  Interest rate positioning net positively contributed to relative performance, as the positive impact from non-U.S. rates exposure more than offset the negative performance from U.S. rate positioning.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals.

•  The Fund was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies can continue to reduce risk in light of the regulatory environment.

•  The Fund also had allocations to riskier segments of the market such as high yield corporates, non-agency Mortgage Backed Securities (MBS), ABS and convertible bonds.

•  With regard to interest rate strategy, the Fund ended the year with a flat overall duration, with a short duration position in the U.S. and a long duration position in emerging markets.

(i)  Source: Bloomberg L.P. Data as of December 31, 2019.

(ii)  Source: Bloomberg Barclays. Data represented by the Bloomberg Barclays U.S. Corporate Index, as of December 31, 2019.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2019
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	10.88%	4.29%	5.09%	4.99%
Bloomberg Barclays U.S. Aggregate Index	8.72	3.05	3.75	5.14
Fund – Class II(4)	10.61	4.03	4.83	3.89
Bloomberg Barclays U.S. Aggregate Index	8.72	3.05	3.75	4.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.0%)
Agency Adjustable Rate Mortgages (0.2%)
Federal Home Loan Mortgage Corporation, Conventional Pool:
12 Month USD LIBOR + 1.62%, 2.46%, 7/1/45	$255	$261
Federal National Mortgage Association, Conventional Pool:
12 Month USD LIBOR + 1.59%, 2.25%, 12/1/45	106	109
		370
Agency Fixed Rate Mortgages (14.7%)
Federal Home Loan Mortgage Corporation, Conventional Pools: 4.00%, 4/1/49	1,392	1,447
4.50%, 11/1/48	1,447	1,522
Gold Pools:
3.50%, 1/1/44	654	690
4.00%, 12/1/41 - 10/1/44	868	923
5.41%, 7/1/37 - 8/1/37	20	22
5.44%, 1/1/37 - 6/1/38	59	64
5.46%, 5/1/37 - 1/1/38	54	57
5.48%, 8/1/37 - 10/1/37	48	52
5.50%, 8/1/37 - 4/1/38	74	81
5.52%, 10/1/37	5	6
5.62%, 12/1/36 - 8/1/37	67	73
6.00%, 8/1/37 - 5/1/38	22	25
6.50%, 9/1/32	13	15
7.50%, 5/1/35	32	38
8.00%, 8/1/32	20	23
8.50%, 8/1/31	26	31
Federal National Mortgage Association, Conventional Pools:
3.00%, 7/1/49	472	475
3.50%, 3/1/46 - 7/1/49	3,330	3,476
4.00%, 11/1/41 - 8/1/49	3,011	3,162
4.50%, 8/1/40 - 9/1/48	1,686	1,821
5.00%, 7/1/40	98	108
5.62%, 12/1/36	31	33
6.00%, 12/1/38	436	498
6.50%, 11/1/27 - 10/1/38	24	25
7.00%, 6/1/29	7	7
7.50%, 8/1/37	54	63
8.00%, 4/1/33	43	52
8.50%, 10/1/32	43	53
9.50%, 4/1/30	5	5
January TBA:
3.00%, 1/1/35 - 1/1/50 (a)	3,300	3,362
3.50%, 1/1/50 (a)	5,981	6,153
Government National Mortgage Association, January TBA:
4.00%, 1/20/50 (a)	1,800	1,863
Various Pools:
3.50%, 11/20/40 - 7/20/46	642	669
	Face Amount (000)		Value (000)
4.00%, 7/15/44		$319	$343
5.00%, 12/20/48 - 2/20/49		321	336
			27,573
Asset-Backed Securities (9.6%)
Aaset Trust, 3.84%, 5/15/39 (b)		237	239
Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%, 2.39%, 4/25/34 (c)		538	534
American Homes 4 Rent Trust, 6.07%, 10/17/52 (b)		490	541
Aqua Finance Trust, 3.47%, 7/16/40 (b)		300	300
Avant Loans Funding Trust, 4.65%, 4/15/26 (b)		400	405
5.00%, 11/17/25 (b)		150	152
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (b)		409	425
Cascade MH Asset Trust, 4.00%, 11/25/44 (b)(c)		397	397
Conn's Receivables Funding LLC, 3.62%, 6/17/24 (b)		250	250
Fairstone Financial Issuance Trust I, 3.95%, 3/21/33 (b)	CAD	250	193
Falcon Aerospace Ltd., 3.60%, 9/15/39 (b)		$294	293
Foundation Finance Trust, 3.86%, 11/15/34 (b)		324	330
FREED ABS Trust, 3.87%, 6/18/26 (b)		350	355
4.61%, 10/20/25 (b)		520	533
GAIA Aviation Ltd., 7.00%, 12/15/44 (b)		350	347
JOL Air Ltd., 4.95%, 4/15/44 (b)		234	235
Labrador Aviation Finance Ltd., 5.68%, 1/15/42 (b)		342	353
MACH 1 CaymanLtd., 3.47%, 10/15/39 (b)		345	344
METAL LLC, 4.58%, 10/15/42 (b)		461	465
MFA LLC, 3.35%, 11/25/47 (b)		468	469
4.16%, 7/25/48 (b)		445	447
Nationstar HECM Loan Trust, 5.43%, 11/25/28 (b)(c)		600	606
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.06%, 2.85%, 12/25/33 (c)		392	395
NRZ Excess Spread-Collateralized Notes, 4.37%, 1/25/23 (b)		298	300
4.59%, 2/25/23 (b)		404	407
Oxford Finance Funding LLC, 5.44%, 2/15/27 (b)		300	306
PNMAC GMSR Issuer Trust, 1 Month USD LIBOR + 2.85%, 4.64%, 2/25/23 (b)(c)		300	302

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
Pretium Mortgage Credit Partners LLC, 4.83%, 9/25/58 (b)		$321	$324
Prosper Marketplace Issuance Trust, 5.50%, 10/15/24 (b)		646	651
PRPM LLC, 3.35%, 11/25/24 (b)		248	249
4.00%, 8/25/23 (b)(c)		230	232
Raptor Aircraft Finance I LLC, 4.21%, 8/23/44 (b)		489	495
RMF Buyout Issuance Trust, 5.43%, 11/25/28 (b)		700	700
S-Jets Ltd., 7.02%, 8/15/42 (b)		681	687
SFS Asset Securitization LLC, 4.24%, 6/10/25 (b)		509	511
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 0.15%, 1/25/40 (c)	EUR	600	621
Small Business Lending Trust, 2.85%, 7/15/26 (b)		$202	202
Sprite Ltd., 4.25%, 12/15/37 (b)		240	245
START Ireland, 4.09%, 3/15/44 (b)		237	240
Tricon American Homes Trust, 5.10%, 1/17/36 (b)		400	414
5.15%, 9/17/34 (b)		400	411
5.77%, 11/17/33 (b)		460	469
Upstart Securitization Trust, 3.73%, 9/20/29 (b)		550	550
Vantage Data Centers Issuer LLC, 4.07%, 2/16/43 (b)		196	203
VOLT LXIV LLC, 3.38%, 10/25/47 (b)		216	216
VOLT LXXII LLC, 4.21%, 10/26/48 (b)		421	421
VOLT LXXV LLC, 4.34%, 1/25/49 (b)		272	274
			18,038
Collateralized Mortgage Obligations — Agency Collateral Series (0.7%)
Federal Home Loan Mortgage Corporation, 1 Month USD LIBOR + 4.35%, 6.05%, 12/25/26 (b)(c)		108	113
1 Month USD LIBOR + 5.05%, 6.75%, 7/25/23 (c)		92	95
1 Month USD LIBOR + 5.25%, 6.95%, 7/25/26 (b)(c)		83	88
IO 0.33%, 11/25/27 (c)		13,413	320
0.43%, 8/25/27 (c)		8,329	246
IO REMIC 6.00% - 1 Month USD LIBOR, 4.26%, 11/15/43 - 6/15/44 (d)		2,060	305
	Face Amount (000)	Value (000)
6.05% - 1 Month USD LIBOR, 4.31%, 4/15/39 (d)	$354	$11
IO STRIPS 7.50%, 12/15/29	3	1
Federal National Mortgage Association, IO
6.39% - 1 Month USD LIBOR, 4.60%, 9/25/20 (d)	1,703	10
IO REMIC 6.00%, 5/25/33 - 7/25/33	169	34
IO STRIPS 8.00%, 4/25/24	1	—	@
8.00%, 6/25/35 (c)	13	2
9.00%, 11/25/26	1	—	@
REMIC
7.00%, 9/25/32	30	34
Government National Mortgage Association, IO 0.79%, 8/20/58 (c)	4,148	87
6.10% - 1 Month USD LIBOR, 4.36%, 7/16/33 (d)	234	2
5.00%, 2/16/41	89	15
IO PAC 6.15% - 1 Month USD LIBOR, 4.39%, 10/20/41 (d)	997	45
		1,408
Commercial Mortgage-Backed Securities (4.0%)
Bancorp Commercial Mortgage Trust, 1 Month USD LIBOR + 2.30%, 4.07%, 9/15/36 (b)(c)	450	450
BF 2019-NYT Mortgage Trust, 1 Month USD LIBOR + 1.70%, 3.44%, 11/15/35 (b)(c)	600	603
BXP Trust, 1 Month USD LIBOR + 3.00%, 4.74%, 11/15/34 (b)(c)	650	651
Citigroup Commercial Mortgage Trust, IO 0.85%, 11/10/48 (c)	2,667	89
0.90%, 9/10/58 (c)	4,495	184
COMM Mortgage Trust, IO 0.11%, 7/10/45 (c)	10,132	27
0.77%, 10/10/47 (c)	3,047	87
1.00%, 7/15/47 (c)	2,822	104
GS Mortgage Securities Trust, 4.74%, 8/10/46 (b)(c)	500	515
IO 0.74%, 9/10/47 (c)	4,723	133
1.31%, 10/10/48 (c)	4,964	285
HMH Trust, 6.29%, 7/5/31 (b)	300	314
InTown Hotel Portfolio Trust, 1 Month USD LIBOR + 2.05%, 3.79%, 1/15/33 (b)(c)	346	346
Jackson Park Trust LIC, 3.24%, 10/14/39 (b)(c)	400	363

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.51%, 4/15/46 (c)	$6,000	$100
0.73%, 12/15/49 (c)	3,103	98
0.95%, 7/15/47 (c)	6,984	177
JPMBB Commercial Mortgage Securities Trust, IO 1.00%, 8/15/47 (c)	3,638	131
Natixis Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 2.20%, 3.94%, 7/15/36 (b)(c)	500	501
4.41%, 2/15/39 (b)(c)	807	842
SG Commercial Mortgage Securities Trust, 4.51%, 2/15/41 (b)(c)	550	528
VMC Finance LLC, 1 Month USD LIBOR + 2.05%, 3.79%, 9/15/36 (b)(c)	517	518
WFRBS Commercial Mortgage Trust, 4.14%, 5/15/45 (b)(c)	385	391
		7,437
Corporate Bonds (33.2%)
Finance (14.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.13%, 7/3/23	575	608
American International Group, Inc. 4.50%, 7/16/44	300	347
Anthem, Inc. 2.38%, 1/15/25	175	175
Aon Corp. 2.20%, 11/15/22	300	302
AvalonBay Communities, Inc., Series G
2.95%, 5/11/26	175	181
Bank of America Corp., 4.24%, 4/24/38	250	289
MTN 4.00%, 1/22/25	1,085	1,158
Bank of Montreal 3.80%, 12/15/32	450	470
BBVA USA 3.50%, 6/11/21	425	432
BNP Paribas SA 4.40%, 8/14/28 (b)	300	334
Boston Properties LP 3.80%, 2/1/24	145	153
BPCE SA 5.15%, 7/21/24 (b)	550	604
Brighthouse Financial, Inc., 4.70%, 6/22/47	85	79
Series WI 3.70%, 6/22/27	250	250
Brookfield Finance, Inc. 4.00%, 4/1/24	525	563
Capital One Bank USA NA 3.38%, 2/15/23	510	527
	Face Amount (000)	Value (000)
Capital One Financial Corp. 3.30%, 10/30/24	$725	$756
CIT Bank NA 2.97%, 9/27/25	250	250
Citigroup, Inc., 2.98%, 11/5/30	225	229
4.45%, 9/29/27	175	193
5.50%, 9/13/25	250	286
CNO Financial Group, Inc. 5.25%, 5/30/29	320	358
Cooperatieve Rabobank UA, 3.88%, 2/8/22	25	26
3.95%, 11/9/22	625	654
Credit Agricole SA 3.75%, 4/24/23 (b)	400	419
Credit Suisse Group AG 2.59%, 9/11/25 (b)	700	702
CyrusOne LP/CyrusOne Finance Corp. 2.90%, 11/15/24	175	176
Danske Bank A/S 5.00%, 1/12/22 (b)	200	210
Deutsche Bank AG, 2.70%, 7/13/20	425	425
3.95%, 2/27/23	425	436
Discover Bank 7.00%, 4/15/20	320	324
GE Capital International Funding Co., Unlimited Co. 4.42%, 11/15/35	350	375
Goldman Sachs Group, Inc. (The), 3.69%, 6/5/28	175	186
4.22%, 5/1/29	475	524
6.75%, 10/1/37	285	396
MTN 4.80%, 7/8/44	175	212
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77 (b)	175	214
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	365	368
HSBC Holdings PLC 4.25%, 3/14/24	750	796
HSBC USA, Inc. 3.50%, 6/23/24	250	264
Humana, Inc. 3.95%, 3/15/27	225	242
ING Bank N.V. 5.80%, 9/25/23 (b)	520	577
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	324
iStar, Inc. 5.25%, 9/15/22	175	180
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 6/3/26 (b)	300	315
JPMorgan Chase & Co., 3.70%, 5/6/30	625	674
4.13%, 12/15/26	550	603
JPMorgan Chase Bank NA 0.00%, 8/7/22	200	215

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Lloyds Banking Group PLC 4.38%, 3/22/28	$525	$580
Marsh & McLennan Cos., Inc. 3.88%, 3/15/24	350	374
MassMutual Global Funding II 3.40%, 3/8/26 (b)	400	422
MetLife, Inc. 5.88%, 2/6/41	125	171
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	175	186
Nationwide Building Society, 4.30%, 3/8/29 (b)	375	409
4.36%, 8/1/24 (b)	200	212
Pine Street Trust I 4.57%, 2/15/29 (b)	250	270
PNC Financial Services Group, Inc. (The) 2.20%, 11/1/24	425	427
Realty Income Corp. 3.25%, 10/15/22	350	362
REC Ltd. 5.25%, 11/13/23 (b)	430	461
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	625	655
Santander UK Group Holdings PLC 3.57%, 1/10/23	900	922
Service Properties Trust 4.35%, 10/1/24	575	591
Standard Chartered PLC 3.05%, 1/15/21 (b)	375	378
Syngenta Finance N.V. 4.89%, 4/24/25 (b)	550	589
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	506
Travelers Cos., Inc. (The) 3.75%, 5/15/46	200	219
UnitedHealth Group, Inc., 2.88%, 3/15/23	350	360
3.75%, 7/15/25	300	324
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.25%, 10/5/20 (b)	450	454
		27,253
Industrials (16.3%)
AbbVie, Inc. 3.20%, 11/21/29 (b)	500	509
Akamai Technologies, Inc. 0.13%, 5/1/25	162	180
American Airlines Pass-Through Trust, Series AA
3.15%, 8/15/33	200	206
Anheuser-Busch Cos. LLC/ Anheuser-Busch InBev Worldwide, Inc. 4.90%, 2/1/46	400	475
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 1/23/29	400	464
	Face Amount (000)	Value (000)
Apple, Inc., 2.95%, 9/11/49	$250	$243
3.20%, 5/13/25	450	476
AT&T, Inc., 4.50%, 3/9/48	325	360
4.90%, 8/15/37	225	260
BAT Capital Corp. 4.39%, 8/15/37	650	659
Boeing Co. (The) 3.95%, 8/1/59	250	268
Booking Holdings, Inc. 0.90%, 9/15/21	105	121
BP Capital Markets America, Inc. 3.12%, 5/4/26	375	392
Braskem Netherlands Finance BV 4.50%, 1/31/30 (b)	310	309
Bristol-Myers Squibb Co. 3.40%, 7/26/29 (b)	550	589
Cameron LNG LLC 3.30%, 1/15/35 (b)	425	430
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.20%, 3/15/28	275	293
4.91%, 7/23/25	175	193
Cigna Corp. 3.05%, 10/15/27 (b)	175	178
CNH Industrial Capital LLC 4.38%, 11/6/20 (e)	300	305
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	220	224
Comcast Corp., 2.65%, 2/1/30	200	201
4.05%, 11/1/52	300	337
Concho Resources, Inc. 4.85%, 8/15/48	150	175
CVS Health Corp., 4.30%, 3/25/28	225	246
5.05%, 3/25/48	275	326
Dell International LLC/EMC Corp., 4.90%, 10/1/26 (b)	200	220
6.02%, 6/15/26 (b)	175	202
Delta Air Lines, Inc., 2.88%, 3/13/20	300	300
Series AA 3.20%, 10/25/25	250	260
Diageo Capital PLC 2.13%, 10/24/24	450	450
Diamond Sports Group LLC/ Diamond Sports Finance Co. 6.63%, 8/15/27 (b)(e)	250	244
Diamondback Energy, Inc. 3.25%, 12/1/26	425	431
Dollar Tree, Inc. 3.70%, 5/15/23	250	261
DuPont de Nemours, Inc. 5.42%, 11/15/48	175	216
Enbridge, Inc. 2.50%, 1/15/25	250	252

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Energy Transfer Operating LP 5.15%, 3/15/45	$250	$264
Exxon Mobil Corp. 3.10%, 8/16/49	325	325
Ferguson Finance PLC 4.50%, 10/24/28 (b)	525	575
Ford Motor Credit Co., LLC, 3.20%, 1/15/21	200	201
4.39%, 1/8/26	200	203
Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	350	370
Fox Corp. 5.58%, 1/25/49 (b)	200	255
General Motors Co. 6.60%, 4/1/36	125	148
General Motors Financial Co., Inc., 3.85%, 1/5/28	150	153
4.35%, 1/17/27	375	395
GlaxoSmithKline Capital PLC 3.38%, 6/1/29	500	537
Glencore Funding LLC 4.13%, 3/12/24 (b)	450	472
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/1/24	300	307
Grifols SA 2.25%, 11/15/27 (b)	200	233
Halliburton Co. 5.00%, 11/15/45	300	343
HCA, Inc.
5.25%, 6/15/49	300	336
Heathrow Funding Ltd. 4.88%, 7/15/23 (b)	435	453
Imperial Brands Finance PLC 3.13%, 7/26/24 (b)	350	354
International Business Machines Corp. 3.30%, 5/15/26	875	924
Las Vegas Sands Corp., 3.20%, 8/8/24	75	77
3.50%, 8/18/26	200	206
Level 3 Financing, Inc. 3.40%, 3/1/27 (b)	325	328
Lowe's Cos., Inc. 3.65%, 4/5/29	350	375
LYB International Finance III LLC 4.20%, 10/15/49	175	183
Macy's Retail Holdings, Inc. 2.88%, 2/15/23 (e)	148	148
Medtronic, Inc. 4.63%, 3/15/45	29	37
Midwest Connector Capital Co. LLC 3.63%, 4/1/22 (b)	175	179
Mondelez International Holdings Netherlands BV 2.25%, 9/19/24 (b)	625	624
MPLX LP 5.20%, 12/1/47 (b)	250	267
	Face Amount (000)		Value (000)
Newcastle Coal Infrastructure Group Pty Ltd. 4.40%, 9/29/27 (b)		$475	$478
Newmont Goldcorp Corp. 3.70%, 3/15/23		436	456
Nuance Communications, Inc. 1.00%, 12/15/35		179	181
Nvent Finance Sarl 3.95%, 4/15/23		450	457
Occidental Petroleum Corp. 3.20%, 8/15/26		370	375
Palo Alto Networks, Inc. 0.75%, 7/1/23		159	176
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (f)(g)(h)(i)		299	—
Resorts World Las Vegas LLC/ RWLV Capital, Inc. 4.63%, 4/16/29 (b)		400	423
Rockies Express Pipeline LLC 6.88%, 4/15/40 (b)		300	313
Shell International Finance BV 3.25%, 5/11/25		400	424
Sherwin-Williams Co. (The) 2.95%, 8/15/29		525	531
Siemens Financieringsmaatschappij N.V. 2.35%, 10/15/26 (b)		525	523
Sika AG 0.15%, 6/5/25		120	145
SoftBank Group Corp., 4.00%, 9/19/29	EUR	100	117
5.00%, 4/15/28		100	124
Splunk, Inc. 0.50%, 9/15/23		$158	191
Sprint Spectrum Co., LLC/ Sprint Spectrum Co., II LLC/ Sprint Spectrum Co., III LLC 3.36%, 3/20/23 (b)		464	469
Standard Industries, Inc. 2.25%, 11/21/26 (b)		125	145
Starbucks Corp. 3.80%, 8/15/25		450	485
STMicroelectronics N.V., Series B 0.25%, 7/3/24		200	286
Telefonica Emisiones SA 4.10%, 3/8/27		550	596
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		46	45
Trimble, Inc. 4.15%, 6/15/23		625	659
Twitter, Inc. 1.00%, 9/15/21		344	335
United Airlines Pass-Through Trust, Series A 4.00%, 10/11/27		451	480
United Technologies Corp. 4.50%, 6/1/42		150	180

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Verint Systems, Inc. 1.50%, 6/1/21	$200	$216
Verizon Communications, Inc. 4.67%, 3/15/55	268	332
Volkswagen Group of America Finance LLC 4.75%, 11/13/28 (b)	275	310
Walmart, Inc., 2.95%, 9/24/49	100	100
3.70%, 6/26/28	125	138
Weibo Corp. 1.25%, 11/15/22	132	124
Williams Cos., Inc. (The) 4.85%, 3/1/48	350	384
		30,725
Utilities (2.4%)
Boston Gas Co. 3.00%, 8/1/29 (b)	225	231
Calpine Corp. 4.50%, 2/15/28 (b)	350	354
DTE Energy Co. 2.95%, 3/1/30	500	496
Duke Energy Indiana LLC, Series YYY
3.25%, 10/1/49	150	150
Enel Finance International N.V. 3.63%, 5/25/27 (b)	275	285
Entergy Louisiana LLC 3.05%, 6/1/31	175	181
Korea Hydro & Nuclear Power Co., Ltd. 3.75%, 7/25/23 (b)	710	746
Mississippi Power Co. 3.95%, 3/30/28	500	545
Northern States Power Co. 2.90%, 3/1/50	250	240
Oglethorpe Power Corp. 5.05%, 10/1/48	250	295
Trans-Allegheny Interstate Line Co. 3.85%, 6/1/25 (b)	550	584
Xcel Energy, Inc. 2.60%, 12/1/29	325	323
		4,430
		62,408
Mortgages — Other (13.7%)
Alternative Loan Trust, 1 Month USD LIBOR + 0.18%, 1.97%, 5/25/47 (c)	127	122
5.50%, 2/25/36	7	6
6.00%, 7/25/37	57	51
PAC 5.50%, 2/25/36	4	3
6.00%, 4/25/36	16	13
Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%, 2.44%, 7/25/46 (c)	163	131
5.86%, 10/25/36	328	172
	Face Amount (000)		Value (000)
6.00%, 4/25/36		$20	$20
Banc of America Funding Trust, 5.25%, 7/25/37		117	116
6.00%, 7/25/37		19	18
ChaseFlex Trust, 6.00%, 2/25/37		373	248
Classic RMBS Trust, 3.06%, 8/16/49 (b)	CAD	1,030	793
CSFB Mortgage-Backed Pass- Through Certificates, 6.50%, 11/25/35		$800	278
Eurosail BV, 3 Month EURIBOR + 1.80%, 1.38%, 10/17/40 (c)	EUR	300	336
Eurosail PLC, 3 Month GBP LBOR + 0.95%, 1.73%, 6/13/45 (c)	GBP	689	903
Farringdon Mortgages No. 2 PLC, 3 Month GBP LIBOR + 1.50%, 2.29%, 7/15/47 (c)		216	285
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		$2,612	2,635
3.50%, 5/25/45 - 5/25/47		1,749	1,800
3.88%, 5/25/45 (b)(c)		106	106
4.00%, 5/25/45		73	74
1 Month USD LIBOR + 2.35%, 4.14%, 4/25/30 (c)		663	675
1 Month USD LIBOR + 3.30%, 5.09%, 10/25/27 (c)		400	427
Grifonas Finance PLC, 6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (c)	EUR	377	400
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$148	137
HarborView Mortgage Loan Trust, 1 Month USD LIBOR + 0.19%, 1.95%, 1/19/38 (c)		334	319
Headlands Residential LLC, 3.97%, 6/25/24 (b)		150	151
IM Pastor 3 FTH, 3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (c)	EUR	435	451
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35		$59	55
JP Morgan Mortgage Trust, 4.51%, 6/25/37 (c)		58	53
6.00%, 6/25/37		59	57
Landmark Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.60%, 0.20%, 6/17/38 (c)	EUR	384	406
Lehman Mortgage Trust, 6.50%, 9/25/37		$734	419
LHOME Mortgage Trust, 4.58%, 10/25/23 (b)		400	405
New Residential Mortgage Loan Trust, 4.00%, 9/25/57 (b)(c)		395	408
NRPL Trust, 4.25%, 7/25/67 (b)		539	541

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Paragon Mortgages No. 13 PLC, 3 Month GBP LIBOR + 0.40%, 1.19%, 1/15/39 (c)	GBP	280	$342
Paragon Mortgages No. 15 PLC, 3 Month EURIBOR + 0.54%, 0.15%, 12/15/39 (c)	EUR	500	497
Preston Ridge Partners Mortgage, 4.50%, 1/25/24 (b)		$451	453
RALI Trust, 6.00%, 4/25/36 - 1/25/37		209	194
PAC 6.00%, 4/25/36		15	14
Residential Asset Securitization Trust, 6.00%, 7/25/36		25	22
RMAC PLC, 3 Month GBP LIBOR + 1.30%, 2.08%, 6/12/46 (c)	GBP	250	326
Rochester Financing No. 2 PLC, 3 Month GBP LIBOR + 2.75%, 3.54%, 6/18/45 (c)		350	468
Seasoned Credit Risk Transfer Trust, 3.00%, 7/25/56 - 2/25/59		$5,203	5,302
4.00%, 7/25/56 (c)		300	302
4.00%, 8/25/56 (b)(c)		400	397
4.00%, 8/25/58 - 2/25/59		624	659
4.50%, 6/25/57		1,337	1,430
4.75%, 7/25/56 - 6/25/57 (b)(c)		700	719
4.75%, 10/25/58 (c)		300	308
Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85%, 3.64%, 5/25/47 (b)(c)		821	736
TDA 27 FTA, 3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (c)	EUR	500	500
			25,683
Municipal Bonds (1.1%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue 6.40%, 1/1/40		$115	165
City of New York, NY, Series G-1 5.97%, 3/1/36		245	326
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	936
Municipal Electric Authority of Georgia, GA 6.66%, 4/1/57		431	601
			2,028
Sovereign (7.7%)
Angolan Government International Bond, 8.00%, 11/26/29 (b)(e)		240	257
Australia Government Bond, 2.75%, 11/21/28	AUD	1,300	1,019
Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (b)		$350	356
	Face Amount (000)		Value (000)
Brazil Notas do Tesouro Naciona Series F, 10.00%, 1/1/29	BRL	4,300	$1,292
Croatia Government International Bond, 2.75%, 1/27/30	EUR	275	368
Ecuador Government International Bond, 10.75%, 1/31/29		$275	269
Egypt Government International Bond, 6.38%, 4/11/31 (b)	EUR	400	482
8.15%, 11/20/59 (b)		$200	214
Export-Import Bank of India, 3.88%, 2/1/28 (b)		700	733
Hellenic Republic Government Bond, 3.38%, 2/15/25 (b)	EUR	800	1,022
3.45%, 4/2/24 (b)		565	712
Hungary Government Bond, 3.00%, 8/21/30	HUF	219,400	814
Indonesia Treasury Bond, 6.13%, 5/15/28	IDR	5,074,000	345
8.25%, 5/15/29		5,325,000	417
Mexican Bonos, Series M 8.50%, 5/31/29	MXN	22,500	1,326
Mexico Government International Bond, 3.60%, 1/30/25		$275	288
Nigeria Government International Bond, 9.25%, 1/21/49 (b)		400	448
Pertamina Persero PT, 6.50%, 11/7/48 (b)		350	460
Peruvian Government International Bond, 5.35%, 8/12/40 (b)	PEN	1,100	336
Petroleos Mexicanos, 6.50%, 1/23/29		$210	222
6.84%, 1/23/30 (b)		180	192
7.69%, 1/23/50 (b)		159	174
Qatar Government International Bond, 5.10%, 4/23/48 (b)		300	386
Senegal Government International Bond, 6.25%, 5/23/33 (b)		200	211
Spain Government Bond, 3.45%, 7/30/66 (b)	EUR	180	321
Sweden Government Bond, 0.75%, 11/12/29 (b)	SEK	7,625	862
Ukraine Government International Bond, 6.75%, 6/20/26 (b)	EUR	240	303
9.75%, 11/1/28 (b)		$485	591
			14,420
U.S. Treasury Securities (12.1%)
U.S. Treasury Bond 3.00%, 5/15/45		13,300	14,888
U.S. Treasury Inflation Index Note 0.88%, 1/15/29		6,064	6,441
U.S. Treasury Inflation Indexed Bond 1.00%, 2/15/48		1,357	1,502
			22,831
Total Fixed Income Securities (Cost $176,626)			182,196

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Shares		Value (000)
Short-Term Investments (9.1%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $938)		938,075	$938
Investment Company (8.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $15,122)		15,122,162	15,122
	Face Amount (000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill 1.50%, 2/27/20 (j) (Cost $831)		$833	831
Sovereign (0.2%)
Egypt Treasury Bill 15.78%, 3/10/20 (Cost $443)	EGP	7,425	452
Total Short-Term Investments (Cost $17,334)			17,343
Total Investments (106.1%) (Cost $193,960) Including $922 of Securities Loaned (k)(l)			199,539
Liabilities in Excess of Other Assets (-6.1%)			(11,430)
Net Assets (100.0%)			$188,109

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2019.

(e)  All or a portion of this security was on loan at December 31, 2019.

(f)  Issuer in bankruptcy.

(g)  Non-income producing security; bond in default.

(h)  Acquired through exchange offer.

(i)  At December 31, 2019, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(j)  Rate shown is the yield to maturity at December 31, 2019.

(k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreement.

(l)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $193,702,000. The aggregate gross unrealized appreciation is approximately $6,996,000 and the aggregate gross unrealized depreciation is approximately $1,400,000, resulting in net unrealized appreciation of approximately $5,596,000.

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA		$3	CAD	4		3/18/20	$— @
Bank of America NA		$50	MXN	967		3/18/20	— @
Bank of America NA		$412	ZAR	6,073		3/18/20	17
Barclays Bank PLC	EUR	8,799		$9,852		3/18/20	(64)
Barclays Bank PLC	GBP	1,769		$2,320		3/18/20	(28)
Barclays Bank PLC		$2,738	EUR	2,455		3/18/20	29
Barclays Bank PLC		$442	MXN	8,469		3/18/20	1
Citibank NA	AUD	1,540		$1,064		3/18/20	(19)
Citibank NA	BRL	5,380		$1,299		3/18/20	(34)
Citibank NA	HUF	247,222		$839		3/18/20	(2)
Citibank NA	NZD	1,412		$931		3/18/20	(20)
Citibank NA		$62	PLN	240		3/18/20	1
HSBC Bank PLC	MXN	5		$—	@	3/18/20	(— @)
JPMorgan Chase Bank NA	IDR	4,950,710		$349		3/18/20	(5)
Royal Bank Of Canada	CAD	1,304		$989		3/18/20	(15)
Royal Bank Of Canada	MXN	17,412		$902		3/18/20	(8)
Royal Bank Of Canada	SEK	8,307		$888		3/18/20	(2)
Royal Bank Of Canada		$32	GBP	25		3/18/20	1
Royal Bank Of Canada		$969	NZD	1,459		3/18/20	14
UBS AG	CHF	112		$115		3/18/20	(2)
							$(136)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	199	Mar-20		$39,800	$42,885	$(20)
U.S. Treasury 5 yr. Note	10	Mar-20		1,000	1,186	1
Short:
Canadian 10 yr. Bond	10	Mar-20	CAD	(1,000)	(1,059)	19
German Euro Bund	15	Mar-20	EUR	(1,500)	(2,869)	19
German Euro OAT	9	Mar-20		(900)	(1,643)	24
U.S. Treasury 10 yr. Ultra Long Bond	39	Mar-20		$(3,900)	(5,487)	33
U.S. Treasury Ultra Bond	2	Mar-20		(200)	(363)	2
						$78

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at December 31, 2019:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.33	NR	Buy	5.00%	Quarterly	12/20/24	$1,856	$(183)	$(178)	$(5)

@  Value is less than $500.

†  — Credit rating as issued by Standard & Poor's.

*  — Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

OAT  — Obligations Assimilables du Trésor (French Treasury Obligation).

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

EGP  — Egyptian Pound

EUR  — Euro

GBP  — British Pound

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

MXN  — Mexican Peso

NZD  — New Zealand Dollar

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

SEK  — Swedish Krona

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	15.5%
Agency Fixed Rate Mortgages	13.9
Finance	13.7
Mortgages — Other	12.9
U.S. Treasury Securities	11.5
Asset-Backed Securities	9.1
Short-Term Investments	8.2
Other***	7.9
Sovereign	7.3
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $55,492,000 and net unrealized appreciation of approximately $78,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $136,000 and does not include an open swap agreement with unrealized depreciation of approximately $5,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $177,900)	$183,479
Investment in Security of Affiliated Issuer, at Value (Cost $16,060)	16,060
Total Investments in Securities, at Value (Cost $193,960)	199,539
Foreign Currency, at Value (Cost $54)	55
Interest Receivable	1,179
Receivable for Variation Margin on Futures Contracts	210
Receivable for Fund Shares Sold	155
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	63
Receivable from Affiliate	14
Tax Reclaim Receivable	4
Receivable for Variation Margin on Swap Agreement	1
Receivable from Securities Lending Income	—	@
Other Assets	14
Total Assets	201,234
Liabilities:
Payable for Investments Purchased	11,359
Collateral on Securities Loaned, at Value	938
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	199
Bank Overdraft	172
Payable for Advisory Fees	137
Payable for Fund Shares Redeemed	88
Payable for Professional Fees	65
Payable for Servicing Fees	53
Deferred Capital Gain Country Tax	30
Payable for Distribution Fees — Class II Shares	19
Payable for Custodian Fees	15
Payable for Administration Fees	12
Payable for Transfer Agency Fees	2
Other Liabilities	36
Total Liabilities	13,125
NET ASSETS	$188,109
Net Assets Consist of:
Paid-in-Capital	$176,619
Total Distributable Earnings	11,490
Net Assets	$188,109
CLASS I:
Net Assets	$92,157
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,149,003 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.31
CLASS II:
Net Assets	$95,952
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,512,859 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.27
(1) Including:
Securities on Loan, at Value:	$922

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	$6,153
Dividends from Security of Affiliated Issuer (Note H)	271
Income from Securities Loaned — Net	5
Total Investment Income	6,429
Expenses:
Advisory Fees (Note B)	627
Distribution Fees — Class II Shares (Note E)	234
Servicing Fees (Note D)	199
Professional Fees	153
Administration Fees (Note C)	134
Custodian Fees (Note G)	55
Pricing Fees	46
Shareholder Reporting Fees	27
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	8
Other Expenses	21
Total Expenses	1,514
Waiver of Advisory Fees (Note B)	(110)
Rebate from Morgan Stanley Affiliate (Note H)	(21)
Net Expenses	1,383
Net Investment Income	5,046
Realized Gain (Loss):
Investments Sold (Net of $8 of Capital Gain Country Tax)	3,160
Foreign Currency Forward Exchange Contracts	261
Foreign Currency Translation	(14)
Futures Contracts	915
Swap Agreements	(164)
Net Realized Gain	4,158
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $22)	8,321
Foreign Currency Forward Exchange Contracts	(103)
Foreign Currency Translation	2
Futures Contracts	(565)
Swap Agreements	70
Net Change in Unrealized Appreciation (Depreciation)	7,725
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,883
Net Increase in Net Assets Resulting from Operations	$16,929

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,046	$5,322
Net Realized Gain (Loss)	4,158	(711)
Net Change in Unrealized Appreciation (Depreciation)	7,725	(6,297)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,929	(1,686)
Dividends and Distributions to Shareholders:
Class I	(2,963)	(1,924)
Class II	(3,607)	(2,404)
Total Dividends and Distributions to Shareholders	(6,570)	(4,328)
Capital Share Transactions:(1)
Class I:
Subscribed	32,507	8,660
Distributions Reinvested	2,963	1,924
Redeemed	(18,360)	(17,378)
Class II:
Subscribed	18,320	19,537
Distributions Reinvested	3,607	2,404
Redeemed	(23,496)	(38,261)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	15,541	(23,114)
Total Increase (Decrease) in Net Assets	25,900	(29,128)
Net Assets:
Beginning of Period	162,209	191,337
End of Period	$188,109	$162,209
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,899	810
Shares Issued on Distributions Reinvested	270	182
Shares Redeemed	(1,651)	(1,626)
Net Increase (Decrease) in Class I Shares Outstanding	1,518	(634)
Class II:
Shares Subscribed	1,659	1,830
Shares Issued on Distributions Reinvested	329	228
Shares Redeemed	(2,137)	(3,597)
Net Decrease in Class II Shares Outstanding	(149)	(1,539)

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.63		$10.98		$10.67		$10.25		$10.68
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.35		0.34		0.34		0.33		0.20
Net Realized and Unrealized Gain (Loss)	0.79		(0.41)		0.32		0.30		(0.27)
Total from Investment Operations	1.14		(0.07)		0.66		0.63		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.28)		(0.35)		(0.21)		(0.36)
Net Asset Value, End of Period	$11.31		$10.63		$10.98		$10.67		$10.25
Total Return(3)	10.88	%(4)	(0.65)%		6.24%		6.11	%(5)	(0.65)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,157		$70,476		$79,752		$82,746		$88,018
Ratio of Expenses Before Expense Limitation	0.77%		0.76%		0.76%		0.72%		0.76%
Ratio of Expenses After Expense Limitation	0.69	%(6)	0.68	%(6)	0.68	%(6)	0.61	%(6)	0.69	%(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	N/A		N/A		N/A		0.61	%(6)	N/A
Ratio of Net Investment Income	3.16	%(6)	3.12	%(6)	3.10	%(6)	3.06	%(6)	1.89	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	231%		220%		277%		376%		400%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.07% higher and the Ratio of Net Investment Income would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.78%.

(5)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 4.34%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.59		$10.94		$10.64		$10.22		$10.65
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.31		0.31		0.30		0.17
Net Realized and Unrealized Gain (Loss)	0.79		(0.41)		0.31		0.30		(0.26)
Total from Investment Operations	1.11		(0.10)		0.62		0.60		(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.25)		(0.32)		(0.18)		(0.34)
Net Asset Value, End of Period	$11.27		$10.59		$10.94		$10.64		$10.22
Total Return(3)	10.61	%(4)	(0.91)%		5.89%		5.86	%(5)	(0.83)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$95,952		$91,733		$111,585		$103,739		$104,736
Ratio of Expenses Before Expense Limitation	1.02%		1.01%		1.01%		0.97%		1.04%
Ratio of Expenses After Expense Limitation	0.94	%(6)	0.93	%(6)	0.93	%(6)	0.86	%(6)	0.94	%(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	N/A		N/A		N/A		0.86	%(6)	N/A
Ratio of Net Investment Income	2.91	%(6)	2.87	%(6)	2.85	%(6)	2.81	%(6)	1.64	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	231%		220%		277%		376%		400%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation would have been 0.07% higher and the Ratio of Net Investment Income would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II shares would have been approximately 10.51%.

(5)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 4.09%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$370	$—		$370
Agency Fixed Rate Mortgages	—	27,573	—		27,573
Asset-Backed Securities	—	18,038	—		18,038
Collateralized Mortgage Obligations - Agency Collateral Series	—	1,408	—		1,408
Commercial Mortgage-Backed Securities	—	7,437	—		7,437
Corporate Bonds	—	62,408	—	†	62,408	†
Mortgages - Other	—	25,683	—		25,683
Municipal Bonds	—	2,028	—		2,028
Sovereign	—	14,420	—		14,420
U.S. Treasury Securities	—	22,831	—		22,831
Total Fixed Income Securities	—	182,196	—	†	182,196	†
Short-Term Investments
Investment Company	16,060	—	—		16,060
Sovereign	—	452	—		452
U.S. Treasury Security	—	831	—		831
Total Short-Term Investments	16,060	1,283	—		17,343
Foreign Currency Forward Exchange Contracts	—	63	—		63
Futures Contracts	98	—	—		98
Total Assets	16,158	183,542	—	†	199,700	†

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(199)	$—		$(199)
Futures Contract	(20)	—	—		(20)
Credit Default Swap Agreement	—	(5)	—		(5)
Total Liabilities	(20)	(204)	—		(224)
Total	$16,138	$183,338	$—	†	$199,476 †

†  Includes one security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$—

†  Includes one security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$63
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	98	(a)
Total			$161
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(199)
Futures Contract	Variation Margin on Futures Contracts	Interest Rate Risk	(20	)(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(5	)(a)
Total			$(224)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$261
Interest Rate Risk	Futures Contracts	915
Credit Risk	Swap Agreement	1
Interest Rate Risk	Swap Agreements	(165)
Total		$1,012
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(103)
Interest Rate Risk	Futures Contracts	(565)
Credit Risk	Swap Agreement	(5)
Interest Rate Risk	Swap Agreements	75
Total		$(598)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$63	$(199)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$17	$—	$—	$17
Barclays Bank PLC	30	(30)	—	0
Citibank NA	1	(1)	—	0
Royal Bank of Canada	15	(15)	—	0
Total	$63	$(46)	$—	$17
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$92		$(30)	$—	$62
Citibank NA	75		(1)	—	74
HSBC Bank PLC	—	@	—	—	—	@
JPMorgan Chase Bank NA	5		—	—	5
Royal Bank of Canada	25		(15)	—	10
UBS AG	2		—	—	2
Total	$199		$(46)	$—	$153

@  Amount is less than $500.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$21,160,000
Futures Contracts:
Average monthly notional value	$54,058,000
Swap Agreements:
Average monthly notional amount	$1,336,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$922	(d)	$—	$922	(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $938,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$677	$—	$—	$—	$677
Sovereign	261	—	—	—	261
Total Borrowings	$938	$—	$—	$—	$938
Gross amount of recognized liabilities for securities lending transactions					$938

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.30% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $110,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $81,240,000 and $90,989,000, respectively. For the year ended December 31, 2019, purchases and sales of long-term U.S. Government securities were approximately $303,568,000 and $282,816,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $21,000 relating to the Fund's investment in the Liquidity Funds.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$13,323	$100,630	$97,893	$271
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$16,060

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$6,570	$4,328

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(663)	$663

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,133	$507

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $1,262,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 65.9%.

L. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by approximately $5,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $663,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

34

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP 200
Clarendon Street Boston,
Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
2909097 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Director and Officer Information	26

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,025.40	$1,019.61	$5.67	$5.65	1.11%
Emerging Markets Debt Portfolio Class II	1,000.00	1,023.70	1,019.36	5.92	5.90	1.16

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.25%, net of fees, and 14.17%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's new benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (the "Index"), which returned 15.04%, and underperformed against the old benchmark, J.P. Morgan Emerging Markets Bond Global Index, which returned 14.42%. Effective close of business on December 31, 2019, the Fund's primary benchmark changed to the J.P. Morgan Emerging Markets Bond Global Diversified Index.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) fixed income assets had a strong 2019 as improving risk appetite led to spread tightening and lower government bond yields aided duration-sensitive assets. The improvement in sentiment was primarily attributed to positive geopolitical developments as the probability of a hard Brexit was reduced following the electoral win of Boris Johnson's Conservative Party and the U.S. and China moving to sign a phase one trade deal. Also contributing to the positive momentum were signs of stabilization in global economic growth late in the fourth quarter of 2019 after a mid-year slowdown. This was evident in China, which had a sluggish start to the year before showing signs of stabilization in credit growth, improvement in purchasing managers indexes, increased investment, and better housing and retail sales. EM currencies strengthened versus the dollar, but local bond performance drove the majority of performance. Given the tailwind of falling yields, longer-duration assets outperformed in the year, with dollar-denominated sovereign debt leading the way, followed by local currency sovereign debt and then dollar-denominated corporate debt.

•  A decade of slow growth has exacerbated income inequality across the globe, and one manifestation of the dissatisfaction has been protests against the standing political order. Over the past year protests flared in Hong Kong, Lebanon, Iraq, Chile and Ecuador. In the Middle East, the populace vented their anger at perceived economic mismanagement and the lack of infrastructure and employment while in Latin America they pushed back against fiscal consolidation. In a shift back to the center-left, Mexico and Argentina elected more populist leaders, while Brazil maintained its reform agenda progress under President Bolsonaro. In an environment of supportive monetary policy driven by central bank interest rate cuts, higher-rated and longer-duration bonds from countries in the Middle East, Africa and Europe led the way, while those from Latin America lagged. In particular, bonds from Ukraine, Senegal, Costa Rica, Gabon and Ivory Coast outperformed the most, while bonds from Venezuela, Lebanon, Argentina, Suriname and Tajikistan lagged. Venezuela was in default during the year and its bonds were removed from the Index by the end of the period, and Argentina's new government announced a debt restructuring as it struggled to generate growth and U.S. dollars to maintain solvency.

•  The use of derivatives had no material impact on performance. However, currency exposure in Argentina was a detractor in the period.

•  For the year, allocation across and security selection within countries was beneficial to relative performance. This was especially true in Mexico, Brazil and Egypt, while overweight positions in Ukraine, Ecuador, Indonesia, Angola and Paraguay also contributed to relative performance. Security selection in South Africa was also beneficial. Conversely, in a market that rallied, underweight positions in Oman, China, Uruguay and the U.A.E. detracted from relative performance, as did positioning in Russia, Sri Lanka and Bahrain.

Management Strategies

•  In our view, stabilizing but still subpar global growth will reign in 2020. Our baseline scenario envisions a global economic backdrop only marginally better than in 2019, thus leaving global monetary policy accommodation largely in place. Though we see widening emerging market-developed market growth differentials supporting EM assets, we expect EM fixed income to deliver more subdued returns relative to 2019, given our views on current valuations and limited scope for aggressive monetary policy accommodation in the developed world.

•  In local rates, we see the most attractive opportunities in countries with subdued inflation and generous real rates

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

(Russia, Indonesia and Mexico) or implementing reforms that could cause risk premiums to compress (most notably, Brazil). Emerging market currencies, relative laggards versus the U.S. dollar in 2019, could also offer value. However, we believe opportunities may arise in the currencies of economies experiencing cyclical rebounds and showing robust external accounts (for example, Russian ruble and Brazilian real). In hard currency debt, valuations are less convincing after a solid performance in 2019, with limited opportunities in investment grade and potentially more interesting alternatives in high yield sovereigns undergoing structural reforms, such as Ukraine, Egypt or Angola. We will also monitor countries currently undergoing political transitions such as Sri Lanka and Argentina, but we remain sidelined for the time being, awaiting more clarity on politics. As for EM corporates, we see the benign macro outlook as supportive of credit fundamentals, with the financial discipline practiced by EM companies' managements leading us to expect default rates to remain limited and idiosyncratic. As such, we believe there will be interest to return to high yield at the expense of investment grade credit and higher quality duration, which were very much the market's focus in second half of 2019. We think that, on the margin, risks are skewed to the downside, given the optimism already priced in on trade issues and heightened and increasing social tensions in EM economies, which could give rise to populism and a deterioration in economic policymaking.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Diversified Index(1), the Emerging Markets Debt Blended Index(2) and the J.P. Morgan Emerging Markets Bond Global Index(3)

	Period Ended December 31, 2019
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund – Class I(5)	14.25%	4.98%	5.20%	6.67%
J.P. Morgan Emerging Markets Bond Global Diversified Index	15.04	6.24	6.90	8.32
Emerging Markets Debt Blended Index	14.42	5.88	6.57	8.03
J.P. Morgan Emerging Markets Bond Global Index	14.42	5.88	6.57	8.03
Fund – Class II(6)	14.17	4.91	5.13	7.44
J.P. Morgan Emerging Markets Bond Global Diversified Index	15.04	6.24	6.90	8.37
Emerging Markets Debt Blended Index	14.42	5.88	6.57	8.38
J.P. Morgan Emerging Markets Bond Global Index	14.42	5.88	6.57	8.38

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective close of business on December 31, 2019, the Fund changed it's primary benchmark to J.P. Morgan Emerging Markets Bond Global Diversified Index because the Adviser believes the J.P. Morgan Emerging Markets Bond Global Diversified Index is a more appropriate benchmark for the Fund.

(2)  The Emerging Markets Debts Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index from the Fund's inception to December 31, 2019, and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 16, 1997.

(6)  Commenced offering on December 19, 2002.

(7)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.2%)
Angola (1.1%)
Sovereign (1.1%)
Angolan Government International Bond, 8.00%, 11/26/29 (a)(b)	$1,090	$1,166
9.38%, 5/8/48 (a)	890	979
		2,145
Argentina (1.4%)
Corporate Bonds (1.4%)
Province of Santa Fe, 6.90%, 11/1/27 (a)	1,210	962
Provincia de Cordoba, 7.45%, 9/1/24 (a)	440	319
Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (a)	2,220	1,343
		2,624
Azerbaijan (1.1%)
Sovereign (1.1%)
Republic of Azerbaijan International Bond, 3.50%, 9/1/32	2,170	2,138
Bahrain (0.7%)
Sovereign (0.7%)
Bahrain Government International Bond, 7.50%, 9/20/47	1,110	1,356
Belarus (0.2%)
Sovereign (0.2%)
Republic of Belarus International Bond, 6.20%, 2/28/30 (a)	470	500
Brazil (5.0%)
Corporate Bonds (2.7%)
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	1,030	1,026
Embraer Netherlands Finance BV, 5.05%, 6/15/25	460	506
5.40%, 2/1/27	430	485
Minerva Luxembourg SA, 5.88%, 1/19/28 (a)	1,430	1,504
Petrobras Global Finance BV, 5.09%, 1/15/30 (a)	769	825
Rumo Luxembourg Sarl, 7.38%, 2/9/24	742	801
		5,147
Sovereign (2.3%)
Brazilian Government International Bond, 5.00%, 1/27/45	2,829	2,949
6.00%, 4/7/26	1,250	1,461
		4,410
		9,557
	Face Amount (000)	Value (000)
Chile (1.5%)
Corporate Bonds (1.1%)
Colbun SA, 4.50%, 7/10/24 (a)(b)	$1,030	$1,095
Geopark Ltd., 6.50%, 9/21/24 (a)(b)	890	930
		2,025
Sovereign (0.4%)
Empresa Nacional del Petroleo, 4.75%, 12/6/21	761	790
		2,815
China (6.8%)
Corporate Bond (0.5%)
Fufeng Group Ltd., 5.88%, 8/28/21	950	986
Sovereign (6.3%)
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/42	1,590	1,920
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	4,520	4,842
Sinopec Group Overseas Development 2018 Ltd., 2.95%, 11/12/29 (a)	1,600	1,609
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 6/2/21 (a)	2,090	2,091
3.70%, 6/10/25	750	793
3.70%, 6/10/25 (a)	838	886
		12,141
		13,127
Colombia (2.7%)
Corporate Bonds (0.6%)
Millicom International Cellular SA, 6.63%, 10/15/26 (a)	390	433
Termocandelaria Power Ltd., 7.88%, 1/30/29 (a)	610	674
		1,107
Sovereign (2.1%)
Colombia Government International Bond, 4.38%, 7/12/21	530	548
5.00%, 6/15/45	1,950	2,272
11.75%, 2/25/20	1,250	1,268
		4,088
		5,195
Costa Rica (0.9%)
Sovereign (0.9%)
Costa Rica Government International Bond, 6.13%, 2/19/31 (a)	610	650
7.16%, 3/12/45	960	1,025
		1,675

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Dominican Republic (1.8%)
Sovereign (1.8%)
Dominican Republic International Bond, 6.00%, 7/19/28 (a)		$570	$635
6.88%, 1/29/26 (a)		890	1,018
7.45%, 4/30/44 (a)		739	894
9.75%, 6/5/26 (a)	DOP	44,050	855
			3,402
Ecuador (2.2%)
Sovereign (2.2%)
Ecuador Government International Bond, 7.88%, 1/23/28		$520	464
8.88%, 10/23/27		1,550	1,427
9.63%, 6/2/27		390	369
9.65%, 12/13/26		880	838
10.75%, 1/31/29 (a)		460	450
10.75%, 1/31/29		700	684
			4,232
Egypt (3.4%)
Sovereign (3.4%)
Egypt Government Bond, 15.90%, 7/2/24	EGP	16,000	1,080
Egypt Government International Bond, 4.75%, 4/16/26	EUR	510	604
6.38%, 4/11/31 (a)		1,500	1,806
6.59%, 2/21/28		$1,000	1,045
7.50%, 1/31/27 (a)		890	994
8.15%, 11/20/59 (a)		890	953
			6,482
El Salvador (1.1%)
Sovereign (1.1%)
El Salvador Government International Bond, 6.38%, 1/18/27		721	768
7.12%, 1/20/50 (a)		360	385
8.63%, 2/28/29 (a)		760	914
			2,067
Gabon (0.2%)
Sovereign (0.2%)
Republic of Gabon, 6.95%, 6/16/25 (a)		410	433
Georgia (0.3%)
Corporate Bond (0.3%)
TBC Bank JSC, 5.75%, 6/19/24 (a)		495	512
Ghana (1.0%)
Sovereign (1.0%)
Ghana Government International Bond, 8.63%, 6/16/49 (a)		1,460	1,461
8.95%, 3/26/51 (a)		410	420
			1,881
	Face Amount (000)	Value (000)
Guatemala (0.6%)
Sovereign (0.6%)
Guatemala Government Bond, 4.88%, 2/13/28	$1,150	$1,227
Honduras (0.2%)
Sovereign (0.2%)
Honduras Government International Bond, 8.75%, 12/16/20	400	422
Hungary (0.5%)
Sovereign (0.5%)
Hungary Government International Bond, 7.63%, 3/29/41	540	891
India (0.4%)
Sovereign (0.4%)
Export-Import Bank of India, 3.38%, 8/5/26 (a)	790	805
Indonesia (9.2%)
Sovereign (9.2%)
Indonesia Government International Bond, 4.13%, 1/15/25	2,564	2,755
4.75%, 1/8/26 (a)	830	924
4.75%, 1/8/26	990	1,102
5.35%, 2/11/49 (b)	950	1,221
5.88%, 1/15/24 (a)	460	521
5.88%, 1/15/24	4,250	4,816
5.95%, 1/8/46 (a)	330	440
7.75%, 1/17/38	2,105	3,168
Pertamina Persero PT, 6.45%, 5/30/44 (a)	1,030	1,327
6.50%, 11/7/48 (a)	1,000	1,313
		17,587
Iraq (0.4%)
Sovereign (0.4%)
Iraq International Bond, 6.75%, 3/9/23 (a)	690	708
Jamaica (0.8%)
Sovereign (0.8%)
Jamaica Government International Bond, 7.88%, 7/28/45	310	420
8.00%, 3/15/39	860	1,172
		1,592
Jordan (0.3%)
Sovereign (0.3%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)	580	620
Kazakhstan (1.0%)
Sovereign (1.0%)
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)	200	230
KazMunayGas National Co., JSC, 6.38%, 10/24/48 (a)	1,280	1,652
		1,882

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Kenya (0.4%)
Sovereign (0.4%)
Kenya Government International Bond, 8.00%, 5/22/32 (a)		$790	$863
Lebanon (0.7%)
Sovereign (0.7%)
Lebanon Government International Bond, 6.85%, 3/23/27 - 5/25/29		2,940	1,327
Mexico (11.6%)
Corporate Bond (0.7%)
Orbia Advance Corp SAB de CV, 5.50%, 1/15/48 (a)		1,240	1,271
Sovereign (10.9%)
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)		1,263	1,281
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	18,115	996
Mexico Government International Bond, 3.75%, 1/11/28		$1,290	1,343
4.15%, 3/28/27		2,148	2,305
4.60%, 1/23/46		2,530	2,754
6.05%, 1/11/40		1,482	1,932
Petroleos Mexicanos, 5.63%, 1/23/46		404	362
6.49%, 1/23/27 (a)		1,535	1,635
6.50%, 3/13/27 - 1/23/29		660	697
6.63%, 6/15/38		576	577
6.75%, 9/21/47		1,078	1,084
6.84%, 1/23/30 (a)		1,501	1,603
7.69%, 1/23/50 (a)		3,888	4,256
			20,825
			22,096
Nigeria (2.1%)
Corporate Bond (0.5%)
IHS Netherlands Holdco BV, 8.00%, 9/18/27 (a)		950	1,013
Sovereign (1.6%)
Nigeria Government International Bond, 6.38%, 7/12/23		670	718
6.50%, 11/28/27 (a)		920	942
7.14%, 2/23/30 (a)		860	878
9.25%, 1/21/49 (a)		400	448
			2,986
			3,999
Oman (1.1%)
Sovereign (1.1%)
Oman Government International Bond, 6.00%, 8/1/29 (a)		2,060	2,157
	Face Amount (000)	Value (000)
Panama (1.7%)
Sovereign (1.7%)
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)	$1,245	$1,471
Panama Government International Bond, 3.87%, 7/23/60	320	345
4.00%, 9/22/24	294	316
8.88%, 9/30/27	763	1,092
		3,224
Paraguay (1.5%)
Sovereign (1.5%)
Paraguay Government International Bond, 4.63%, 1/25/23 (a)	320	339
4.70%, 3/27/27 (a)(b)	473	521
5.40%, 3/30/50 (a)	610	706
6.10%, 8/11/44 (a)	1,060	1,304
		2,870
Peru (2.8%)
Corporate Bond (0.3%)
Banco de Credito del Peru, 2.70%, 1/11/25 (a)	530	528
Sovereign (2.5%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)	1,298	1,389
Peruvian Government International Bond, 6.55%, 3/14/37	1,150	1,686
Petroleos del Peru SA, 4.75%, 6/19/32 (a)	1,490	1,635
		4,710
		5,238
Philippines (2.0%)
Sovereign (2.0%)
Philippine Government International Bond, 3.95%, 1/20/40	836	961
9.50%, 2/2/30	1,849	2,957
		3,918
Poland (1.0%)
Sovereign (1.0%)
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,290	1,331
4.00%, 1/22/24	230	248
5.00%, 3/23/22	250	268
		1,847
Qatar (3.8%)
Sovereign (3.8%)
Qatar Government International Bond, 4.00%, 3/14/29	1,700	1,901
4.82%, 3/14/49	1,000	1,240
4.82%, 3/14/49 (a)	3,320	4,118
		7,259

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Russia (5.0%)
Sovereign (5.0%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22		$4,400	$4,626
5.63%, 4/4/42		3,800	4,981
			9,607
Saudi Arabia (3.0%)
Sovereign (3.0%)
Saudi Government International Bond, 4.38%, 4/16/29		2,150	2,416
5.25%, 1/16/50 (a)		2,630	3,274
			5,690
Senegal (0.5%)
Sovereign (0.5%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)		920	970
South Africa (1.0%)
Sovereign (1.0%)
Eskom Holdings SOC Ltd., 6.75%, 8/6/23		560	572
7.13%, 2/11/25		760	780
8.45%, 8/10/28 (a)(b)		520	563
			1,915
Turkey (4.7%)
Sovereign (4.7%)
Turkey Government International Bond, 3.25%, 3/23/23		340	327
4.88%, 4/16/43		1,100	910
5.63%, 3/30/21		3,404	3,511
6.35%, 8/10/24		1,290	1,351
6.88%, 3/17/36		1,200	1,241
7.25%, 12/23/23		1,480	1,605
			8,945
Ukraine (3.9%)
Sovereign (3.9%)
Ukraine Government International Bond, 6.75%, 6/20/26 (a)	EUR	360	455
7.75%, 9/1/23 - 9/1/26		$4,390	4,794
9.75%, 11/1/28 (a)		290	353
9.75%, 11/1/28		1,560	1,901
			7,503
United Arab Emirates (1.4%)
Sovereign (1.4%)
Abu Dhabi Government International Bond, 2.50%, 9/30/29 (a)		1,750	1,747
3.13%, 5/3/26		938	979
			2,726
	Face Amount (000)	Value (000)
Uruguay (0.5%)
Sovereign (0.5%)
Uruguay Government International Bond, 5.10%, 6/18/50	$760	$914
Venezuela (0.7%)
Sovereign (0.7%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (c)(d)	15,740	1,298
Total Fixed Income Securities (Cost $174,824)		180,241
	No. of Warrants
Warrants (0.0%)
Nigeria (0.0%)
Central Bank of Nigeria Bond, 0.00% expires 11/15/20	750	21
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.00% expires 4/15/20	3,750	8
Total Warrants (Cost $—)		29
	Shares
Short-Term Investments (6.6%)
Securities held as Collateral on Loaned Securities (1.8%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	3,021,018	3,021
	Face Amount (000)
Repurchase Agreements (0.2%)
HSBC Securities USA, Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $104; fully collateralized by a U.S. Government obligation; 2.88% due 08/15/28; valued at $106)	$104	104
Merrill Lynch & Co., Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $313; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $319)	313	313
		417
Total Securities held as Collateral on Loaned Securities (Cost $3,438)		3,438
	Shares
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $6,020)	6,020,297	6,020

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Sovereign (1.7%)
Nigeria (1.1%)
Nigeria Treasury Bills, 17.95%, 2/27/20	NGN	177,499	$477
18.30%, 2/27/20		215,150	578
19.10%, 2/27/20		398,351	1,069
			2,124
Egypt (0.6%)
Egypt Treasury Bills, 15.60%, 3/10/20	EGP	15,350	933
15.95%, 3/10/20		4,500	274
			1,207
Total Sovereign (Cost $3,318)			3,331
Total Short-Term Investments (Cost $12,776)			12,789
Total Investments (100.8%) (Cost $187,600) Including $3,900 of Securities Loaned (e)(f)			193,059
Liabilities in Excess of Other Assets (-0.8%)			(1,514)
Net Assets (100.0%)			$191,545

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  Issuer in bankruptcy.

(d)  Non-income producing security; bond in default.

(e)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $189,441,000. The aggregate gross unrealized appreciation is approximately $13,415,000 and the aggregate gross unrealized depreciation is approximately $9,818,000, resulting in net unrealized appreciation of approximately $3,597,000.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	EUR	2,550	$2,853	3/18/20	$(21)

DOP  — Dominican Peso

EGP  — Egyptian Pound

EUR  — Euro

MXN  — Mexican Peso

NGN  — Nigerian Naira

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	87.0%
Corporate Bonds	8.0
Other**	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $21,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $178,559)	$184,018
Investment in Security of Affiliated Issuer, at Value (Cost $9,041)	9,041
Total Investments in Securities, at Value (Cost $187,600)	193,059
Foreign Currency, at Value (Cost $69)	67
Cash from Securities Lending	55
Interest Receivable	2,928
Due from Broker	41
Receivable for Fund Shares Sold	20
Receivable from Affiliate	6
Receivable from Securities Lending Income	1
Other Assets	16
Total Assets	196,193
Liabilities:
Collateral on Securities Loaned, at Value	3,493
Deferred Capital Gain Country Tax	410
Payable for Advisory Fees	356
Payable for Fund Shares Redeemed	191
Payable for Servicing Fees	72
Payable for Professional Fees	55
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	21
Payable for Administration Fees	13
Payable for Custodian Fees	8
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	26
Total Liabilities	4,648
NET ASSETS	$191,545
Net Assets Consist of:
Paid-in-Capital	$204,656
Total Accumulated Loss	(13,111)
Net Assets	$191,545
CLASS I:
Net Assets	$170,382
Net Asset Value, Offering and Redemption Price Per Share Applicable to 22,183,251 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.68
CLASS II:
Net Assets	$21,163
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,778,030 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.61
(1) Including:
Securities on Loan, at Value:	$3,900

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $53 of Foreign Taxes Withheld)	$11,713
Dividends from Security of Affiliated Issuer (Note H)	91
Dividends from Securities of Unaffiliated Issuers	23
Income from Securities Loaned — Net	14
Total Investment Income	11,841
Expenses:
Advisory Fees (Note B)	1,444
Servicing Fees (Note D)	322
Administration Fees (Note C)	154
Professional Fees	123
Distribution Fees — Class II Shares (Note E)	53
Custodian Fees (Note G)	29
Shareholder Reporting Fees	24
Pricing Fees	15
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	9
Other Expenses	20
Total Expenses	2,203
Waiver of Distribution Fees — Class II Shares (Note E)	(42)
Rebate from Morgan Stanley Affiliate (Note H)	(9)
Net Expenses	2,152
Net Investment Income	9,689
Realized Loss:
Investments Sold (Net of $94 of Capital Gain Country Tax)	(5,142)
Foreign Currency Forward Exchange Contracts	(26)
Foreign Currency Translation	(41)
Net Realized Loss	(5,209)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $294)	21,129
Foreign Currency Forward Exchange Contracts	4
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	21,132
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	15,923
Net Increase in Net Assets Resulting from Operations	$25,612

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,689	$10,263
Net Realized Loss	(5,209)	(1,472)
Net Change in Unrealized Appreciation (Depreciation)	21,132	(25,065)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,612	(16,274)
Dividends and Distributions to Shareholders:
Class I	(9,202)	(11,050)
Class II	(1,118)	(1,174)
Total Dividends and Distributions to Shareholders	(10,320)	(12,224)
Capital Share Transactions:(1)
Class I:
Subscribed	16,559	19,649
Distributions Reinvested	9,202	11,050
Redeemed	(34,616)	(59,311)
Class II:
Subscribed	2,508	3,233
Distributions Reinvested	1,118	1,174
Redeemed	(3,602)	(4,351)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,831)	(28,556)
Total Increase (Decrease) in Net Assets	6,461	(57,054)
Net Assets:
Beginning of Period	185,084	242,138
End of Period	$191,545	$185,084
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,195	2,590
Shares Issued on Distributions Reinvested	1,219	1,541
Shares Redeemed	(4,595)	(7,982)
Net Decrease in Class I Shares Outstanding	(1,181)	(3,851)
Class II:
Shares Subscribed	336	436
Shares Issued on Distributions Reinvested	149	165
Shares Redeemed	(480)	(587)
Net Increase in Class II Shares Outstanding	5	14

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$7.09		$8.08		$7.79		$7.45		$7.95
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.38		0.36		0.42		0.45		0.41
Net Realized and Unrealized Gain (Loss)	0.62		(0.92)		0.32		0.34		(0.48)
Total from Investment Operations	1.00		(0.56)		0.74		0.79		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.43)		(0.45)		(0.45)		(0.43)
Net Asset Value, End of Period	$7.68		$7.09		$8.08		$7.79		$7.45
Total Return(3)	14.25%		(6.94)%		9.71%		10.55%		(1.12)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$170,382		$165,582		$219,994		$200,455		$209,794
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		1.08%		N/A
Ratio of Expenses After Expense Limitation	1.11	%(4)	1.11	%(4)	1.10	%(4)	1.05	%(4)	1.09	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	N/A		1.11	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	5.04	%(4)	4.83	%(4)	5.22	%(4)	5.72	%(4)	5.24	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	40%		32%		46%		53%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Income would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$7.03		$8.02		$7.74		$7.40		$7.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.37		0.36		0.41		0.44		0.40
Net Realized and Unrealized Gain (Loss)	0.62		(0.92)		0.32		0.34		(0.48)
Total from Investment Operations	0.99		(0.56)		0.73		0.78		(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.43)		(0.45)		(0.44)		(0.42)
Net Asset Value, End of Period	$7.61		$7.03		$8.02		$7.74		$7.40
Total Return(3)	14.17%		(7.04)%		9.58%		10.58%		(1.17)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,163		$19,502		$22,144		$19,661		$18,270
Ratio of Expenses Before Expense Limitation	1.37%		1.36%		1.36%		1.33%		1.37%
Ratio of Expenses After Expense Limitation	1.16	%(4)	1.16	%(4)	1.15	%(4)	1.10	%(4)	1.14	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	N/A		1.16	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	4.99	%(4)	4.78	%(4)	5.17	%(4)	5.67	%(4)	5.19	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)	0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	40%		32%		46%		53%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Income would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the

"Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$15,213	$—	$15,213
Sovereign	—	165,028	—	165,028
Total Fixed Income Securities	—	180,241	—	180,241
Warrants	—	29	—	29
Short-Term Investments
Investment Company	9,041	—	—	9,041
Repurchase Agreements	—	417	—	417
Sovereign	—	3,331	—	3,331
Total Short-Term Investments	9,041	3,748	—	12,789
Total Assets	9,041	184,018	—	193,059
Liabilities:
Foreign Currency Forward Exchange Contract	—	(21)	—	(21)
Total	$9,041	$183,997	$—	$193,038

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(21)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(26)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$4

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(21)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$21	$—	$—	$21

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,721,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,900	(b)	$—	$(3,900	)(c)(d)	$0

(b)  Represents market value of loaned securities at year end.

(c)  The Fund received cash collateral of approximately $3,493,000, of which approximately $3,438,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $55,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $481,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$505	$—	$—	$—	$505
Sovereign	2,988	—	—	—	2,988
Total Borrowings	$3,493	$—	$—	$—	$3,493
Gross amount of recognized liabilities for securities lending transactions					$3,493

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31. 2019.

Effective August 1, 2019, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a

Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is inappropriate. For the year ended December 31, 2019, this waiver amounted to approximately $42,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $72,404,000 and $87,142,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,689	$62,566	$58,214	$91
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$9,041

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$10,320	$12,224

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7,189	$—

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,564,000 and $22,011,000, respectively, that do not have an expiration date.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.9%.

L. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by approximately $2,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Debt Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
2913008 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Director and Officer Information	25

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,085.70	$1,018.90	$6.57	$6.36	1.25%
Emerging Markets Equity Portfolio Class II	1,000.00	1,085.40	1,018.65	6.83	6.61	1.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 19.59%, net of fees, and 19.51%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned 18.42%.

Factors Affecting Performance

•  In broad terms, the regime shift we have expected — of greater dispersion in country returns and investor recognition of not only improving country growth but also a wider number of quality companies delivering steady earnings — began to play out in 2019. While information technology companies delivered the highest aggregate returns, companies in other compelling sectors — which had lagged in the previous three years when tech was all-encompassing — were recognized and rewarded by investors. China outperformed the Index for the year, but in a shift from 2016-2018, even higher equity returns occurred in several other countries where investors recognized and rewarded: reforms that have been enacted, accelerating economic growth, cheap currencies, low debt levels and the beginnings of healthy credit cycles. We are confident these trends could play out even further in 2020 and beyond.

•  For the full year, our aggregate stock selection contributed positively to performance and country allocation contributed effectively in all but a handful of cases. Our underweight allocation to and stock selection in Korea and stock selection in China were the top contributors to performance.

•  Our stock selection in Taiwan and Russia also contributed strongly. In Russia we continue to like selected domestic names for their secular growth opportunities and market share gains, namely a food retailer, a banking/financial services company and internet search engine. Our overweight to a nickel producer was a top contributor. Our allocation to select technology names in Taiwan such as a semiconductor manufacturer and a fabless chip maker also added to performance.

•  The primary detractor from returns was our stock selection in India. Similar to much of 2018, 2019 was characterized by a domestic growth slowdown which led to a narrow rally where investors flocked to the safety of index heavyweights. Detractors included our overweight allocation to a commercial vehicle manufacturer, which benefited from years of industry upscale but suffered from the economic slowdown, and a mass media company, which underperformed from group-level complexities and the pledged share sale transmission mechanism.

•  Our stock selection in and overweight allocation to Peru and overweight allocation to Turkey also hampered returns.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. In the period, the use of currency forward contracts had a negative impact.

Management Strategies

•  In our portfolio we remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings as a result of healthy or improving domestic demand and resistance to declines in global trade. Our aggregate sector overweights are in the financials, health care and consumer staples and discretionary sectors — which we believe should benefit from the economic recovery and expansion phase that most emerging market countries only began to enter in the past couple years. We remain underweight those countries where growth is slowing down, owing to a combination of high debt, overvalued currencies, demographic pressures or major exposure to trade hindrances.

•  We continue to overweight the Central and Eastern European region primarily through our exposure to stocks in Poland and Hungary. We think that growth in Central and Eastern Europe should remain healthy, driven by sustainable domestic demand and the lack of major imbalances. Many of these markets have also been largely ignored in the last three years as investors focused on technology-driven companies and North Asia. We see the region as offering attractive investment opportunities through a combination of this solid economic growth and overlooked equity markets. Poland and Hungary both feature consumer growth accelerating at a faster pace than overall growth as households and businesses tap credit markets from a low base. We continue to like stocks that are exposed to secular growth opportunities in banks, staples, health care and industrial sectors in the region. We

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

have focused the portfolio on stocks with earnings driven by volume growth and operating leverage independent of policy rates.

•  We remain overweight Brazil. The market has been driven by a broad reform narrative since the election of President Bolsonaro in 2018, and we believe the recovery will start to take the lead this year. The recovery has been slow to materialize as the economy comes off a deep five-year recession, and 2019 gross domestic product (GDP) growth disappointed. However, the positive signs we saw in the fourth quarter of 2019 should continue in 2020, particularly as structural reforms — including more privatization, concessions, increased fiscal reform and the potential for tax reform — continue leading into elections later this year. The critical passage of pension reform in October 2019 helped reduce the fiscal headwind. We believe the economy is showing signs of a recovery, supported by the low base, easy financial conditions and continuing macroeconomic reforms.

•  We remain overweight Indonesia as the country continues to make reform progress, delivers high and accelerating growth relative to northern Asian markets vulnerable to trade disruptions, and is benefiting from some improvements in foreign direct investment (FDI). The country should continue to post GDP growth around 5%.(i) Indonesia has room to be accommodative on monetary policy, as long as inflation remains benign and overall stability is maintained, which appears likely. Overall policy direction is focused on supply-side reform and policymakers are aware that they need to focus on this in order to generate much needed FDI to fund their current account deficit. Other reforms which should be supportive of growth include enhancements to education/vocational training and review of the 2003 labor law, which would ideally make it easier for employers to right-size their formal workforce and invest in better training. Additionally, the administration of President Joko Widodo has put forth plans to roll back some of the subsidies of 2019 (subject to budget approval) and is studying a new tax law which includes potentially reducing corporate tax and introducing a digital tax.

•  We remain overweight Mexico. Investors worried about the policy intentions of President-elect Andres Manuel Lopez Obrador (AMLO), when he announced in October 2018 that the new Mexico City Airport construction project was voted down in a narrow referendum. After AMLO was sworn in as president on December 1, 2018, however, his administration sent more encouraging signals on a fairly responsible fiscal budget. We remain broadly constructive on the steadily improving Mexican consumer story, which has been bolstered by a combination of AMLO's victory, strong remittance flows, the potential for minimum wage hikes and continuing improved access to credit from a low base. All of this should support private consumption at the lower income levels. North American trade fears largely subsided as the U.S., Mexico and Canada agreed to replace the North American Free Trade Agreement with a new agreement the U.S. refers to as the USMCA (U.S.-Mexico-Canada Agreement). We remain focused on stocks that can benefit from stable growth, a healthy consumer and structural improvements stemming from direct investment.

•  Korea remains our largest underweight in the portfolio. The economy continues to be impacted by the global slowdown, the cyclical decline in DRAM memory storage and the fall in Chinese auto demand. On domestic policy, there have been negative consequences from the Moon administration's increase in the minimum wage — chiefly higher unemployment as the traditional mom-and-pop stores struggled to keep up with rising costs. The Supreme Court-ordered retrial of Samsung billionaire J.Y. Lee — who had been indicted for bribery charges — is a reflection of the anti-business sentiment of the government. On the back of poor market performance, securities — particularly in the DRAM segment — saw earnings downgrades across the board. Given all these negative pressures, our stock selection in Korea remains focused on identifying growth opportunities within the specific themes of biotechnology, gaming, select global cyclicals (as they relate to the International Maritime Organization 2020 regulation) and China plays linked to improving relations between the two nations (largely in the consumer discretionary segment).

•  We remain underweight China as it is hard hit by a "four D" world (de-globalization, debt accumulation, declining productivity and demographic pressures). The country still faces continued slowing growth, stemming from a combination of high debt levels, a demographic overhang, an expensive currency and declining trade as deglobalization continues for years to come. Growth has been trending lower steadily since the Global Financial Crisis, which China responded to with a massive issuance of debt, though we note this is largely in the state-owned sector. By contrast, companies in so-called "New China," primarily focused on tech, education and services linked to rising consumption, have very little debt. There are many positive structural themes that will likely play out in

(i)  Source: International Monetary Fund, World Economic Outlook, October 2019.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

China, including ongoing industry consolidation and additional consumption upgrades as income per capita rises. Many sectors have passed the rapidly rising penetration stage. We believe that industry leaders with strong competitive advantages and financial strength should be able to gain market share and become even bigger and stronger. In our portfolio, we continue to focus on industry consolidators with sustainable, compounding growth. We expect the market appetite to resume for the "New China" companies as growth expectations are reset and valuation levels find support.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Index(1)

	Period Ended December 31, 2019
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	19.59%	4.91%	3.44%	5.80%
MSCI Emerging Markets Index	18.42	5.61	3.68	6.12
Fund – Class II(4)	19.51	4.86	3.38	9.58
MSCI Emerging Markets Index	18.42	5.61	3.68	10.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 26 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (99.3%)
Brazil (10.6%)
Ambev SA	706,396	$3,288
Atacadao SA	433,148	2,523
B3 SA — Brasil Bolsa Balcao	296,967	3,190
Banco do Brasil SA	73,613	972
Hapvida Participacoes e Investimentos SA	126,617	2,017
Itau Unibanco Holding SA (Preference)	264,412	2,449
Lojas Renner SA	207,996	2,919
Petroleo Brasileiro SA	300,030	2,403
Petroleo Brasileiro SA (Preference)	355,146	2,682
Telefonica Brasil SA (Preference)	170,600	2,466
		24,909
China (28.8%)
Alibaba Group Holding Ltd. ADR (a)	50,914	10,799
Anhui Conch Cement Co., Ltd. Class A	297,284	2,339
Baidu, Inc. ADR (a)	6,976	882
Bank of China Ltd. H Shares (b)	7,921,000	3,385
China Construction Bank Corp. H Shares (b)	4,738,230	4,092
China International Capital Corp., Ltd. H Shares (b)	364,800	703
China Life Insurance Co., Ltd. H Shares (b)	827,000	2,298
China Mengniu Dairy Co., Ltd. (a)(b)	686,000	2,773
China Mobile Ltd. (b)	180,500	1,517
China Overseas Land & Investment Ltd. (b)	444,000	1,729
China Resources Beer Holdings Co., Ltd. (b)	480,000	2,655
China Resources Land Ltd. (b)	246,000	1,225
CSPC Pharmaceutical Group Ltd. (b)	942,000	2,246
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	261,168	1,160
Kweichow Moutai Co., Ltd. Class A	16,291	2,767
New Oriental Education & Technology Group, Inc. ADR (a)	19,792	2,400
Pinduoduo, Inc. ADR (a)	35,270	1,334
Ping An Insurance Group Co. of China Ltd., Class A	136,389	1,673
Ping An Insurance Group Co. of China Ltd. H Shares (b)	169,500	2,003
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	257,400	501
Shenzhou International Group Holdings Ltd. (b)	200,400	2,929
Sino Biopharmaceutical Ltd. (b)	1,043,000	1,459
Sinopharm Group Co., Ltd. H Shares (b)	138,000	504
TAL Education Group ADR (a)	27,870	1,343
Tencent Holdings Ltd. (b)	237,000	11,424
Universal Scientific Industrial Shanghai Co., Ltd. Class A	438,495	1,211
Yihai International Holding Ltd. (a)(b)	64,000	375
		67,726
Egypt (0.9%)
Commercial International Bank Egypt SAE	425,721	2,202
Germany (0.5%)
Adidas AG	3,488	1,135
	Shares	Value (000)
Hong Kong (0.4%)
Budweiser Brewing Co. APAC Ltd. (a)	303,800	$1,025
Hungary (2.6%)
OTP Bank Nyrt	69,842	3,657
Richter Gedeon Nyrt	110,764	2,409
		6,066
India (8.2%)
Axis Bank Ltd.	223,797	2,364
Eicher Motors Ltd.	4,345	1,371
HDFC Bank Ltd. ADR	28,162	1,785
ICICI Bank Ltd.	287,402	2,170
ICICI Bank Ltd. ADR	42,690	644
ICICI Prudential Life Insurance Co., Ltd.	291,061	1,967
IndusInd Bank Ltd.	78,607	1,663
Infosys Ltd.	176,371	1,807
Infosys Ltd. ADR	59,445	613
L&T Finance Holdings Ltd.	620,939	1,031
Larsen & Toubro Ltd.	112,022	2,037
Shree Cement Ltd.	6,325	1,805
		19,257
Indonesia (5.0%)
Astra International Tbk PT	3,705,000	1,845
Bank Central Asia Tbk PT	2,175,800	5,233
Bank Mandiri Persero Tbk PT	1,563,300	864
Bank Rakyat Indonesia Persero Tbk PT	7,327,500	2,319
Telekomunikasi Indonesia Persero Tbk PT	4,942,500	1,416
		11,677
Korea, Republic of (5.1%)
Hotel Shilla Co., Ltd.	16,049	1,254
LG Chem Ltd.	2,157	591
LG Household & Health Care Ltd.	1,200	1,304
Macquarie Korea Infrastructure Fund	57,057	572
NCSoft Corp.	3,424	1,598
S-Oil Corp.	9,185	754
Samsung Biologics Co., Ltd. (a)	1,975	737
Samsung Electronics Co., Ltd.	106,813	5,147
		11,957
Malaysia (0.9%)
Malayan Banking Bhd	418,701	885
Public Bank Bhd	282,600	1,343
		2,228
Mexico (3.8%)
Alsea SAB de CV (a)	475,606	1,253
Grupo Financiero Banorte SAB de CV Series O	504,012	2,814
Infraestructura Energetica Nova SAB de CV	398,401	1,871
Wal-Mart de Mexico SAB de CV	1,010,377	2,901
		8,839
Peru (2.2%)
Cia de Minas Buenaventura SAA ADR	190,735	2,880
Credicorp Ltd.	10,249	2,185
		5,065
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Philippines (1.0%)
Ayala Land, Inc.	1,305,020	$1,170
Jollibee Foods Corp.	267,560	1,140
SM Investments Corp.	4,904	101
		2,411
Poland (2.7%)
Jeronimo Martins SGPS SA	123,331	2,029
LPP SA	960	2,232
Santander Bank Polska SA	26,407	2,139
		6,400
Russia (5.3%)
MMC Norilsk Nickel PJSC ADR	110,876	3,387
Sberbank of Russia PJSC ADR	218,677	3,595
X5 Retail Group N.V. GDR	90,703	3,129
Yandex N.V., Class A (a)	55,243	2,403
		12,514
Singapore (0.5%)
DBS Group Holdings Ltd.	62,000	1,193
South Africa (5.7%)
Bidvest Group Ltd. (The)	172,782	2,526
Capitec Bank Holdings Ltd. (c)	23,465	2,423
Clicks Group Ltd.	129,975	2,381
Nedbank Group Ltd.	108,848	1,666
Reunert Ltd.	224,042	1,161
Sanlam Ltd.	587,008	3,315
		13,472
Taiwan (10.4%)
ASE Technology Holding Co., Ltd.	434,738	1,207
Cathay Financial Holding Co., Ltd.	413,000	586
CTBC Financial Holding Co., Ltd.	2,030,000	1,517
Eclat Textile Co., Ltd.	54,000	726
Hon Hai Precision Industry Co., Ltd.	191,972	582
Largan Precision Co., Ltd.	4,000	667
MediaTek, Inc.	137,000	2,027
Mega Financial Holding Co., Ltd.	1,363,000	1,391
Nanya Technology Corp.	201,000	559
President Chain Store Corp.	26,000	264
Taiwan Cement Corp.	302,840	441
Taiwan Semiconductor Manufacturing Co., Ltd.	1,242,000	13,714
Vanguard International Semiconductor Corp.	310,000	820
		24,501
Thailand (2.2%)
Bangkok Dusit Medical Services PCL (Foreign Shares)	1,417,700	1,229
CP ALL PCL (Foreign Shares)	553,100	1,333
Muangthai Capital PCL (Foreign Shares)	466,000	990
PTT PCL (Foreign Shares)	1,140,100	1,673
		5,225
Turkey (1.8%)
Akbank T.A.S. (a)	1,788,715	2,438
Tupras Turkiye Petrol Rafinerileri AS	80,308	1,712
		4,150
	Shares	Value (000)
United States (0.7%)
NIKE, Inc., Class B	17,257	$1,748
Total Common Stocks (Cost $173,065)		233,700
Short-Term Investments (1.5%)
Securities Held as Collateral on Loaned Securities (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $1,000)	999,772	1,000
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $2,605)	2,604,544	2,605
Total Short-Term Investments (Cost $3,605)		3,605
Total Investments (100.8%) (Cost $176,670) Including $950 of Securities Loaned (d)(e)(f)		237,305
Liabilities in Excess of Other Assets (-0.8%)		(1,849)
Net Assets (100.0%)		$235,456

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2019.

(d)  The approximate fair value and percentage of net assets, $62,526,000 and 26.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $177,442,000. The aggregate gross unrealized appreciation is approximately $65,924,000 and the aggregate gross unrealized depreciation is approximately $6,207,000, resulting in net unrealized appreciation of approximately $59,717,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2019:

Counterparty	Contract to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
Goldman Sachs International	HKD	267,516	$34,172	2/7/20	$(146)

HKD  — Hong Kong Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	45.4%
Banks	24.3
Semiconductors & Semiconductor Equipment	7.8
Interactive Media & Services	6.2
Food & Staples Retailing	6.2
Internet & Direct Marketing Retail	5.1
Insurance	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $146,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $173,065)	$233,700
Investment in Security of Affiliated Issuer, at Value (Cost $3,605)	3,605
Total Investments in Securities, at Value (Cost $176,670)	237,305
Foreign Currency, at Value (Cost $73)	73
Dividends Receivable	343
Receivable for Investments Sold	263
Receivable for Fund Shares Sold	199
Tax Reclaim Receivable	77
Receivable from Affiliate	4
Receivable from Securities Lending Income	—	@
Other Assets	24
Total Assets	238,288
Liabilities:
Collateral on Securities Loaned, at Value	1,000
Payable for Investments Purchased	756
Payable for Advisory Fees	440
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	146
Deferred Capital Gain Country Tax	124
Payable for Fund Shares Redeemed	115
Payable for Servicing Fees	94
Payable for Custodian Fees	51
Payable for Professional Fees	48
Payable for Administration Fees	16
Payable for Transfer Agency Fees	4
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	37
Total Liabilities	2,832
NET ASSETS	$235,456
Net Assets Consist of:
Paid-in-Capital	$169,616
Total Distributable Earnings	65,840
Net Assets	$235,456
CLASS I:
Net Assets	$163,794
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,244,077 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.99
CLASS II:
Net Assets	$71,662
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,498,175 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.93
(1) Including:
Securities on Loan, at Value:	$950

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $806 of Foreign Taxes Withheld)	$6,029
Dividends from Security of Affiliated Issuer (Note H)	104
Income from Securities Loaned — Net	22
Total Investment Income	6,155
Expenses:
Advisory Fees (Note B)	2,024
Servicing Fees (Note D)	380
Custodian Fees (Note G)	213
Administration Fees (Note C)	190
Distribution Fees — Class II Shares (Note E)	176
Professional Fees	115
Shareholder Reporting Fees	45
Transfer Agency Fees (Note F)	15
Directors' Fees and Expenses	10
Pricing Fees	8
Other Expenses	20
Expenses Before Non-Operating Expenses	3,196
Bank Overdraft Expense	4
Total Expenses	3,200
Waiver of Distribution Fees — Class II Shares (Note E)	(141)
Waiver of Advisory Fees (Note B)	(44)
Rebate from Morgan Stanley Affiliate (Note H)	(8)
Net Expenses	3,007
Net Investment Income	3,148
Realized Gain (Loss):
Investments Sold	6,227
Foreign Currency Forward Exchange Contracts	(725)
Foreign Currency Translation	(144)
Net Realized Gain	5,358
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $80)	34,204
Foreign Currency Forward Exchange Contracts	280
Foreign Currency Translation	(4)
Net Change in Unrealized Appreciation (Depreciation)	34,480
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	39,838
Net Increase in Net Assets Resulting from Operations	$42,986

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,148	$2,436
Net Realized Gain	5,358	23,219
Net Change in Unrealized Appreciation (Depreciation)	34,480	(79,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,986	(53,367)
Dividends and Distributions to Shareholders:
Class I	(12,545)	(948)
Class II	(5,567)	(325)
Total Dividends and Distributions to Shareholders	(18,112)	(1,273)
Capital Share Transactions:(1)
Class I:
Subscribed	13,470	37,995
Distributions Reinvested	12,545	948
Redeemed	(55,300)	(62,505)
Class II:
Subscribed	7,329	17,776
Distributions Reinvested	5,567	325
Redeemed	(16,733)	(23,470)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(33,122)	(28,931)
Total Decrease in Net Assets	(8,248)	(83,571)
Net Assets:
Beginning of Period	243,704	327,275
End of Period	$235,456	$243,704
(1) Capital Share Transactions:
Class I:
Shares Subscribed	885	2,272
Shares Issued on Distributions Reinvested	840	60
Shares Redeemed	(3,583)	(3,717)
Net Decrease in Class I Shares Outstanding	(1,858)	(1,385)
Class II:
Shares Subscribed	495	1,056
Shares Issued on Distributions Reinvested	374	21
Shares Redeemed	(1,110)	(1,413)
Net Decrease in Class II Shares Outstanding	(241)	(336)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$14.48		$17.65		$13.16		$12.39		$13.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.14		0.09		0.10		0.08
Net Realized and Unrealized Gain (Loss)	2.56		(3.23)		4.52		0.73		(1.56)
Total from Investment Operations	2.76		(3.09)		4.61		0.83		(1.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.08)		(0.12)		(0.06)		(0.11)
Net Realized Gain	(1.08)		—		—		—		—
Total Distributions	(1.25)		(0.08)		(0.12)		(0.06)		(0.11)
Net Asset Value, End of Period	$15.99		$14.48		$17.65		$13.16		$12.39
Total Return(3)	19.59%		(17.47)%		35.06%		6.74%		(10.69)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$163,794		$175,300		$238,026		$174,423		$204,032
Ratio of Expenses Before Expense Limitation	1.27%		N/A		1.32%		1.39%		1.64%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.22	%(4)	1.25	%(4)	1.28	%(4)(6)	1.40	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.25	%(4)	1.22	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	1.33	%(4)	0.86	%(4)	0.56	%(4)	0.74	%(4)	0.55	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	36%		42%		37%		34%		38%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.42% for Class I shares.

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.35% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$14.44		$17.59		$13.11		$12.35		$13.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.13		0.08		0.09		0.07
Net Realized and Unrealized Gain (Loss)	2.54		(3.21)		4.51		0.73		(1.55)
Total from Investment Operations	2.73		(3.08)		4.59		0.82		(1.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.07)		(0.11)		(0.06)		(0.10)
Net Realized Gain	(1.08)		—		—		—		—
Total Distributions	(1.24)		(0.07)		(0.11)		(0.06)		(0.10)
Net Asset Value, End of Period	$15.93		$14.44		$17.59		$13.11		$12.35
Total Return(3)	19.51%		(17.51)%		35.06%		6.62%		(10.71)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,662		$68,404		$89,249		$76,392		$73,325
Ratio of Expenses Before Expense Limitation	1.52%		1.48%		1.57%		1.64%		1.92%
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.27	%(4)	1.30	%(4)	1.33	%(4)(6)	1.45	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.30	%(4)	1.27	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	1.28	%(4)	0.81	%(4)	0.51	%(4)	0.69	%(4)	0.50	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	36%		42%		37%		34%		38%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class II shares. Prior to September 30, 2015, the maximum ratio was 1.47% for Class II shares.

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class II shares. Prior to September 30, 2016, the maximum ratio was 1.40% for Class II shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$1,371	$1,845	$—	$3,216
Banks	39,755	16,661	—	56,416
Beverages	6,447	3,288	—	9,735
Capital Markets	703	3,762	—	4,465
Chemicals	—	591	—	591
Commercial Banks	—	972	—	972

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Construction & Engineering	$2,037	$—	$—	$2,037
Construction Materials	4,585	—	—	4,585
Consumer Finance	—	990	—	990
Diversified Consumer Services	3,743	—	—	3,743
Diversified Financial Services	1,031	—	—	1,031
Diversified Telecommunication Services	—	3,882	—	3,882
Electronic Equipment, Instruments & Components	2,460	—	—	2,460
Entertainment	—	1,598	—	1,598
Food & Staples Retailing	10,704	3,856	—	14,560
Food Products	4,308	—	—	4,308
Gas Utilities	1,871	—	—	1,871
Health Care Providers & Services	1,005	3,246	—	4,251
Hotels, Restaurants & Leisure	1,253	1,140	—	2,393
Industrial Conglomerates	3,687	101	—	3,788
Information Technology Services	2,420	—	—	2,420
Insurance	11,842	—	—	11,842
Interactive Media & Services	14,709	—	—	14,709
Internet & Direct Marketing Retail	12,133	—	—	12,133
Life Sciences Tools & Services	—	737	—	737
Metals & Mining	6,267	—	—	6,267
Multi-Line Retail	—	2,919	—	2,919
Oil, Gas & Consumable Fuels	1,712	7,512	—	9,224
Personal Products	—	1,304	—	1,304
Pharmaceuticals	3,705	2,409	—	6,114
Real Estate Management & Development	2,954	1,170	—	4,124
Semiconductors & Semiconductor Equipment	18,327	—	—	18,327
Specialty Retail	—	1,254	—	1,254
Tech Hardware, Storage & Peripherals	—	5,147	—	5,147
Textiles, Apparel & Luxury Goods	5,403	3,367	—	8,770
Wireless Telecommunication Services	1,517	—	—	1,517
Total Common Stocks	165,949	67,751	—	233,700
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$3,605	$—	$—	$3,605
Total Assets	169,554	67,751	—	237,305
Liabilities:
Foreign Currency Forward Exchange Contract	—	(146)	—	(146)
Total	$169,554	$67,605	$—	$237,159

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Liability Derivatives Statement of Assets Liabilities and Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(146)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(725)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$280

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(146)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$146	$—	$—	$146

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$42,214,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$950	(b)	$—	$(950	)(c)(d)	$0

(b)  Represents market value of loaned securities at year end.

(c)  The Fund received cash collateral of approximately $1,000,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,000	$—	$—	$—	$1,000
Total Borrowings	$1,000	$—	$—	$—	$1,000
Gross amount of recognized liabilities for securities lending transactions					$1,000

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.83% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $44,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2019, this waiver amounted to approximately $141,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $84,996,000 and $125,895,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$12,157	$67,485	$76,037	$104
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$3,605

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the"Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,399	$15,713	$1,273	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(2,995)	$2,995

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,805	$3,447

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.2%.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $16,714,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019.

The Fund intends to pass through foreign tax credits of approximately $792,000 and has derived net income from sources within foreign countries amounting to approximately $6,830,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund Committee (Until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website.You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
2905337 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,025.40	$1,022.33	$2.91	$2.91	0.57%
Growth Portfolio Class II	1,000.00	1,024.00	1,021.07	4.18	4.18	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 31.81%, net of fees, and 31.47%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 36.39%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers' resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

•  U.S. large-cap growth stocks advanced during the year. Within the Index, information technology (IT) and communication services were the top-performing sectors for the year. All sectors had positive performance, with energy posting the smallest gain.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since

1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable results from both stock selection and sector allocations.

•  Stock selection in information technology, consumer discretionary and communication services was detrimental to relative performance. The Fund's lack of exposure to some of the largest benchmark holdings in the information technology and communication services sectors weighed on relative performance as these index-heavyweights performed very strongly in 2019. This offset the relative gains produced by many of the IT and communication services stocks the Fund did hold. In the consumer discretionary sector, holdings in an online furniture and home goods retailer and a global online marketplace for luxury goods were the biggest laggards.

•  Stock selection in health care was advantageous and made up for most of the relative underperformance from stock selection in the other sectors. Among the sector's largest contributors to Fund performance were holdings in a life science tools provider that sells instruments and reagents to researchers that seek to understand biology at the single-cell level, a provider of cloud-based software solutions to the life sciences industry, a leading provider of continuous glucose monitoring devices used by diabetics and a leading provider of robotics-assisted surgical equipment. However, a sector overweight to health care partially detracted from performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Growth Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2019
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	31.81%	17.50%	17.03%	10.33%
Russell 1000® Growth Index	36.39	14.63	15.22	8.61
Fund – Class II(4)	31.47	17.21	16.74	12.58
Russell 1000® Growth Index	36.39	14.63	15.22	11.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Biotechnology (0.9%)
Alnylam Pharmaceuticals, Inc. (a)	31,256	$3,600
Moderna, Inc. (a)	101,350	1,982
		5,582
Entertainment (6.8%)
Roku, Inc. (a)	103,542	13,864
Spotify Technology SA (a)	181,731	27,178
		41,042
Health Care Equipment & Supplies (8.6%)
DexCom, Inc. (a)	88,536	19,366
Intuitive Surgical, Inc. (a)	54,641	32,301
		51,667
Health Care Providers & Services (2.0%)
Covetrus, Inc. (a)	195,017	2,574
Guardant Health, Inc. (a)	116,293	9,087
		11,661
Health Care Technology (3.8%)
Agilon Health Topco, Inc. (a)(b)(c) (acquisition cost — $1,272; acquired 11/7/18)	3,363	1,511
Veeva Systems, Inc., Class A (a)	152,280	21,420
		22,931
Information Technology Services (15.8%)
Adyen N.V. (Netherlands) (a)	12,091	9,914
MongoDB, Inc. (a)	65,791	8,659
Okta, Inc. (a)	182,585	21,065
Shopify, Inc., Class A (Canada) (a)	74,900	29,778
Square, Inc., Class A (a)	138,903	8,690
Twilio, Inc., Class A (a)	170,207	16,728
		94,834
Interactive Media & Services (11.2%)
Alphabet, Inc., Class C (a)	12,765	17,067
Facebook, Inc., Class A (a)	43,912	9,013
Snap, Inc., Class A (a)	552,463	9,022
Twitter, Inc. (a)	700,948	22,465
Zillow Group, Inc., Class C (a)	211,727	9,727
		67,294
Internet & Direct Marketing Retail (12.2%)
Amazon.com, Inc. (a)	21,273	39,310
Chewy, Inc., Class A (a)	318,791	9,245
Farfetch Ltd., Class A (a)	481,318	4,982
MercadoLibre, Inc. (a)	23,183	13,259
Wayfair, Inc., Class A (a)	69,443	6,276
		73,072
Life Sciences Tools & Services (12.4%)
10X Genomics, Inc. (a)(d) (acquisition cost — $2,053; acquired 12/19/14)	627,809	46,195
Illumina, Inc. (a)	84,132	27,910
		74,105
	Shares	Value (000)
Road & Rail (5.0%)
Uber Technologies, Inc. (a)	1,008,129	$29,982
Software (18.2%)
Atlassian Corp., PLC, Class A (United Kingdom) (a)	70,605	8,497
Coupa Software, Inc. (a)	102,123	14,935
ServiceNow, Inc. (a)	75,540	21,326
Slack Technologies, Inc., Class A (a)	973,554	21,886
Trade Desk, Inc. (The), Class A (a)	64,063	16,642
Workday, Inc., Class A (a)	106,646	17,538
Zoom Video Communications, Inc., Class A (a)	126,950	8,638
		109,462
Specialty Retail (1.0%)
Carvana Co. (a)	65,623	6,041
Total Common Stocks (Cost $445,288)		587,673
Preferred Stocks (2.0%)
Electronic Equipment, Instruments & Components (0.3%)
Magic Leap Series C (a)(b)(c) (acquisition cost — $1,526; acquired 12/22/15)	66,235	1,614
Internet & Direct Marketing Retail (1.6%)
Airbnb, Inc. Series D (a)(b)(c) (acquisition cost — $3,074; acquired 4/16/14)	75,501	9,919
Software (0.1%)
Lookout, Inc. Series F (a)(b)(c) (acquisition cost — $1,618; acquired 06/17/14)	141,612	364
Total Preferred Stocks (Cost $6,218)		11,897
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $5,219)	5,219,468	5,219
Total Investments Excluding Purchased Options (100.8%) (Cost $456,725)		604,789
Total Purchased Options Outstanding (0.0%) (Cost $1,780)		204
Total Investments (100.8%) (Cost $458,505) (e)		604,993
Liabilities in Excess of Other Assets (-0.8%)		(4,513)
Net Assets (100.0%)		$600,480

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2019 amounts to approximately $13,408,000 and represents 2.2% of net assets.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Growth Portfolio

(c)  At December 31, 2019, the Fund held fair valued securities valued at approximately $13,408,000, representing 2.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  Security has been deemed by the investment manager to be illiquid and is subject to restrictions on resale. At December 31, 2019, this security amounted to approximately $46,195,000, which represents 7.7% of net assets of the Fund.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $464,890,000. The aggregate gross unrealized appreciation is approximately $171,581,000 and the aggregate gross unrealized depreciation is approximately $31,478,000, resulting in net unrealized appreciation of approximately $140,103,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	106,741,685	$106,742	$—	@	$546	$(546)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	122,666,310	122,666	80		633	(553)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	111,384,445	111,384	124		601	(477)
							$204		$1,780	$(1,576)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Software	18.2%
Information Technology Services	15.7
Internet & Direct Marketing Retail	13.7
Life Sciences Tools & Services	12.2
Interactive Media & Services	11.1
Other*	8.8
Health Care Equipment & Supplies	8.5
Entertainment	6.8
Road & Rail	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $453,286)	$599,774
Investment in Security of Affiliated Issuer, at Value (Cost $5,219)	5,219
Total Investments in Securities, at Value (Cost $458,505)	604,993
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	229
Receivable for Investments Sold	167
Receivable for Fund Shares Sold	117
Tax Reclaim Receivable	20
Receivable from Affiliate	17
Other Assets	31
Total Assets	605,575
Liabilities:
Payable for Investments Purchased	2,957
Payable for Fund Shares Redeemed	653
Due to Broker	600
Payable for Advisory Fees	441
Payable for Servicing Fees	204
Payable for Reorganization Expense	51
Payable for Distribution Fees — Class II Shares	45
Payable for Professional Fees	44
Payable for Administration Fees	40
Payable for Directors' Fees and Expenses	10
Payable for Custodian Fees	7
Payable for Transfer Agency Fees	3
Other Liabilities	40
Total Liabilities	5,095
NET ASSETS	$600,480
Net Assets Consist of:
Paid-in-Capital	$370,375
Total Distributable Earnings	230,105
Net Assets	$600,480
CLASS I:
Net Assets	$386,720
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,802,858 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$35.80
CLASS II:
Net Assets	$213,760
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,379,586 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$33.51

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Growth Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$568
Dividends from Security of Affiliated Issuer (Note H)	276
Income from Securities Loaned — Net	207
Total Investment Income	1,051
Expenses:
Advisory Fees (Note B)	2,502
Servicing Fees (Note D)	657
Distribution Fees — Class II Shares (Note E)	484
Administration Fees (Note C)	400
Professional Fees	108
Custodian Fees (Note G)	29
Shareholder Reporting Fees	24
Directors' Fees and Expenses	15
Transfer Agency Fees (Note F)	13
Pricing Fees	3
Reorganization Expense	101
Other Expenses	31
Total Expenses	4,367
Waiver of Advisory Fees (Note B)	(811)
Rebate from Morgan Stanley Affiliate (Note H)	(26)
Net Expenses	3,530
Net Investment Loss	(2,479)
Realized Gain (Loss):
Investments Sold	100,793
Foreign Currency Translation	(3)
Net Realized Gain	100,790
Change in Unrealized Appreciation (Depreciation):
Investments	189
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	189
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	100,979
Net Increase in Net Assets Resulting from Operations	$98,500

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,479)	$(1,549)
Net Realized Gain	100,790	37,578
Net Change in Unrealized Appreciation (Depreciation)	189	(16,993)
Net Increase in Net Assets Resulting from Operations	98,500	19,036
Dividends and Distributions to Shareholders:
Class I	(20,830)	(26,721)
Class II	(12,370)	(29,303)
Total Dividends and Distributions to Shareholders	(33,200)	(56,024)
Capital Share Transactions:(1)
Class I:
Subscribed	10,618	7,269
Issued due to a Tax-free Reorganization	245,109	—
Distributions Reinvested	20,830	26,721
Redeemed	(49,722)	(25,308)
Class II:
Subscribed	28,971	72,799
Issued due to a Tax-free Reorganization	61,369	—
Distributions Reinvested	12,370	29,303
Redeemed	(60,606)	(65,568)
Net Increase in Net Assets Resulting from Capital Share Transactions	268,939	45,216
Total Increase in Net Assets	334,239	8,228
Net Assets:
Beginning of Period	266,241	258,013
End of Period	$600,480	$266,241
(1) Capital Share Transactions:
Class I:
Shares Subscribed	308	219
Shares Issued due to a Tax-free Reorganization	6,914	—
Shares Issued on Distributions Reinvested	585	832
Shares Redeemed	(1,439)	(747)
Net Increase in Class I Shares Outstanding	6,368	304
Class II:
Shares Subscribed	913	2,242
Shares Issued due to a Tax-free Reorganization	1,840	—
Shares Issued on Distributions Reinvested	370	968
Shares Redeemed	(1,912)	(2,064)
Net Increase in Class II Shares Outstanding	1,211	1,146

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$28.62		$32.38		$24.65		$29.93		$30.73
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.14)		(0.13)		(0.03)		(0.11)
Net Realized and Unrealized Gain (Loss)	9.23		3.34		10.44		(0.57)		3.76
Total from Investment Operations	9.09		3.20		10.31		(0.60)		3.65
Distributions from and/or in Excess of:
Net Realized Gain	(1.91)		(6.96)		(2.58)		(4.68)		(4.45)
Net Asset Value, End of Period	$35.80		$28.62		$32.38		$24.65		$29.93
Total Return(3)	31.81%		7.54%		43.15%		(1.64)%		12.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$386,720		$126,941		$133,745		$104,504		$119,883
Ratio of Expenses Before Expense Limitation	0.78%		N/A		0.81%		0.79%		0.81%
Ratio of Expenses After Expense Limitation	0.61	%(4)(5)	0.79	%(4)	0.79	%(4)	0.76	%(4)	0.80	%(4)
Ratio of Net Investment Loss	(0.41	)%(4)	(0.39	)%(4)	(0.43	)%(4)	(0.11	)%(4)	(0.37	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	95%		56%		54%		39%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Loss would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class I shares. Prior to April 29, 2019, the maximum ratio was 0.80% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$26.95		$30.89		$23.66		$29.00		$29.97
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.21)		(0.21)		(0.19)		(0.09)		(0.18)
Net Realized and Unrealized Gain (Loss)	8.68		3.23		10.00		(0.57)		3.66
Total from Investment Operations	8.47		3.02		9.81		(0.66)		3.48
Distributions from and/or in Excess of:
Net Realized Gain	(1.91)		(6.96)		(2.58)		(4.68)		(4.45)
Net Asset Value, End of Period	$33.51		$26.95		$30.89		$23.66		$29.00
Total Return(3)	31.47%		7.30%		42.82%		(1.92)%		11.97%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$213,760		$139,300		$124,268		$80,081		$89,398
Ratio of Expenses Before Expense Limitation	1.03%		N/A		1.06%		1.04%		1.09%
Ratio of Expenses After Expense Limitation	0.86	%(4)(5)	1.04	%(4)	1.04	%(4)	1.01	%(4)	1.05	%(4)
Ratio of Net Investment Loss	(0.66	)%(4)	(0.64	)%(4)	(0.68	)%(4)	(0.36	)%(4)	(0.62	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	95%		56%		54%		39%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Loss would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class II shares. Prior to April 29, 2019, the maximum ratio was 1.05% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On April 26, 2019, the Fund acquired the net assets of Morgan Stanley Variable Investment Series Multi Cap Growth ("Multi Cap Growth"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2019, pursuant to a Plan of Reorganization approved by the shareholders of Multi Cap Growth on February 6, 2019 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 6,914,222 Class I shares of the Fund at a net asset value ("NAV") of $35.45 for 6,427,253 Class X shares of Multi Cap Growth; 1,840,161 Class II shares of the Fund at a NAV of $33.35 for 1,745,017 Class Y shares of Multi Cap Growth. The net assets of Multi Cap Growth before the Reorganization were approximately $306,479,000, including unrealized appreciation (depreciation) of approximately $84,991,000 at April 26, 2019. The investment portfolio of Multi Cap Growth, with a fair value of approximately $306,245,000 and identified cost of approximately $221,254,000, on April 26, 2019, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Multi Cap Growth was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $309,573,000. Immediately after the Reorganization, the net assets of the Fund were approximately $616,052,000.

Upon closing of the Reorganization, shareholders of Multi Cap Growth received shares of the Fund as follows:

Multi Cap Growth	Growth Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the period ended December 31, 2019, are approximately as follows:

Net investment loss(1)	$(1,530,000)
Net realized gain and unrealized gain(2)	$217,538,000
Net increase in net assets resulting from operations	$216,008,000

(1)  Approximately $(2,479,000) as reported, plus approximately $388,000 from Multi Cap Growth prior to the Reorganization, plus approximately $561,000 of estimated pro-forma eliminated expenses.

(2)  Approximately $100,979,000 as reported, plus approximately $116,559,000 from Multi Cap Growth prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Multi Cap Growth that have been included in the Fund's Statement of Operations since April 26, 2019.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser, a wholly-owned subsidiary of Morgan Stanley determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$5,582	$—	$—	$5,582
Entertainment	41,042	—	—	41,042
Health Care Equipment & Supplies	51,667	—	—	51,667
Health Care Providers & Services	11,661	—	—	11,661
Health Care Technology	21,420	—	1,511	22,931
Information Technology Services	94,834	—	—	94,834
Interactive Media & Services	67,294	—	—	67,294
Internet & Direct Marketing Retail	73,072	—	—	73,072
Life Sciences Tools & Services	27,910	46,195	—	74,105
Road & Rail	29,982	—	—	29,982
Software	109,462	—	—	109,462
Specialty Retail	6,041	—	—	6,041
Total Common Stocks	539,967	46,195	1,511	587,673
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	1,614	1,614
Internet & Direct Marketing Retail	—	—	9,919	9,919
Software	—	—	364	364
Total Preferred Stocks	—	—	11,897	11,897
Call Options Purchased	—	204	—	204
Short-Term Investments
Investment Company	5,219	—	—	5,219
Total Assets	$545,186	$46,399	$13,408	$604,993

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$1,274	$23,922	*
Purchases	—
Sales	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	(12,670)
Change in unrealized appreciation (depreciation)	237	645
Realized gains (losses)	—	—
Ending Balance	$1,511	$11,897
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$237	$645

*  Includes $15,738 from fund merger.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Common Stock	$1,511	Market Transaction Method	Precedent Transaction	$449.46	Increase
Preferred Stocks	$11,897	Market Transaction Method	Precedent Transaction	$27.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	12.5%–24.5%/15.0%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	0.6x–15.1x/6.2x	Increase
			Discount for Lack of Marketability	8.5%–17.0%/9.8%	Decrease
		Comparable Transactions	Enterprise Value/ Revenue	3.5x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$204	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,468	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(861)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$204	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)		Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$	(— @)	$0
Royal Bank of Scotland	204		—		(204)	0
Total	$204		$—		$(204)	$0

@  Value is less than $500.

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	312,479,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2019, the Fund did not have any outstanding securities on loan.

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares and 1.05% for Class II shares. Effective April 29, 2019, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses will not exceed 0.57% for Class I shares and 0.82% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $811,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $467,987,000 and $527,118,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $26,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$7,895	$270,696	$273,372	$276
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$5,219

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$33,200	$4,769	$51,255

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and tax adjustments related to the Reorganization, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(13,581)	$13,581

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$13,028	$77,000

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 79.5%.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $41,591,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund Committee (Until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013). Chairperson of the Equity	86	None.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
2911545 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	37
Consolidated Statement of Operations	38
Consolidated Statements of Changes in Net Assets	39
Consolidated Financial Highlights	40
Notes to Consolidated Financial Statements	42
Report of Independent Registered Public Accounting Firm	54
Federal Tax Notice	55
Director and Officer Information	56

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,056.50	$1,020.82	$4.51	$4.43	0.87%
Global Strategist Portfolio Class II	1,000.00	1,055.60	1,020.32	5.03	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 17.77%, net of fees, and 17.74%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 26.60%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 18.55%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*(i)

•  Global equities returned +26.2% during 2019, in the best year since 2009 (the Index net total returns in local currency). Over the course of the year, equities climbed steadily higher with the exception of intermittent sell-offs in May and August. Following a sharp fourth quarter 2018 sell-off, 2019 returns were initially propelled by a relief rally, as global central bank policy took a dovish turn, economic data appeared to be stabilizing amid muted inflation, and several issues that had been worrying markets (such as the U.S.-China trade dispute, Brexit, and slowing global growth) appeared to show signs of improvement. Then in early May, a trade agreement between the U.S. and China unraveled, and the U.S. announced an increase in existing tariffs on Chinese imports and threatened new tariffs on both Chinese and Mexican imports. Global equities sold off –5.8% during the month of May. In June, markets found relief in a trade deal with Mexico which averted those tariffs, in optimism that the U.S. and China would make progress at the G-20 Summit in Osaka, and — most importantly — from indications from the U.S. Federal Reserve (Fed) that it was considering rate cuts in 2019. The dovish shift of major central banks helped support markets in the third quarter; however, slowing economic data, new tariff announcements, and a brief inversion of the U.S. Treasury yield curve between 2- and 10-year maturities (known as the 2s-10s yield curve) contributed to recession fears and caused another sell-off in August. Markets resumed their upward trajectory in September through the remainder of the year, as global central banks appeared to engineer a soft landing and geopolitical risks (U.S.-China trade, Brexit) subsided.

•  Regionally, U.S. equities led in 2019, with the S&P 500® Index up +31.5%, boosted by a supportive Fed, relatively stronger growth compared with other regions, and muted inflation. Tech was the leader among sectors, driving one third of the total index returns, with the S&P 500® Information Technology Index up +49.5%. Eurozone equities were the second strongest performing region, up +28.2% (Euro Stoxx 50 Index in euros). European Monetary Union (EMU) equities were supported by stabilization in economic data, past currency weakness (the euro was down more than 10% in USD since January 2018), reduced uncertainty around Italy and Brexit, and European Central Bank (ECB) easing and dovish signaling. Emerging market (EM) equities lagged, rising +18.4% in USD and +18.0% in local currency (MSCI Emerging Markets Index), despite a fourth quarter rally of nearly 12% in USD, as economic data there disappointed expectations and the market feared U.S.-China trade tensions would disproportionately affect the region. Japanese equities returned +17.7% (TOPIX Index in yen), lagging other markets, as economic data there slowed, in part from falling trade flows and from domestic demand absorbing the impacts of the value added tax hike from 8% to 10% in the third quarter of 2019 and a typhoon in October.

•  The J.P. Morgan Global Government Bond Index rose +8.0% in local currencies and +6.6% in USD terms, as global yields fell. Investors priced in the dovish turn from global central banks in response to weakening data and concerns over the impact to global growth from higher tariffs and uncertainty. Over the course of the year, the Fed went from indicating (via the "dot plot") three hikes in 2019 and one in 2020 (as of November of 2018), to actually cutting rates three times in July, September, and October of 2019. The U.S. 10-year Treasury yield fell –77 basis points (bps) to 1.92%, and the 2-year Treasury fell –92 bps to 1.57% with the 2s-10s yield curve inverting briefly in August. A number of other U.S. yield curves have inverted this year starting in March, triggering recession concerns. The ECB cut rates in September by

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

–10 bps to –0.5% while re-starting quantitative easing (QE, buying €20 billion worth of bonds per month, starting November 1, 2019) and vowed to maintain QE and low rates until inflation picks up. German 10-year bund yields fell –43 bps to –0.19%. Periphery eurozone bond yields fell considerably in 2019, as Italy and the European Union (EU) agreed to a fiscal compromise and a coalition agreement between Italy's Five Star and center-left Democratic parties further allayed fears of an EU confrontation. Greek 10-year bond yields dropped –292 bps to 1.43%, Spanish 10-year bond yields fell –95 bps to 0.47%, and Italian yields declined –133 bps to 1.41%, considerably below U.S. Treasury yields. Corporate bond spreads tightened, with U.S. high yield spreads down –190 bps in 2019 to 3.36%.

•  The U.S. dollar was flat (+0.2%) in 2019. The British pound rose +3.9% in a volatile year: the pound initially rose +2.2% in the first quarter of 2019 when the U.K. avoided a no-deal Brexit on March 31, 2019, then sold off –5.6% in the second and third quarters after U.K. Prime Minister Theresa May announced she would step down and was replaced by Brexit hardliner Boris Johnson, rendering the path to Brexit increasingly risky. The pound then rose nearly 8% in the fourth quarter as Boris Johnson's electoral win helped clear a path towards Brexit and reduced uncertainty. The euro was slightly weaker, down –2.2% vs. the U.S. dollar. The Chinese renminbi fell –1.2% during the year, having recovered most of the –6% sell-off this summer when the currency broke through the 7.0 level (which at the time caused the U.S. to label China a currency manipulator). Oil-sensitive currencies were some of the strongest gainers vs. USD in 2019. The Russian ruble rose +11.6% and the Canadian dollar rose +5.0%, as the price of Brent rose +24.9%. The Argentine peso was the weakest currency, depreciating –37.2% vs. USD. Argentina's primary election results in August dealt a major blow to hopes for a continuation of the market-friendly government. In anticipation of a Peronist government favoring a weak currency, Argentine assets sold off sharply.

•  Commodities rose +17.6% in 2019 (S&P GSCI Total Return Index in USD), driven by oil which was up nearly +25% (Brent, spot price) on production cuts by the Organization of the Petroleum Exporting Countries and its allies (OPEC+), U.S. sanctions against Iran and Venezuela, and expectations for better demand given firming growth. Gold rose +18.3% to the highest levels since 2013, as investors flocked to safe-haven assets and real interest rates declined.

•  The Fund's asset allocation mix of an average underweight in cash, and average overweights in commodities, equities and fixed income had a negative impact on performance.

•  Active positions within equities detracted from performance. Contributors during the period included positions in our Value Recovery theme, such as overweight value stocks vs. momentum and quality stocks in the U.S. and Europe, and overweight in U.S. banks vs. U.S. equities. An overweight position in U.S. housing stocks and an underweight position in U.S. initial public offering (IPO) stocks, both relative to U.S. equities, and an underweight position in Australian banks relative to developed market banks and developed market equities also contributed to performance. These gains were offset by losses from overweight positions in North American midstream energy companies and U.S. health care stocks, both relative to U.S. equites, and an overweight position in Japanese real estate relative to Japanese equities. In addition, our underweight position in Canadian banks relative to global equities also detracted from performance.

•  Active positions within fixed income contributed to performance. Contributors included overweight positions in Greek bonds relative to French, Italian, and Spanish bonds. An overweight position in U.S. 10-year TIPS (Treasury inflation-protected securities) and an overweight position in Australian bonds, directional as well as relative to U.S. Treasuries, also contributed to performance. Detractors during the period included an overweight position in Argentine 10-year bonds.

•  Active positions within commodities (implemented via commodity futures) had a positive impact on performance, as an overweight position in gold contributed.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Overweight positions in the Argentine peso vs. a basket of emerging market currencies and in the Brazilian real vs. the U.S. dollar and a basket of Latin American currencies detracted. In addition, underweight positions in the Chinese renminbi, both relative to the U.S. dollar and G-10 currencies, and an underweight position in the U.S. dollar (DXY index) also detracted from performance. These losses were partially offset by gains from overweight positions in the British pound relative to the U.S. dollar and the euro.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Management Strategies(ii)

•  As of December 31, 2019, the Fund's allocation was approximately 61% global equities, 34% global fixed income (35% in U.S. 10-year Treasury duration-equivalent exposure), 2% commodities and 3% cash.

•  We enter 2020 with a small overweight to global equities and an underweight to bonds. We expect global growth to reaccelerate on easier monetary policy despite late-cycle vulnerabilities (e.g. U.S. corporate debt, U.S. profit margins, China debt). The Global Multi-Asset team estimates that global growth could rebound to trend of 2.7% by the fourth quarter of 2020, from 2.2% expected in the fourth quarter of 2019 (and vs. 2.5% current trend implied by the latest purchasing managers index, or PMI). Global PMIs appear to have bottomed in September-October 2019. A phase one trade agreement between the U.S. and China appears to be on track, reducing near-term risk and bringing the impact of the tariffs on global growth from –55 bps to –30 bps, in our estimation, although we continue to expect that the U.S. and China will be in a trade cold war for the next decade or more, with periods of tension and periods of détente. We expect a very mild acceleration in inflation, with U.S. inflation reaching the Fed's target in 6-12 months. In contrast, Europe and Japan remain far from inflation targets, and their ability to achieve these targets is in question. We believe monetary policy is at the end of the line, while fiscal policy will remain expansionary, particularly in the U.S. and China. Overall, this is likely a positive environment for equities generally and for cyclical and value stocks in particular. Risks to our view include slower than expected growth in China, the election of a progressive Democrat in the U.S., or a resumption of the U.S.-China economic cold war.

•  Global equities are slightly cheap relative to bonds based on the equity risk premium (at 4.55% as of December 31, 2019 vs. 4.28% implied by our growth forecast), although in absolute terms they remain expensive. We expect global earnings to rebound to 8% in 2020, a –2% miss compared to analyst expectations; however, subdued inflation and rates are still supportive of valuations. Sentiment for global equities is neutral both in absolute terms and relative to bonds.

•  We hold a modest underweight to global bonds. U.S. 10-year Treasury yields, at 1.90%, are close to our target of 2.05%-2.30% under a trade truce. Real yields remain near record lows, and the global yield curve is close to flat. Bond sentiment is neutral. Market pricing implies a greater than 50% chance of a rate cut in 2020. In contrast, we expect the Fed to remain on hold as inflation in the U.S. rebounds to the 2% target. We hold an overweight in U.S. 10-year inflation swaps, as 10-year breakevens at 1.8% remain 50 bps below the core consumer price index (CPI) of 2.3%.

•  We hold an underweight position in U.S. equities relative to eurozone domestic stocks, which are trading 12% cheap relative to the historical relative median forward price-earnings (P/E) ratio. EMU fundamentals such as PMIs and earnings per share (EPS) have improved relative to the U.S.; however, EMU domestic stocks have not reflected this and have in fact de-rated. We expect U.S. growth to decelerate from 2.1% quarter-over-quarter (QoQ) seasonally adjusted annual rate (SAAR) in the third quarter of 2019 to 1.7% QoQ SAAR by mid-2020, while EMU growth rises gradually from 1.2% in the third quarter of 2019 to 1.4% by the fourth quarter of 2020. We are also overweight EMU banks vs. EMU equities, which are near the cheapest levels ever on relative forward P/E, trading at a 24% discount. We expect that rebounding loan growth will help drive bank profitability higher.

•  We are overweight gold. We forecast 10-20% price appreciation over the next 12-24 months as the U.S. TIPS yield declines a further 20-30 bps and the U.S. dollar depreciates 5-10%. The U.S. dollar is approx. 0.6 standard deviations expensive on real effective exchange rate (REER) and sentiment is moderately overbought; real rate differentials suggest downside risk.

•  We are overweight value stocks in both the U.S. and Europe, vs. momentum, low volatility, and expensively-valued stocks, given rebounding growth and a steepening yield curve. Our models indicate that, in a trade truce scenario, the global economy could rebound to close to trend in 2020, U.S. yields could reach 2.05-2.30% and the 2s10s curve could steepen back to 30-40 bps. EMU value stocks are currently trading at a 60-65% discount to low volatility and expensively valued stocks on forward P/E vs. an average discount of roughly 37% since 1994. From this level of discount, historically value stocks have outperformed low volatility and expensively valued stocks by 15-18% over the next 12 months. In the U.S., value stocks are trading at a 56% discount to expensively-valued and momentum stocks, compared to a 46% discount historically. Historically, value stocks have outperformed expensively-valued and momentum stocks by nearly 20%

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

from these levels of valuation. We are also overweight U.S. banks vs. U.S. equities, which are 11% cheap on forward P/E, while relative EPS should trend higher as a result of share buybacks.

•  In emerging markets, EM ex-China stocks look slightly cheap, trading at a 5% discount to their historical average valuation relative to developed markets ex-Japan. Relative sentiment is neutral. We do expect a mild recovery in both absolute gross domestic product (GDP) growth and in EM ex-China vs. developed market GDP growth differentials, from 1.0% to 1.4%, which should drive modest earnings outperformance.

•  Japanese equities appear cheap and unloved, with valuations at a 17% discount to developed market equities ex-Japan, near all-time lows, and foreign investors having unwound nearly all of the "Abenomics" inflows. However, Japanese stocks tend to be cyclical and to be driven by yen weakness, and it appears that the Bank of Japan has limited room or desire to cut interest rates and/or orchestrate another round of yen depreciation.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2019
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	17.77%	4.79%	5.66%	4.26%
MSCI All Country World Index	26.60	8.41	8.79	6.57
Customized MSIM Global Allocation Index	18.55	5.79	6.02	N/A
Fund – Class II(5)	17.74	4.68	—	5.63
MSCI All Country World Index	26.60	8.41	—	8.68
Customized MSIM Global Allocation Index	18.55	5.79	—	5.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (40.1%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.46%, 7/1/45 (Cost $50)	$49	$50
Agency Fixed Rate Mortgages (2.4%)
United States (2.4%)
Federal Home Loan Mortgage Corporation, Conventional Pools: 4.00%, 4/1/49	275	285
4.50%, 1/1/49	84	89
Gold Pools: 3.50%, 2/1/45 - 6/1/45	376	397
4.50%, 1/1/49	57	59
Federal National Mortgage Association, Conventional Pools: 3.50%, 3/1/49	136	141
4.00%, 11/1/41 - 1/1/46	352	377
4.50%, 3/1/41 - 11/1/44	190	206
5.00%, 1/1/41 - 3/1/41	68	75
6.00%, 1/1/38	11	13
6.50%, 8/1/38	4	4
January TBA: 3.00%, 1/1/50 (a)	220	223
3.50%, 1/1/50 (a)	486	500
Government National Mortgage Association, Various Pools: 4.00%, 7/15/44	44	48
5.00%, 2/20/49 - 3/20/49	177	186
Total Agency Fixed Rate Mortgages (Cost $2,587)		2,603
Asset-Backed Securities (0.4%)
United States (0.4%)
Louisiana Public Facilities Authority 3 Month USD LIBOR + 0.90%, 2.84%, 4/26/27 (b)	20	20
New Century Home Equity Loan Trust 1 Month USD LIBOR + 1.35%, 3.14%, 3/25/33 (b)	73	73
New Residential Advance Receivables Trust 2.52%, 8/15/53 (c)	115	114
North Carolina State Education Assistance Authority 3 Month USD LIBOR + 0.80%, 2.74%, 7/25/25 (b)	20	20
NovaStar Mortgage Funding Trust 1 Month USD LIBOR + 1.58%, 3.37%, 12/25/34 (b)	75	76
Renaissance Home Equity Loan Trust 1 Month USD LIBOR + 0.76%, 2.55%, 12/25/32 (b)	85	85
Total Asset-Backed Securities (Cost $387)		388
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.8%)
United Kingdom (0.1%)
Taurus DAC, 3 Month GBP LIBOR + 1.10%, 1.89%, 5/22/28 (b)	GBP	100	$132
United States (0.7%)
COMM Mortgage Trust, 3.28%, 1/10/46		$45	46
3.96%, 3/10/47		144	153
4.73%, 7/15/47 (b)(c)		100	97
Commercial Mortgage Pass-Through Certificates, 4.24%, 2/10/47 (b)		77	82
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	41
WFRBS Commercial Mortgage Trust, 3.99%, 10/15/57 (b)(c)		144	138
5.02%, 9/15/46 (b)(c)		140	138
			695
Total Commercial Mortgage-Backed Securities (Cost $795)			827
Corporate Bonds (14.4%)
Australia (0.4%)
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		85	89
Macquarie Group Ltd., 4.15%, 3/27/24 (c)		50	53
Transurban Finance Co. Pty Ltd., 2.00%, 8/28/25	EUR	100	121
Woolworths Group Ltd., 4.00%, 9/22/20 (c)		$150	152
			415
Belgium (0.1%)
Anheuser-Busch InBev SA, 2.75%, 3/17/36	EUR	75	103
Canada (1.0%)
Enbridge, Inc., 2.50%, 1/15/25		$50	50
Province of Alberta Canada, 1.75%, 8/26/20		260	260
Province of British Columbia Canada, 2.00%, 10/23/22		260	262
Province of Ontario Canada, 2.30%, 6/15/26		230	233
Royal Bank of Canada, 2.75%, 2/1/22		250	255
			1,060
Chile (0.2%)
Banco del Estado de Chile, 2.67%, 1/8/21 (c)		200	201

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
China (0.4%)
Baidu, Inc., 2.88%, 7/6/22		$200	$202
Syngenta Finance N.V., 4.44%, 4/24/23 (c)		200	209
			411
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		120	133
France (1.1%)
Air Liquide Finance SA, 1.75%, 9/27/21 (c)		200	199
Banque Federative du Credit Mutuel SA, 0.75%, 7/17/25	EUR	100	115
BNP Paribas SA, 1.13%, 6/11/26		125	145
2.82%, 11/19/25 (c)		$225	228
BPCE SA, 5.15%, 7/21/24 (c)		200	220
Orange SA, 5.00%, 10/1/26 (d)	EUR	100	137
TOTAL SA, 3.88%, 5/18/22 (d)		100	122
			1,166
Germany (1.2%)
Bayer US Finance II LLC, 3.88%, 12/15/23 (c)		$200	210
BMW US Capital LLC, 2.15%, 4/6/20 (c)		125	125
Daimler Finance North America LLC, 2.70%, 6/14/24 (c)		150	151
Deutsche Bank AG, 2.70%, 7/13/20		225	225
Deutsche Telekom International Finance BV, 3.60%, 1/19/27 (c)		150	158
Kreditanstalt fuer Wiederaufbau, 1.13%, 9/15/32	EUR	190	237
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 6.00%, 5/26/41		100	122
			1,228
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		$200	205
Israel (0.0%)
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		32	31
Italy (0.2%)
FCA Bank SpA, 1.38%, 4/17/20	EUR	100	113
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	104
			217
	Face Amount (000)		Value (000)
Korea, Republic of (0.4%)
Korea Electric Power Corp., 2.50%, 6/24/24 (c)		$200	$201
Korea Hydro & Nuclear Power Co., Ltd., 3.75%, 7/25/23 (c)		200	210
			411
Malaysia (0.2%)
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		200	210
Netherlands (0.6%)
ABN AMRO Bank N.V., 2.88%, 6/30/25	EUR	100	114
ASR Nederland N.V., 5.00%, 9/30/24 (d)		100	130
Cooperatieve Rabobank UA, 3.88%, 2/8/22		$50	52
Series G 3.75%, 11/9/20	EUR	50	58
ING Bank N.V., 5.80%, 9/25/23 (c)		$200	222
ING Groep N.V., 1.38%, 1/11/28	EUR	100	120
			696
Saudi Arabia (0.2%)
Saudi Arabian Oil Co., 3.50%, 4/16/29		$200	208
Spain (0.4%)
Banco Santander SA, 3.13%, 1/19/27	EUR	100	128
5.18%, 11/19/25		$200	225
CaixaBank SA, 0.75%, 4/18/23	EUR	100	114
			467
Sweden (0.2%)
Skandinaviska Enskilda Banken AB, 2.30%, 3/11/20		$250	250
Switzerland (0.2%)
UBS Group AG, 3.49%, 5/23/23 (c)		200	206
United Arab Emirates (0.2%)
ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (c)		200	209
United Kingdom (1.5%)
BAT Capital Corp., 3.22%, 8/15/24		50	51
3.56%, 8/15/27		100	102
BP Capital Markets PLC, 2.50%, 11/6/22		100	102
Heathrow Funding Ltd., 4.88%, 7/15/23 (c)		100	104
HSBC Holdings PLC, 4.25%, 3/14/24		200	213
Lloyds Bank PLC, 6.50%, 3/24/20	EUR	200	228

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Lloyds Banking Group PLC, 4.55%, 8/16/28		$200	$224
Nationwide Building Society, 3.77%, 3/8/24 (c)		200	207
NGG Finance PLC, 5.63%, 6/18/73	GBP	100	150
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		$200	210
			1,591
United States (5.6%)
AbbVie, Inc., 3.20%, 11/21/29 (c)		100	102
Amazon.com, Inc., 2.80%, 8/22/24		150	155
American International Group, Inc., 4.88%, 6/1/22		50	53
Apple, Inc., 2.50%, 2/9/22		200	203
AT&T, Inc., 1.80%, 9/5/26	EUR	100	120
4.50%, 3/9/48		$120	133
AvalonBay Communities, Inc., Series G 2.95%, 9/15/22		50	51
Bank of America Corp., MTN 4.00%, 1/22/25		175	187
Bristol-Myers Squibb Co., 3.40%, 7/26/29 (c)		150	161
Chubb INA Holdings, Inc., 0.88%, 6/15/27	EUR	100	115
Cigna Corp., 3.05%, 10/15/27 (c)		$50	51
Citigroup, Inc., 5.50%, 9/13/25		75	86
Coca-Cola Co. (The), 3.20%, 11/1/23		100	105
CVS Health Corp., 2.63%, 8/15/24		150	151
Diamondback Energy, Inc., 2.88%, 12/1/24		100	101
Discover Bank, 3.10%, 6/4/20		255	256
Dollar Tree, Inc., 3.70%, 5/15/23		75	78
Duke Energy Corp., 1.80%, 9/1/21		100	100
Emerson Electric Co., 1.25%, 10/15/25	EUR	125	148
Ford Motor Credit Co., LLC, 2.68%, 1/9/20		$200	200
Fox Corp., 4.71%, 1/25/29 (c)		50	57
Goldman Sachs Group, Inc. (The), 2.88%, 10/31/22		75	76
6.75%, 10/1/37		125	174
	Face Amount (000)		Value (000)
HCA, Inc., 4.13%, 6/15/29		$50	$53
HSBC USA, Inc., 3.50%, 6/23/24		100	106
International Business Machines Corp., 3.00%, 5/15/24		250	260
Las Vegas Sands Corp., 3.50%, 8/18/26		50	52
Level 3 Financing, Inc., 3.40%, 3/1/27 (c)		25	25
McDonald's Corp., MTN 3.38%, 5/26/25		100	106
Medtronic Global Holdings SCA, 1.13%, 3/7/27	EUR	125	147
Metropolitan Life Global Funding I, 2.40%, 1/8/21 (c)		$200	201
Microsoft Corp., 1.55%, 8/8/21		200	200
NBC Universal Media LLC, 4.38%, 4/1/21		130	134
Newmont Goldcorp Corp., 3.70%, 3/15/23		73	76
NextEra Energy Capital Holdings, Inc., 2.75%, 11/1/29		100	101
Occidental Petroleum Corp., 3.20%, 8/15/26		110	111
Oracle Corp., 3.40%, 7/8/24		75	79
PepsiCo, Inc., 2.63%, 4/28/26	EUR	100	130
Prologis Euro Finance LLC, 1.88%, 1/5/29		100	124
salesforce.com, Inc., 3.25%, 4/11/23		$100	104
Starbucks Corp., 3.80%, 8/15/25		100	108
Synchrony Bank, 3.00%, 6/15/22		250	255
Union Pacific Corp., 3.95%, 9/10/28		50	55
UnitedHealth Group, Inc., 2.88%, 3/15/23		100	103
Verizon Communications, Inc., 1.38%, 10/27/26	EUR	125	149
4.67%, 3/15/55		$43	53
Visa, Inc., 3.15%, 12/14/25		75	79
Wells Fargo & Co., 2.88%, 10/30/30		225	227
			5,901
Total Corporate Bonds (Cost $14,840)			15,319

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (1.0%)
United States (1.0%)
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		$489	$493
3.50%, 5/25/45 - 7/25/46		200	204
4.00%, 5/25/45		18	19
Seasoned Credit Risk Transfer Trust, 3.00%, 11/25/57 - 10/25/58		293	299
4.00%, 10/25/58		26	27
Total Mortgages — Other (Cost $1,018)			1,042
Sovereign (18.2%)
Argentina (0.3%)
Argentine Republic Government International Bond, 5.88%, 1/11/28		750	355
Australia (0.6%)
Australia Government Bond, 2.75%, 11/21/29	AUD	810	641
Austria (0.3%)
Republic of Austria Government Bond, 2.10%, 12/31/99 (c)	EUR	50	90
4.15%, 3/15/37 (c)		120	219
			309
Belgium (0.2%)
Kingdom of Belgium Government Bond, 1.90%, 6/22/38 (c)		180	248
Canada (1.0%)
Canadian Government Bond, 2.25%, 6/1/29	CAD	1,310	1,057
China (0.3%)
Sinopec Group Overseas Development 2013 Ltd., 2.63%, 10/17/20	EUR	130	149
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20 (c)		$200	200
			349
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	570	91
France (0.5%)
French Republic Government Bond OAT, 2.00%, 5/25/48 (c)	EUR	190	274
3.25%, 5/25/45		130	229
			503
Germany (0.6%)
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/29		490	574
4.25%, 7/4/39		40	81
			655
Greece (2.2%)
Hellenic Republic Government Bond, 3.75%, 1/30/28		1,717	2,281
Hungary (0.2%)
Hungary Government Bond, 3.00%, 8/21/30	HUF	55,000	204
	Face Amount (000)		Value (000)
Indonesia (0.4%)
Indonesia Government International Bond, 1.75%, 4/24/25	EUR	130	$154
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	3,341,000	261
			415
Italy (0.9%)
Italy Buoni Poliennali Del Tesoro, 1.75%, 7/1/24	EUR	500	591
3.85%, 9/1/49 (c)		230	334
			925
Japan (5.5%)
Japan Government Five Year Bond, 0.10%, 6/20/24	JPY	14,000	130
Japan Government Ten Year Bond, 0.10%, 6/20/26 - 6/20/29		179,000	1,670
0.50%, 9/20/24		71,000	673
0.60%, 12/20/23		23,000	218
1.10%, 6/20/21		82,000	768
Japan Government Thirty Year Bond, 0.30%, 6/20/46		61,000	552
1.70%, 6/20/33		87,000	973
2.00%, 9/20/40		70,000	865
			5,849
Korea, Republic of (0.4%)
Export-Import Bank of Korea, 2.38%, 6/25/24		$200	202
Korea International Bond, 2.00%, 6/19/24		200	200
			402
Malaysia (0.1%)
Malaysia Government Bond, 3.96%, 9/15/25	MYR	600	152
Mexico (0.3%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	1,700	93
8.50%, 5/31/29		3,000	177
Petroleos Mexicanos, 6.84%, 1/23/30 (c)		$92	98
			368
New Zealand (0.0%)
New Zealand Government Bond, 3.00%, 4/20/29	NZD	40	30
Norway (0.1%)
Norway Government Bond, 2.00%, 5/24/23 (c)	NOK	730	85
Poland (0.1%)
Republic of Poland Government Bond, 2.50%, 7/25/27	PLN	210	57
Portugal (0.1%)
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45 (c)	EUR	30	53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Russia (0.1%)
Russian Federal Bond — OFZ, 7.95%, 10/7/26	RUB	5,400	$96
Spain (1.5%)
Spain Government Bond, 0.25%, 7/30/24 (c)	EUR	290	330
0.45%, 10/31/22		380	436
1.60%, 4/30/25 (c)		590	719
2.70%, 10/31/48 (c)		50	75
3.45%, 7/30/66 (c)		31	55
			1,615
Supernational (0.8%)
European Financial Stability Facility, 1.25%, 5/24/33		110	138
European Investment Bank, 0.20%, 7/15/24		190	218
International Bank for Reconstruction & Development, 2.20%, 2/27/24	AUD	620	449
			805
Sweden (0.2%)
Sweden Government Bond, 0.75%, 11/12/29 (c)	SEK	2,000	226
United Kingdom (1.4%)
United Kingdom Gilt, 1.63%, 10/22/28	GBP	330	470
3.50%, 1/22/45		390	753
4.25%, 9/7/39		140	282
			1,505
Total Sovereign (Cost $18,443)			19,276
U.S. Treasury Securities (2.9%)
United States (2.9%)
U.S. Treasury Bonds, 2.50%, 2/15/45		$370	379
3.13%, 5/15/48		810	935
4.25%, 11/15/40		240	318
U.S. Treasury Inflation Index Notes, 0.88%, 1/15/29		1,152	1,223
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48		157	174
Total U.S. Treasury Securities (Cost $2,812)			3,029
Total Fixed Income Securities (Cost $40,932)			42,534
	Shares
Common Stocks (43.1%)
Australia (0.8%)
AGL Energy Ltd.		559	8
Alumina Ltd.		4,631	7
Amcor PLC CDI		1,368	15
AMP Ltd.		3,700	5
APA Group		172	1
ASX Ltd.		245	13
	Shares	Value (000)
Australia & New Zealand Banking Group Ltd.	3,953	$68
Bendigo & Adelaide Bank Ltd.	3	—	@
BHP Group Ltd.	2,892	79
Brambles Ltd.	1,537	13
CIMIC Group Ltd.	211	5
Coca-Cola Amatil Ltd.	317	2
Coles Group Ltd.	1,042	11
Commonwealth Bank of Australia	1,296	73
CSL Ltd.	511	99
Fortescue Metals Group Ltd.	1,424	11
GPT Group (The) REIT	4,136	16
Incitec Pivot Ltd.	2,301	5
Insurance Australia Group Ltd.	2,425	13
Macquarie Group Ltd.	355	34
National Australia Bank Ltd.	3,070	53
Newcrest Mining Ltd.	645	14
OneMarket Ltd. (e)	137	—	@
Orica Ltd.	536	8
Origin Energy Ltd.	1,182	7
Orora Ltd.	1,516	3
QBE Insurance Group Ltd.	2,048	19
Rio Tinto Ltd.	389	27
Santos Ltd.	1,032	6
Scentre Group REIT	5,003	13
Shopping Centres Australasia Property Group REIT	323	1
South32 Ltd. (ASX)	3,013	6
South32 Ltd. (LSE)	7,996	15
Star Entertainment Grp Ltd. (The)	218	1
Stockland REIT	5,017	16
Suncorp Group Ltd.	1,503	14
Sydney Airport	452	3
Tabcorp Holdings Ltd.	224	1
Telstra Corp., Ltd.	4,339	11
Transurban Group	1,675	18
Treasury Wine Estates Ltd.	801	9
Wesfarmers Ltd.	967	28
Westpac Banking Corp.	2,708	46
Woodside Petroleum Ltd.	566	14
Woolworths Group Ltd.	1,216	31
		842
Austria (0.1%)
Erste Group Bank AG (e)	1,277	48
IMMOFINANZ AG (e)	56	1
Raiffeisen Bank International AG	470	12
Verbund AG	75	4
voestalpine AG	158	4
		69
Belgium (0.3%)
Ageas	219	13
Anheuser-Busch InBev SA N.V.	570	46
bpost SA	8,704	101
Cie d'Entreprises CFE	111	12
Colruyt SA	71	4

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Belgium (cont'd)
D'ieteren SA	291	$20
Econocom Group SA	4,978	14
Groupe Bruxelles Lambert SA	119	13
KBC Group N.V.	884	66
Proximus SADP	27	1
Solvay SA	57	7
Umicore SA	254	12
		309
Canada (1.0%)
Agnico Eagle Mines Ltd.	200	12
Bank of Montreal	426	33
Bank of Nova Scotia (The)	567	32
Barrick Gold Corp. (LSE)	1,349	25
Barrick Gold Corp. (NYSE)	14,501	270
BCE, Inc.	500	23
Blackberry Ltd. (e)	476	3
Brookfield Asset Management, Inc., Class A	509	29
Brookfield Business Partners LP	20	1
Cameco Corp.	276	3
Canadian Imperial Bank of Commerce	526	44
Canadian National Railway Co.	562	51
Canadian Natural Resources Ltd.	362	12
Canadian Pacific Railway Ltd.	200	51
Cenovus Energy, Inc.	562	6
Crescent Point Energy Corp.	286	1
Eldorado Gold Corp. (e)	94	1
Enbridge, Inc. (NYSE)	338	13
Enbridge, Inc. (TSX)	557	22
Encana Corp. (NYSE)	829	4
Encana Corp. (TSX)	362	2
Fortis, Inc.	51	2
George Weston Ltd.	17	1
Hydro One Ltd.	51	1
Imperial Oil Ltd.	95	3
Kinross Gold Corp. (e)	552	3
Loblaw Cos., Ltd.	129	7
Magna International, Inc.	371	20
Manulife Financial Corp.	1,081	22
National Bank of Canada	450	25
Nutrien Ltd.	529	25
Obsidian Energy Ltd. (e)	71	—	@
Power Corp. of Canada	271	7
PrairieSky Royalty Ltd.	19	—	@
Rogers Communications, Inc., Class B	332	17
Royal Bank of Canada	852	67
Sun Life Financial, Inc.	467	21
Suncor Energy, Inc.	833	27
TC Energy Corp.	371	20
Teck Resources Ltd., Class B	476	8
Thomson Reuters Corp.	363	26
Toronto-Dominion Bank (The)	1,029	58
	Shares	Value (000)
Wheaton Precious Metals Corp.	381	$11
Yamana Gold, Inc.	457	2
		1,011
China (0.0%)
China Common Rich Renewable Energy Investments Ltd.	18,000	—	@
Wharf Holdings Ltd. (The) (f)	1,400	4
Yum China Holdings, Inc.	356	17
		21
Denmark (0.3%)
AP Moller — Maersk A/S Series A	5	7
AP Moller — Maersk A/S Series B	9	13
Carlsberg A/S Series B	6	1
Danske Bank A/S	757	12
DSV A/S	349	40
Maersk Drilling A/S (e)	30	2
Novo Nordisk A/S Series B	3,844	223
Novozymes A/S Series B	307	15
Orsted A/S	27	3
Vestas Wind Systems A/S	359	36
		352
Finland (0.1%)
Elisa Oyj	188	10
Fortum Oyj	447	11
Kone Oyj, Class B	343	22
Metso Oyj	120	5
Nokia Oyj	3,329	12
Nokian Renkaat Oyj	141	4
Nordea Bank Abp (OMXH)	35	—	@
Nordea Bank Abp (SSE)	4,483	36
Sampo Oyj, Class A	355	16
Stora Enso Oyj, Class R	588	9
UPM-Kymmene Oyj	325	11
Valmet Oyj	120	3
Wartsila Oyj Abp	513	6
		145
France (3.4%)
Aeroports de Paris (ADP)	946	187
Air Liquide SA	366	52
Airbus SE	396	58
Akka Technologies	308	23
ALD SA	1,471	23
Alstom SA	238	11
Alten SA	788	99
Altran Technologies SA	6,283	100
ArcelorMittal	262	5
AXA SA	1,795	50
BNP Paribas SA	4,751	281
Bouygues SA	208	9
Capgemini SE	195	24
Carrefour SA	475	8
CGG SA (e)	5	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Cie de Saint-Gobain	408	$17
Cie Generale des Etablissements Michelin SCA	214	26
Covivio REIT	31	3
Credit Agricole SA	5,213	76
Danone SA	467	39
Derichebourg SA	7,069	29
Eiffage SA	1,781	204
Electricite de France SA	416	5
Elior Group SA	5,116	75
Engie SA	1,425	23
EssilorLuxottica SA	178	27
Fnac Darty SA (e)	839	50
Gecina SA REIT	22	4
Getlink SE	557	10
Hermes International	23	17
Iliad SA	5	1
Jacquet Metal Service SA	510	9
Kaufman & Broad SA	485	20
Klepierre SA REIT	187	7
L'Oreal SA	260	77
Legrand SA	114	9
LVMH Moet Hennessy Louis Vuitton SE	185	86
Orange SA	2,046	30
Pernod Ricard SA	217	39
Peugeot SA	13,940	333
Publicis Groupe SA	183	8
Renault SA	194	9
Safran SA	147	23
Sanofi	498	50
Schneider Electric SE	459	47
SES SA	360	5
Societe Generale SA	3,322	116
Sodexo SA	160	19
Suez	55	1
Thales SA	92	9
TOTAL SA	1,305	72
Unibail-Rodamco-Westfield REIT	52	8
Unibail-Rodamco-Westfield REIT CDI	1,000	8
Vallourec SA (e)	98	—	@
Veolia Environnement SA	422	11
Vinci SA	8,410	934
Vivendi SA	1,030	30
Worldline SA (e)	2,263	160
		3,656
Germany (1.6%)
Adidas AG	126	41
Allianz SE (Registered)	284	70
Amadeus Fire AG	87	14
Aumann AG	802	14
BASF SE	417	31
Bayer AG (Registered)	505	41
Bayerische Motoren Werke AG	254	21
	Shares	Value (000)
Bechtle AG	1,035	$145
Befesa SA	467	20
Beiersdorf AG	7	1
Bilfinger SE	2,029	78
CANCOM SE	1,425	84
CECONOMY AG (e)	125	1
Commerzbank AG	3,297	20
Continental AG	60	8
Daimler AG (Registered)	486	27
Deutsche Bank AG (Registered)	628	5
Deutsche Boerse AG	110	17
Deutsche Lufthansa AG (Registered)	129	2
Deutsche Post AG (Registered)	433	16
Deutsche Telekom AG (Registered)	2,136	35
E.ON SE	1,379	15
Fraport AG Frankfurt Airport Services Worldwide	1,719	146
Fresenius Medical Care AG & Co., KGaA	142	10
Fresenius SE & Co., KGaA	308	17
Hamburger Hafen und Logistik AG	831	23
HeidelbergCement AG	44	3
Henkel AG & Co., KGaA	119	11
Henkel AG & Co., KGaA (Preference)	221	23
Hornbach Holding AG & Co., KGaA	186	13
Indus Holding AG	323	14
Infineon Technologies AG	911	21
Innogy SE	21	1
Jungheinrich AG (Preference)	1,150	28
K+S AG (Registered)	63	1
LANXESS AG	38	3
Linde PLC	29	6
Linde PLC (e)	167	36
Merck KGaA	143	17
METRO AG	125	2
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	146	43
OSRAM Licht AG	40	2
Porsche Automobil Holding SE (Preference)	188	14
QIAGEN N.V. (e)	321	11
RWE AG	421	13
Salzgitter AG	2,661	59
SAP SE	563	76
Siemens AG (Registered)	408	53
Sixt SE	643	64
thyssenKrupp AG	146	2
Uniper SE	134	4
United Internet AG (Registered)	25	1
Volkswagen AG	26	5
Volkswagen AG (Preference)	107	21
Wacker Neuson SE	1,085	21
Washtec AG	108	6
Zalando SE (e)	4,759	240
		1,716

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Greece (0.1%)
Mytilineos SA	2,204	$24
OPAP SA	4,820	63
		87
Hong Kong (0.1%)
Bank of East Asia Ltd. (The)	1,004	2
BOC Hong Kong Holdings Ltd.	1,500	5
CK Asset Holdings Ltd.	1,052	8
CK Hutchison Holdings Ltd.	1,052	10
CLP Holdings Ltd.	200	2
Esprit Holdings Ltd. (e)	1,397	—	@
Global Brands Group Holding Ltd.	1,407	—	@
Hang Lung Group Ltd.	1,000	3
Hang Lung Properties Ltd.	1,000	2
Hang Seng Bank Ltd.	350	7
Henderson Land Development Co., Ltd.	1,150	6
HKT Trust & HKT Ltd.	513	1
Hong Kong & China Gas Co., Ltd.	3,069	6
Hong Kong Exchanges & Clearing Ltd.	500	16
I-CABLE Communications Ltd. (e)	1,072	—	@
Kerry Logistics Network Ltd.	250	—	@
Kerry Properties Ltd.	500	2
Li & Fung Ltd.	4,000	—	@
Link REIT	254	3
MTR Corp., Ltd.	514	3
New World Development Co., Ltd.	2,135	3
Power Assets Holdings Ltd.	500	4
Sands China Ltd.	800	4
Sino Land Co., Ltd.	780	1
Sun Hung Kai Properties Ltd.	1,030	16
Swire Pacific Ltd., Class A	1,000	9
Swire Properties Ltd.	150	1
Wharf Real Estate Investment Co., Ltd.	400	2
Wynn Macau Ltd.	400	1
		117
Ireland (0.0%)
AIB Group PLC	2,662	9
Bank of Ireland Group PLC	3,151	17
CRH PLC (e)	488	20
Kerry Group PLC, Class A	8	1
		47
Israel (0.0%)
Bank Hapoalim BM	234	2
Bank Leumi Le-Israel BM	334	2
Mizrahi Tefahot Bank Ltd.	20	1
		5
Italy (0.8%)
Assicurazioni Generali SpA	766	16
Atlantia SpA	10,502	245
Banco BPM SpA (e)	215	—	@
CIR-Compagnie Industriali Riunite SpA	6,309	8
CNH Industrial N.V.	456	5
	Shares	Value (000)
Enav SpA	8,015	$48
Enel SpA	5,758	46
Eni SpA	1,280	20
EXOR N.V.	55	4
Ferrari N.V.	61	10
Fiat Chrysler Automobiles N.V.	607	9
Fiera Milano SpA	2,310	14
FinecoBank Banca Fineco SpA	1,848	22
Geox SpA	8,987	12
Intesa Sanpaolo SpA	56,781	150
Italgas SpA	197	1
Leonardo SpA	351	4
Mediobanca Banca di Credito Finanziario SpA	2,454	27
Prysmian SpA	116	3
Rizzoli Corriere Della Sera Mediagroup SpA	41	—	@
Saipem SpA (e)	15	—	@
Snam SpA	989	5
Societa Iniziative Autostradali e Servizi SpA	1,594	27
Telecom Italia SpA (e)	7,395	5
Telecom Italia SpA	3,511	2
Tenaris SA	277	3
Terna Rete Elettrica Nazionale SpA	1,128	8
UniCredit SpA	7,152	104
Unione di Banche Italiane SpA	471	1
		799
Japan (1.4%)
Astellas Pharma, Inc.	51	1
Chiba Bank Ltd. (The)	100	1
Chubu Electric Power Co., Inc.	51	1
Concordia Financial Group Ltd.	350	1
Japan Post Bank Co., Ltd.	50	—	@
Japan Tobacco, Inc.	51	1
Kansai Electric Power Co., Inc. (The)	51	1
KDDI Corp.	256	8
Kyushu Electric Power Co., Inc.	51	—	@
Mebuki Financial Group, Inc.	300	1
Mitsubishi Estate Co., Ltd.	17,600	337
Mitsui Fudosan Co., Ltd.	15,700	384
Mizuho Financial Group, Inc.	10,690	16
Nippon Telegraph & Telephone Corp.	102	3
Nomura Real Estate Holdings, Inc.	3,000	72
NTT DOCOMO, Inc.	256	7
Osaka Gas Co., Ltd.	51	1
Resona Holdings, Inc.	549	2
Seven Bank Ltd.	100	—	@
Shizuoka Bank Ltd. (The)	50	—	@
Softbank Corp.	256	3
SoftBank Group Corp.	410	18
Sumitomo Mitsui Financial Group, Inc.	200	7
Sumitomo Mitsui Trust Holdings, Inc.	50	2
Sumitomo Realty & Development Co., Ltd.	8,600	300
Takeda Pharmaceutical Co., Ltd.	51	2
Takeda Pharmaceutical Co., Ltd. ADR (e)	1,912	38

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Tohoku Electric Power Co., Inc.	51	$1
Tokyo Electric Power Co., Holdings, Inc. (e)	154	1
Tokyo Gas Co., Ltd.	51	1
Tokyo Tatemono Co., Ltd.	7,400	116
Tokyu Fudosan Holdings Corp.	15,700	108
		1,434
Netherlands (0.8%)
ABN AMRO Bank N.V. CVA	1,355	25
Accell Group N.V.	359	10
Akzo Nobel N.V.	202	20
ASML Holding N.V.	299	88
Basic-Fit N.V. (e)	788	30
Coca-Cola European Partners PLC	129	6
Fugro N.V. CVA (e)	56	1
Heineken Holding N.V.	7	1
Heineken N.V.	374	40
ING Groep N.V.	15,852	190
InterXion Holding N.V. (e)	1,500	126
Koninklijke Ahold Delhaize N.V.	954	24
Koninklijke KPN N.V.	1,676	5
Koninklijke Philips N.V.	1,133	55
Koninklijke Vopak N.V.	68	4
PostNL N.V.	23,508	53
Takeaway.com N.V. (e)	1,122	103
TomTom N.V. (e)	3,862	41
Unilever N.V.	1,234	71
		893
New Zealand (0.0%)
Auckland International Airport Ltd.	1,725	10
Contact Energy Ltd.	1,252	6
Fletcher Building Ltd.	1,181	4
Mercury NZ Ltd.	1,212	4
Meridian Energy Ltd.	2,247	8
Ryman Healthcare Ltd.	661	7
Spark New Zealand Ltd.	3,465	10
		49
Norway (0.1%)
Akastor ASA (e)	246	—	@
Aker Solutions ASA (e)	246	1
DNB ASA	1,954	37
Equinor ASA	1,764	35
Kvaerner ASA	246	—	@
Mowi ASA	24	1
Norsk Hydro ASA	1,373	5
Orkla ASA	933	10
REC Silicon ASA (e)	118	—	@
Subsea 7 SA	324	4
Telenor ASA	902	16
Yara International ASA	272	11
		120
	Shares	Value (000)
Poland (0.0%)
Jeronimo Martins SGPS SA	241	$4
Portugal (0.1%)
CTT-Correios de Portugal SA	4,471	16
EDP — Energias de Portugal SA	2,744	12
Galp Energia SGPS SA	247	4
Navigator Co. SA (The)	9,750	39
Pharol SGPS SA (Registered) (e)	610	—	@
Semapa-Sociedade de Investimento e Gestao	533	8
		79
Singapore (0.0%)
DBS Group Holdings Ltd.	350	7
Oversea-Chinese Banking Corp., Ltd.	599	5
Singapore Telecommunications Ltd.	1,435	3
United Overseas Bank Ltd.	200	4
		19
South Africa (0.0%)
Nedbank Group Ltd.	249	4
Old Mutual Ltd.	7,755	11
		15
Spain (1.1%)
ACS Actividades de Construccion y Servicios SA	195	8
Aena SME SA	1,996	382
Amadeus IT Group SA	176	14
Banco Bilbao Vizcaya Argentaria SA	25,331	142
Banco de Sabadell SA	26,905	31
Banco Santander SA	61,392	257
Bankia SA	4,110	9
Bankinter SA	2,186	16
CaixaBank SA	12,720	40
Cia de Distribucion Integral Logista Holdings SA	1,833	41
Enagas SA	211	5
Ence Energia y Celulosa SA	9,017	37
Endesa SA	46	1
Ferrovial SA	309	9
Grifols SA	163	6
Grifols SA (Preference) Class B	38	1
Iberdrola SA	3,676	38
Industria de Diseno Textil SA	824	29
International Consolidated Airlines Group SA	1,054	9
Naturgy Energy Group SA	243	6
NH Hotel Group SA	1,486	8
Red Electrica Corp., SA	401	8
Repsol SA	870	14
Telefonica SA	3,348	23
		1,134
Sweden (0.5%)
Alfa Laval AB	379	10
Assa Abloy AB, Class B	1,296	30
Atlas Copco AB, Class A	859	34
Atlas Copco AB, Class B	501	17
Boliden AB (e)	347	9
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Sweden (cont'd)
Electrolux AB, Class B	306	$8
Epiroc AB, Class A	859	11
Epiroc AB, Class B	501	6
Essity AB, Class B	818	26
Getinge AB, Class B	290	5
Hennes & Mauritz AB, Class B	1,189	24
Hexagon AB, Class B	330	19
Husqvarna AB, Class B	535	4
ICA Gruppen AB	101	5
Industrivarden AB, Class C	217	5
Investor AB, Class B	593	32
Kinnevik AB, Class B	306	8
L E Lundbergforetagen AB, Class B	112	5
Lundin Petroleum AB	240	8
Millicom International Cellular SA SDR	98	5
Modern Times Group MTG AB, Class B (e)	17	—	@
Nordic Entertainment Group AB, Class B	17	1
Sandvik AB	1,426	28
Securitas AB, Class B	399	7
Skandinaviska Enskilda Banken AB, Class A	2,263	21
Skanska AB, Class B	433	10
SKF AB, Class B	487	10
Svenska Handelsbanken AB, Class A	2,214	24
Swedbank AB, Class A	1,311	19
Swedish Match AB	230	12
Tele2 AB, Class B	547	8
Telefonaktiebolaget LM Ericsson, Class B	4,016	35
Telia Co., AB	3,806	16
Volvo AB, Class B	1,991	33
		495
Switzerland (1.7%)
ABB Ltd. (Registered)	3,182	77
Adecco Group AG (Registered)	320	20
Alcon, Inc. (e)	297	17
Baloise Holding AG (Registered)	123	22
Cie Financiere Richemont SA (Registered)	649	51
Credit Suisse Group AG (Registered) (e)	1,676	23
GAM Holding AG (e)	529	2
Geberit AG (Registered)	102	57
Givaudan SA (Registered)	17	53
Idorsia Ltd. (e)	362	11
Julius Baer Group Ltd. (e)	340	18
Kuehne & Nagel International AG (Registered)	101	17
LafargeHolcim Ltd. (Registered) (e) (Euronext)	144	8
LafargeHolcim Ltd. (Registered) (e) (SIX)	331	18
Lonza Group AG (Registered) (e)	155	57
Nestle SA (Registered)	3,820	414
Novartis AG (Registered)	1,482	140
Roche Holding AG (Genusschein)	1,330	432
Schindler Holding AG	108	27
SGS SA (Registered)	15	41
Sonova Holding AG (Registered)	161	37
	Shares	Value (000)
Swatch Group AG (The)	46	$13
Swiss Life Holding AG (Registered)	50	25
Swiss Re AG	182	20
Swisscom AG (Registered)	5	3
UBS Group AG (Registered) (e)	4,745	60
Zurich Insurance Group AG	235	96
		1,759
United Kingdom (3.0%)
3i Group PLC	1,272	18
Admiral Group PLC	268	8
Anglo American PLC	1,674	48
Antofagasta PLC	533	6
Ashtead Group PLC	624	20
Associated British Foods PLC	493	17
AstraZeneca PLC	1,562	157
Auto Trader Group PLC	1,289	10
Aviva PLC	5,065	28
Babcock International Group PLC	360	3
BAE Systems PLC	3,945	30
Barclays PLC	27,711	66
Barratt Developments PLC	1,294	13
Berkeley Group Holdings PLC	173	11
BHP Group PLC	2,766	65
BP PLC	23,660	148
British American Tobacco PLC	2,970	127
British Land Co., PLC (The) REIT	1,269	11
BT Group PLC	12,068	31
Bunzl PLC	455	12
Burberry Group PLC	578	17
Capita PLC (e)	954	2
Carnival PLC	266	13
Centrica PLC	8,796	10
Cobham PLC	3,345	7
Coca-Cola HBC AG (e)	245	8
Compass Group PLC	1,971	49
ConvaTec Group PLC	2,001	5
Croda International PLC	173	12
DCC PLC	115	10
Diageo PLC	3,159	134
Direct Line Insurance Group PLC	1,829	8
Dixons Carphone PLC	1,404	3
easyJet PLC	225	4
Experian PLC	1,175	40
Ferguson PLC	307	28
Fresnillo PLC	324	3
G4S PLC	2,164	6
GlaxoSmithKline PLC	6,043	142
Glencore PLC (e)	15,359	48
Hammerson PLC REIT	1,143	5
Hargreaves Lansdown PLC	339	9
Hikma Pharmaceuticals PLC	204	5
HSBC Holdings PLC	28,411	223
IMI PLC	381	6

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Imperial Brands PLC	1,243	$31
InterContinental Hotels Group PLC	220	15
Intertek Group PLC	216	17
Intu Properties PLC REIT (e)	1,268	1
Investec PLC	931	5
ITV PLC	4,716	9
J Sainsbury PLC	2,261	7
Johnson Matthey PLC	248	10
Kingfisher PLC	3,052	9
Land Securities Group PLC REIT	967	13
Legal & General Group PLC	7,370	30
Lloyds Banking Group PLC	140,719	116
London Stock Exchange Group PLC	402	41
M&G PLC (e)	3,307	10
Marks & Spencer Group PLC	2,152	6
Mediclinic International PLC	533	3
Meggitt PLC	1,017	9
Melrose Industries PLC	4,868	15
Micro Focus International PLC	504	7
Micro Focus International PLC ADR	219	3
Mondi PLC	480	11
National Grid PLC	4,747	59
Next PLC	192	18
Paragon Offshore PLC (e)(g)	67	—
Pearson PLC	1,132	10
Persimmon PLC	387	14
Provident Financial PLC	221	1
Prudential PLC	3,242	62
Quilter PLC	2,394	5
Reckitt Benckiser Group PLC	882	72
RELX PLC	1,342	34
Rio Tinto PLC	1,541	92
Rolls-Royce Holdings PLC (e)	2,086	19
Royal Bank of Scotland Group PLC	5,804	18
Royal Dutch Shell PLC, Class A	5,337	158
Royal Dutch Shell PLC, Class B	4,541	135
Royal Mail PLC	1,287	4
RSA Insurance Group PLC	1,337	10
Sage Group PLC (The)	1,391	14
Schroders PLC	168	7
Segro PLC REIT	1,264	15
Severn Trent PLC	346	12
Smith & Nephew PLC	1,141	28
Smiths Group PLC	521	12
SSE PLC	1,396	27
St. James's Place PLC	686	11
Standard Chartered PLC	4,735	45
Standard Life Aberdeen PLC	3,003	13
Tate & Lyle PLC	619	6
Taylor Wimpey PLC	4,204	11
Tesco PLC	11,191	38
Travis Perkins PLC	335	7
	Shares	Value (000)
TUI AG	585	$7
Unilever PLC	1,662	96
United Utilities Group PLC	979	12
Virgin Money UK PLC	888	2
Vodafone Group PLC	37,758	73
Weir Group PLC (The)	297	6
Whitbread PLC	233	15
Wm Morrison Supermarkets PLC	2,934	8
WPP PLC	1,610	23
		3,193
United States (25.8%)
3M Co.	1,155	204
Abbott Laboratories	1,514	132
AbbVie, Inc.	981	87
Accenture PLC, Class A	1,129	238
Adient PLC (e)	38	1
Adobe, Inc. (e)	532	175
AdvanSix, Inc. (e)	242	5
AES Corp.	443	9
Agilent Technologies, Inc.	326	28
Alexion Pharmaceuticals, Inc. (e)	334	36
Allergan PLC	320	61
Alphabet, Inc., Class A (e)	549	735
Alphabet, Inc., Class C (e)	538	719
Altria Group, Inc.	1,864	93
Amazon.com, Inc. (e)	543	1,003
Ameren Corp.	310	24
American Electric Power Co., Inc.	592	56
American Express Co.	3,305	411
American International Group, Inc.	1,851	95
American Tower Corp. REIT	575	132
Ameriprise Financial, Inc.	324	54
AmerisourceBergen Corp.	370	31
Amgen, Inc.	836	202
Amphenol Corp., Class A	527	57
Analog Devices, Inc.	268	32
Annaly Capital Management, Inc. REIT	580	5
Anthem, Inc.	546	165
Apache Corp.	342	9
Apple, Inc.	4,579	1,345
AT&T, Inc.	5,945	232
Automatic Data Processing, Inc.	534	91
Avanos Medical, Inc. (e)	534	18
Avery Dennison Corp.	390	51
Baker Hughes a GE Co.	567	15
Bank of America Corp.	11,491	405
Bank of New York Mellon Corp. (The)	616	31
Baxter International, Inc.	989	83
Becton Dickinson & Co.	577	157
Bed Bath & Beyond, Inc.	512	9
Berkshire Hathaway, Inc., Class B (e)	911	206
Biogen, Inc. (e)	544	161
BlackRock, Inc.	405	204

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Boeing Co. (The)	905	$295
Booking Holdings, Inc. (e)	53	109
Boston Properties, Inc. REIT	275	38
Boston Scientific Corp. (e)	557	25
Bristol-Myers Squibb Co.	3,099	199
Broadcom, Inc.	7	2
Brookfield Property Partners LP (e)	238	4
Brookfield Property Partners LP	40	1
California Resources Corp. (e)	223	2
Capital One Financial Corp.	324	33
Cardinal Health, Inc.	282	14
Carnival Corp.	2	—	@
Caterpillar, Inc.	947	140
CDK Global, Inc.	252	14
CenterPoint Energy, Inc.	326	9
CenturyLink, Inc.	734	10
Cerner Corp.	539	40
CF Industries Holdings, Inc.	38	2
CH Robinson Worldwide, Inc.	332	26
Charles Schwab Corp. (The)	614	29
Charter Communications, Inc., Class A (e)	283	137
Chemours Co. (The)	516	9
Chesapeake Energy Corp. (e)	269	—	@
Chevron Corp.	1,597	192
Chipotle Mexican Grill, Inc. (e)	45	38
Cigna Corp. (e)	666	136
Cintas Corp.	288	78
Cisco Systems, Inc.	4,397	211
CIT Group, Inc.	559	26
Citigroup, Inc.	3,077	246
Citizens Financial Group, Inc.	50	2
Citrix Systems, Inc.	347	38
Cleveland-Cliffs, Inc.	20	—	@
CME Group, Inc.	312	63
CNX Resources Corp. (e)	383	3
Coca-Cola Co. (The)	1,165	64
Cognizant Technology Solutions Corp., Class A	512	32
Colgate-Palmolive Co.	2,400	165
Comcast Corp., Class A	4,594	207
Comerica, Inc.	324	23
Concho Resources, Inc.	222	19
Conduent, Inc. (e)	319	2
ConocoPhillips	1,515	99
CONSOL Energy, Inc. (e)	46	1
Consolidated Edison, Inc.	539	49
Corteva, Inc. (e)	978	29
Costco Wholesale Corp.	881	259
Covetrus, Inc. (e)	231	3
Crown Castle International Corp. REIT	549	78
CSX Corp.	544	39
Cummins, Inc.	9	2
CVS Health Corp.	2,670	198
	Shares	Value (000)
Danaher Corp.	538	$83
DaVita, Inc. (e)	402	30
Deere & Co.	24	4
Dell Technologies, Inc., Class C (e)	350	18
Devon Energy Corp.	373	10
Discover Financial Services	527	45
Discovery, Inc., Class A (e)	527	17
Discovery, Inc., Class C (e)	567	17
Dominion Energy, Inc.	421	35
Dow, Inc. (e)	978	54
DTE Energy Co.	380	49
Duke Energy Corp.	962	88
DuPont de Nemours, Inc.	978	63
DXC Technology Co.	266	10
Eaton Corp., PLC	30	3
eBay, Inc.	1,318	48
Ecolab, Inc.	34	7
Edison International	564	43
Edwards Lifesciences Corp. (e)	516	120
Eli Lilly & Co.	1,148	151
Emerson Electric Co.	1,161	89
Entergy Corp.	383	46
EOG Resources, Inc.	572	48
Equity Residential REIT	563	46
ESC Seventy Seven (g)	15	—
Estee Lauder Cos., Inc. (The), Class A	387	80
Exelon Corp.	776	35
Exxon Mobil Corp.	3,095	216
Facebook, Inc., Class A (e)	1,223	251
Fastenal Co.	30	1
FedEx Corp.	543	82
Fidelity National Information Services, Inc.	208	29
Fifth Third Bancorp	562	17
FirstEnergy Corp.	563	27
Fluor Corp.	45	1
Ford Motor Co.	4,317	40
Fortive Corp.	392	30
Fox Corp., Class A	565	21
Fox Corp., Class B (e)	216	8
Franklin Resources, Inc.	522	14
Freeport-McMoRan, Inc.	7,348	96
Frontier Communications Corp. (e)	34	—	@
Garrett Motion, Inc. (e)	261	3
General Dynamics Corp.	73	13
General Electric Co.	4,572	51
General Mills, Inc.	623	33
Gilead Sciences, Inc.	860	56
Goldman Sachs Group, Inc. (The)	689	158
Halliburton Co.	7,042	172
Healthpeak Properties, Inc. REIT	519	18
Henry Schein, Inc. (e)	529	35
Hershey Co. (The)	266	39
Hess Corp.	332	22

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Hewlett Packard Enterprise Co.	1,008	$16
Home Depot, Inc. (The)	1,450	317
Honeywell International, Inc.	1,517	269
HP, Inc.	697	14
Humana, Inc.	231	85
Huntington Bancshares, Inc.	100	2
Illinois Tool Works, Inc.	29	5
Intel Corp.	2,233	134
Intercontinental Exchange, Inc.	579	54
International Business Machines Corp.	962	129
Interpublic Group of Cos., Inc. (The)	618	14
Intuit, Inc.	527	138
Intuitive Surgical, Inc. (e)	242	143
Invesco Ltd.	541	10
Iron Mountain, Inc. REIT	700	22
JBG SMITH Properties REIT	65	3
Johnson & Johnson	2,296	335
Johnson Controls International PLC	550	22
JPMorgan Chase & Co.	4,292	598
Juniper Networks, Inc.	560	14
Kellogg Co.	525	36
KeyCorp	640	13
Keysight Technologies, Inc. (e)	226	23
Kimberly-Clark Corp.	835	115
Kimco Realty Corp. REIT	601	12
Kohl's Corp.	402	20
Kontoor Brands, Inc. (e)	49	2
Kraft Heinz Co. (The)	95	3
Kroger Co. (The)	682	20
L Brands, Inc.	366	7
Laboratory Corp. of America Holdings (e)	273	46
Las Vegas Sands Corp.	262	18
Liberty Global PLC, Class A (e)	565	13
Liberty Global PLC Series C (e)	561	12
Liberty Latin America Ltd., Class A (e)	72	1
Liberty Latin America Ltd., Class C (e)	281	5
Liberty Property Trust REIT	557	33
Lockheed Martin Corp.	15	6
LogMeIn, Inc.	49	4
Lowe's Cos., Inc.	1,499	180
M&T Bank Corp.	303	51
Macerich Co. (The) REIT	563	15
Mallinckrodt PLC (e)	29	—	@
ManpowerGroup, Inc.	210	20
Marathon Oil Corp.	407	6
Marathon Petroleum Corp.	526	32
Marriott International, Inc., Class A	2	—	@
Mastercard, Inc., Class A	1,872	559
McDonald's Corp.	883	175
McKesson Corp.	402	56
Medtronic PLC	1,294	147
Merck & Co., Inc.	1,837	167
	Shares	Value (000)
Microsoft Corp.	5,140	$811
Mondelez International, Inc., Class A	938	52
Mosaic Co. (The)	29	1
Murphy Oil Corp.	539	14
Murphy USA, Inc. (e)	262	31
Nasdaq, Inc.	288	31
National Oilwell Varco, Inc.	618	15
NetApp, Inc.	404	25
NetScout Systems, Inc. (e)	2,232	54
New York Community Bancorp, Inc.	288	3
Newmont Goldcorp Corp. (NYSE)	5,446	237
Newmont Goldcorp Corp. (TSX)	184	8
News Corp., Class A	556	8
News Corp., Class B	410	6
NextEra Energy, Inc.	571	138
NIKE, Inc., Class B	2,768	280
NiSource, Inc.	51	1
Noble Corp., PLC (e)	254	—	@
Noble Energy, Inc.	410	10
Nordstrom, Inc.	237	10
Norfolk Southern Corp.	558	108
Northrop Grumman Corp.	20	7
NortonLifeLock, Inc.	408	10
NOW, Inc. (e)	288	3
nVent Electric PLC	6	—	@
O'Reilly Automotive, Inc. (e)	342	150
Occidental Petroleum Corp.	1,170	48
Omnicom Group, Inc.	377	31
ONE Gas, Inc.	229	21
ONEOK, Inc.	531	40
Oracle Corp.	3,121	165
PACCAR, Inc.	22	2
PayPal Holdings, Inc. (e)	1,318	143
Pentair PLC	6	—	@
People's United Financial, Inc.	339	6
PepsiCo, Inc.	1,367	187
Perspecta, Inc.	83	2
Pfizer, Inc.	3,701	145
PG&E Corp. (e)	558	6
Philip Morris International, Inc.	1,323	113
Phillips 66	714	80
Pioneer Natural Resources Co.	402	61
Pitney Bowes, Inc.	332	1
PNC Financial Services Group, Inc. (The)	724	116
PPL Corp.	640	23
Procter & Gamble Co. (The)	2,346	293
ProLogis, Inc. REIT	517	46
Public Service Enterprise Group, Inc.	440	26
Public Storage REIT	267	57
QUALCOMM, Inc.	2,096	185
Quest Diagnostics, Inc.	347	37
Range Resources Corp.	246	1
Rayonier Advanced Materials, Inc.	293	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Rayonier, Inc. REIT	516	$17
Raytheon Co.	22	5
Regions Financial Corp.	636	11
Republic Services, Inc.	518	46
Resideo Technologies, Inc. (e)	336	4
Robert Half International, Inc.	324	20
Rockwell Automation, Inc.	9	2
Ross Stores, Inc.	520	61
Royal Caribbean Cruises Ltd.	2	—	@
S&P Global, Inc.	517	141
Sabra Health Care, Inc. REIT	218	5
salesforce.com, Inc. (e)	565	92
Schlumberger Ltd.	1,195	48
Sempra Energy	557	84
Simon Property Group, Inc. REIT	549	82
Southern Co. (The)	537	34
Southwestern Energy Co. (e)	544	1
Sprint Corp. (e)	872	5
Starbucks Corp.	1,843	162
State Street Corp.	557	44
Stericycle, Inc. (e)	349	22
Stryker Corp.	527	111
Sysco Corp.	387	33
T Rowe Price Group, Inc.	378	46
T-Mobile US, Inc. (e)	51	4
Tapestry, Inc.	546	15
Target Corp.	865	111
TE Connectivity Ltd.	286	27
TechnipFMC PLC	97	2
Texas Instruments, Inc.	2,411	309
Thermo Fisher Scientific, Inc.	406	132
TJX Cos., Inc. (The)	956	58
TRUIST Financial Corp.	1,401	79
Union Pacific Corp.	1,487	269
United Parcel Service, Inc., Class B	1,507	176
United Technologies Corp.	2,212	331
UnitedHealth Group, Inc.	1,463	430
Urban Edge Properties REIT	74	1
US Bancorp	1,155	68
Valero Energy Corp.	400	37
Varex Imaging Corp. (e)	224	7
Varian Medical Systems, Inc. (e)	375	53
Ventas, Inc. REIT	353	20
Verisk Analytics, Inc.	268	40
Verizon Communications, Inc.	8,535	524
VF Corp.	548	55
ViacomCBS, Inc., Class B	818	34
Visa, Inc., Class A	2,191	412
Vistra Energy Corp.	51	1
Vornado Realty Trust REIT	231	15
Walgreens Boots Alliance, Inc.	568	34
Walmart, Inc.	2,217	263
Walt Disney Co. (The)	1,450	210
	Shares	Value (000)
Washington Prime Group, Inc. REIT	597	$2
Waste Management, Inc.	533	61
WEC Energy Group, Inc.	320	30
Wells Fargo & Co.	3,902	210
Welltower, Inc. REIT	563	46
Western Digital Corp.	72	5
Western Union Co. (The)	88	2
Westinghouse Air Brake Technologies Corp.	19	1
Weyerhaeuser Co. REIT	618	19
Williams Cos., Inc. (The)	558	13
WPX Energy, Inc. (e)	532	7
WW Grainger, Inc.	5	2
Wynn Resorts Ltd.	215	30
Xcel Energy, Inc.	446	28
Xerox Holdings Corp. (e)	341	13
Xylem, Inc.	235	19
Yum! Brands, Inc.	513	52
Zimmer Biomet Holdings, Inc.	349	52
Zoetis, Inc.	1,010	134
		27,408
Total Common Stocks (Cost $37,399)		45,778
	No. of Rights
Right (0.0%)
United States (0.0%)
Bristol-Myers Squibb Co. (e) (Cost $2)	960	3
	No. of Warrants
Warrant (0.0%)
France (0.0%)
CGG SA, expires 2/21/22 (e) (Cost $—)	5	—	@
	Shares
Investment Company (3.5%)
United States (3.5%)
SPDR S&P 500 ETF Trust (Cost $2,078)	11,613	3,738
Short-Term Investments (12.7%)
Investment Company (11.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $12,137)	12,137,191	12,137
	Face Amount (000)
U.S. Treasury Security (1.3%)
U.S. Treasury Bill 1.50%, 2/27/20 (h)(i) (Cost $1,379)	$1,382	1,379
Total Short-Term Investments (Cost $13,516)		13,516
Total Investments (99.4%) (Cost $93,927) (j)(k)(l)		105,569
Other Assets in Excess of Liabilities (0.6%)		595
Net Assets (100.0%)		$106,164

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or variable rate securities: The rates disclosed are as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2019.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  At December 31, 2019, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(h)  Rate shown is the yield to maturity at December 31, 2019.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $6,837,000 and 6.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(l)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $96,225,000. The aggregate gross unrealized appreciation is approximately $11,268,000 and the aggregate gross unrealized depreciation is approximately $833,000, resulting in net unrealized appreciation of approximately $10,435,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

ASX  Australian Securities Exchange.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

Euronext  Euronext Paris Exchange.

LIBOR  London Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OMXH  Helsinki Stock Exchange.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SIX  Swiss Exchange.

SPDR  Standard & Poor's Depository Receipt.

SSE  Stockholm Stock Exchange.

TBA  To Be Announced.

TSX  Toronto Stock Exchange.

USD  United States Dollar.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNH	5,647		$805	3/19/20	$(4)
Bank of America NA	PLN	67		$17	3/19/20	(—	@)
Bank of America NA		$11	CAD	14	3/18/20	—	@
Bank of America NA		$1,182	CNH	8,222	3/18/20	(2)
Bank of America NA		$55	ILS	189	3/19/20	—	@
Bank of America NA		$10	MXN	193	3/18/20	—	@
Bank of Montreal		$335	CAD	440	3/19/20	4
Bank of Montreal		$10	HUF	3,052	3/19/20	—	@
Barclays Bank PLC	COP	398,768		$118	3/19/20	(3)
Barclays Bank PLC	EUR	153		$171	3/19/20	(1)
Barclays Bank PLC	GBP	193		$251	3/18/20	(4)
Barclays Bank PLC	JPY	1,797		$16	3/19/20	(—	@)
Barclays Bank PLC	NOK	307		$34	3/18/20	(1)
Barclays Bank PLC	PEN	421		$124	3/19/20	(3)
Barclays Bank PLC		$16	DKK	110	3/18/20	—	@
Barclays Bank PLC		$1,845	EUR	1,648	3/18/20	12

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC		$82	EUR	74		3/18/20	$1
Barclays Bank PLC		$458	GBP	349		3/18/20	5
Barclays Bank PLC		$206	IDR	2,900,000		3/18/20	2
Barclays Bank PLC		$118	MXN	2,257		3/18/20	—	@
Barclays Bank PLC		$173	SGD	234		3/19/20	1
BNP Paribas SA	CHF	30		$32		3/19/20	—	@
BNP Paribas SA	CNH	274		$39		3/19/20	(—	@)
BNP Paribas SA	EUR	230		$258		3/19/20	(1)
BNP Paribas SA	INR	846		$12		3/19/20	—	@
BNP Paribas SA	RUB	2,166		$34		3/19/20	(—	@)
BNP Paribas SA	TRY	1		$—	@	3/19/20	—	@
BNP Paribas SA		$37	CHF	36		3/19/20	—	@
BNP Paribas SA		$145	EUR	130		3/19/20	2
BNP Paribas SA		$150	GBP	114		3/19/20	1
BNP Paribas SA		$100	SGD	135		3/18/20	1
BNP Paribas SA		$151	THB	4,542		3/18/20	1
BNP Paribas SA		$6	TWD	172		3/19/20	—	@
Citibank NA	AUD	858		$593		3/18/20	(11)
Citibank NA	CLP	86,312		$113		3/19/20	(2)
Citibank NA	HUF	61,711		$210		3/18/20	(—	@)
Citibank NA	KRW	15,289		$13		3/19/20	(—	@)
Citibank NA	NZD	389		$256		3/18/20	(6)
Citibank NA	THB	89		$3		3/19/20	(—	@)
Citibank NA		$19	CAD	25		3/19/20	—	@
Citibank NA		$37	CZK	843		3/19/20	—	@
Citibank NA		$85	HKD	659		3/19/20	(—	@)
Citibank NA		$50	ILS	172		3/19/20	—	@
Citibank NA		$969	JPY	105,264		3/18/20	3
Citibank NA		$41	PLN	156		3/18/20	1
Commonwealth Bank of Australia	EUR	38		$43		3/19/20	(—	@)
Commonwealth Bank of Australia	NZD	13		$9		3/19/20	(—	@)
Credit Suisse International	EUR	1		$1		3/19/20	(—	@)
Credit Suisse International	JPY	17,729		$163		3/19/20	(1)
Goldman Sachs International	IDR	3,305,757		$234		3/19/20	(2)
Goldman Sachs International	IDR	2,792,816		$199		3/19/20	(1)
Goldman Sachs International	JPY	17,545		$161		3/19/20	(1)
Goldman Sachs International	JPY	19,156		$176		3/19/20	(1)
Goldman Sachs International		$316	AUD	460		3/19/20	7
Goldman Sachs International		$1,225	BRL	5,043		3/19/20	24
Goldman Sachs International		$74	CAD	96		3/19/20	—	@
Goldman Sachs International		$41	CAD	54		3/19/20	—	@
Goldman Sachs International		$199	EUR	177		3/19/20	1
Goldman Sachs International		$84	EUR	75		3/19/20	1
Goldman Sachs International		$32	GBP	24		3/19/20	—	@
Goldman Sachs International		$91	HKD	712		3/19/20	—	@
Goldman Sachs International		$1	HUF	435		3/19/20	—	@
Goldman Sachs International		$15	JPY	1,676		3/18/20	—	@
Goldman Sachs International		$477	KRW	567,892		3/18/20	15
HSBC Bank PLC	MXN	1		$—	@	3/18/20	(—	@)
JPMorgan Chase Bank NA	JPY	6,386		$59		3/18/20	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPY	12,865		$118		3/19/20	$(1)
JPMorgan Chase Bank NA		$157	HKD	1,221		3/19/20	(—	@)
JPMorgan Chase Bank NA		$100	IDR	1,421,798		3/18/20	1
JPMorgan Chase Bank NA	ZAR	19		$1		3/19/20	(—	@)
Royal Bank of Canada	MXN	1,076		$56		3/18/20	(1)
Royal Bank of Canada	SEK	307		$33		3/18/20	(—	@)
Royal Bank of Canada		$15	CAD	20		3/18/20	—	@
Royal Bank of Canada		$261	NZD	393		3/18/20	4
State Street Bank and Trust Co.		$9	HKD	70		3/19/20	—	@
UBS AG	DKK	287		$43		3/19/20	(—	@)
UBS AG	EUR	9		$10		3/19/20	(—	@)
UBS AG	EUR	314		$354		3/19/20	(—	@)
UBS AG	EUR	4,178		$4,689		3/19/20	(20)
UBS AG	GBP	42		$55		3/19/20	(—	@)
UBS AG	JPY	7,363		$68		3/19/20	(—	@)
UBS AG	JPY	171,425		$1,574		3/19/20	(10)
UBS AG	MXN	1,866		$98		3/19/20	—	@
UBS AG	NOK	297		$33		3/19/20	(1)
UBS AG	SEK	651		$70		3/19/20	—	@
UBS AG	TRY	2		$—	@	3/19/20	—	@
UBS AG		$66	AUD	96		3/19/20	2
UBS AG		$675	CAD	888		3/19/20	9
UBS AG		$230	CHF	225		3/18/20	4
UBS AG		$483	CHF	470		3/19/20	5
UBS AG		$76	CHF	73		3/19/20	—	@
UBS AG		$2,486	GBP	1,887		3/19/20	19
UBS AG		$127	GBP	97		3/19/20	1
UBS AG		$18	HKD	140		3/19/20	—	@
UBS AG		$63	HKD	487		3/19/20	(—	@)
UBS AG		$1,293	MXN	24,753		3/19/20	1
UBS AG		$30	SEK	275		3/19/20	(—	@)
UBS AG		$15	SGD	20		3/19/20	—	@
UBS AG	ZAR	192		$13		3/19/20	(—	@)
							$51

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	16	Feb-20		$2		$2,437	$72
CAC 40 Index (France)	1	Jan-20	EUR	—	@	67	—	@
Euro Stoxx 50 (Germany)	15	Mar-20		—	@	627	(1)
FTSE MIB Index (Italy)	5	Mar-20		—	@	657	—	@
Hang Seng China Enterprises Index (Hong Kong)	3	Jan-20	HKD	—	@	544	3
IBEX 35 Index (Spain)	7	Jan-20	EUR	—	@	748	2
NASDAQ 100 E Mini (United States)	3	Mar-20		$—	@	525	16
S&P TSE 60 Index (Canada)	6	Mar-20	CAD	1		936	2

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts: (cont'd)

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
SGX MSCI Singapore (Singapore)	10	Jan-20	SGD	1	$276	$— @
SPI 200 Index (Australia)	4	Mar-20	AUD	— @	463	(8)
U.S. Treasury 2 yr. Note (United States)	2	Mar-20		$400	431	(— @)
U.S. Treasury 10 yr. Note (United States)	1	Mar-20		100	128	(— @)
U.S. Treasury 30 yr. Bond (United States)	5	Mar-20		500	780	(16)
Short:
German Euro BONO (Germany)	1	Mar-20	EUR	(100)	(178)	— @
German Euro BTP (Germany)	10	Mar-20		(1,000)	(1,598)	(2)
German Euro OAT (Germany)	3	Mar-20		(300)	(548)	7
MSCI Emerging Market E Mini (United States)	13	Mar-20		$(1)	(728)	(21)
NIKKEI 225 Index (Japan)	13	Mar-20	JPY	(7)	(1,401)	(6)
S&P 500 E Mini Index (United States)	6	Mar-20	$	(— @)	(969)	(2)
TOPIX Index (Japan)	9	Mar-20	JPY	(90)	(1,426)	(3)
U.S. Treasury 5 yr. Note (United States)	10	Mar-20		$(1,000)	(1,186)	4
U.S. Treasury 10 yr. Note (United States)	5	Mar-20		(500)	(642)	5
U.S. Treasury 10 yr. Ultra Long Bond (United States)	26	Mar-20		(2,600)	(3,658)	35
						$87

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at December 31, 2019:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.EM.32	NR	Buy	1.00%	Quarterly	12/20/24	$349	$12	$19	$(7)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2019:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/Quarterly	6/14/27	KRW	510,000	$15	$—	$15
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.85	Semi-Annual/Quarterly	9/16/29		$933	11	—	11
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.85	Semi-Annual/Quarterly	9/17/29		387	5	—	5
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.87	Semi-Annual/Quarterly	9/17/29		911	10	—	10
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.87	Semi-Annual/Quarterly	9/17/29		911	10	—	10
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.90	Semi-Annual/Quarterly	9/17/29		1,590	12	—	12
								$63	$—	$63

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2019:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	BNP Custom U.S. Banks Index†† (1)	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/20		$906	$13	$—	$13
BNP Paribas SA	BNP Custom U.S. Banks Index†† (1)	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/20		433	6	—	6
BNP Paribas SA	BNP Custom U.S. Banks Index†† (2)	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/20		572	8	—	8
BNP Paribas SA	BNP Custom U.S. Banks Index†† (2)	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/20		173	2	—	2
BNP Paribas SA	BNP IPO Index††	Pay	3 Month USD LIBOR plus 1.50%	Quarterly	10/15/20		249	(10)	—	(10)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.33%	Quarterly	2/10/20	AUD	128	5	—	5
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.33%	Quarterly	2/10/20		552	21	—	21
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		236	2	—	2
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		627	24	—	24
BNP Paribas SA	MSCI Emerging Market Index	Receive	3 Month USD LIBOR plus 0.24%	Quarterly	1/24/20		$7,998	621	—	621
JPMorgan Chase Bank NA	JPM Custom U.S. IPO Index††	Pay	3 Month USD LIBOR plus 3.10%	Quarterly	9/28/20		239	1	—	1
JPMorgan Chase Bank NA	JPM EU Anti Value Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20	EUR	796	(27)	—	(27)
JPMorgan Chase Bank NA	JPM EU Anti Value Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		793	(26)	—	(26)
JPMorgan Chase Bank NA	JPM EU Anti Value Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		791	(30)	—	(30)
JPMorgan Chase Bank NA	JPM EU Low Volatility Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		392	(6)	—	(6)
JPMorgan Chase Bank NA	JPM EU Low Volatility Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		391	(6)	—	(6)
JPMorgan Chase Bank NA	JPM EU Low Volatility Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		390	(8)	—	(8)
JPMorgan Chase Bank NA	JPM EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/27/20		1,192	15	—	15
JPMorgan Chase Bank NA	JPM EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/27/20		1,182	9	—	9
JPMorgan Chase Bank NA	JPM EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/27/20		1,180	18	—	18
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/9/20		$947	(29)	—	(29)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20		940	(27)	—	(27)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20		943	(30)	—	(30)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20		932	(28)	—	(28)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20		882	(20)	—	(20)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/23/20		888	(8)	—	(8)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		876	(13)	—	(13)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		881	(15)	—	(15)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20	$870	$(15)	$—	$(15)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20	832	(10)	—	(10)
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/23/20	1,853	53	—	53
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20	1,810	51	—	51
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20	1,803	58	—	58
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20	1,801	52	—	52
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20	1,732	24	—	24
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.16%	Quarterly	2/10/20	6,071	92	—	92
JPMorgan Chase Bank NA	S&P 500 Utility Sector Total Return Index	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/10/20	489	(14)	—	(14)
JPMorgan Chase Bank NA	S&P 500 Utility Sector Total Return Index	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/10/20	231	(7)	—	(7)
							$746	$—	$746

†† See tables below for details of the equity basket holdings underlying the swap.
The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index (1) as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index (1)
Bank of America Corp.	308,343	$10,860	19.63%
CIT Group, Inc.	3,298	150	0.27
Citigroup, Inc.	79,236	6,330	11.44
Citizens Financial Group, Inc.	15,687	637	1.15
Comerica, Inc.	5,287	379	0.69
East West Bancorp, Inc.	4,961	242	0.44
Fifth Third Bancorp, Inc.	25,079	771	1.39
First Republic Bank	5,750	675	1.22
Huntington Bancshares, Inc.	35,695	538	0.97
JPMorgan Chase & Co.	110,953	15,467	27.96
KeyCorp	34,389	696	1.26
M&T Bank Corp.	4,440	754	1.36
People's United Financial, Inc.	13,619	230	0.42
PNC Financial Services Group, Inc. (The)	15,425	2,462	4.45
Regions Financial Corp.	34,597	594	1.07
Signature Bank	1,907	261	0.47
SVB Financial Group	1,793	450	0.81
Truist Financial Corp.	45,852	2,582	4.67
US Bancorp	51,605	3,060	5.53
Wells Fargo & Co.	146,120	7,861	14.21
Zions Bancorp NA	6,245	324	0.59
Total		$55,323	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index (2) as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index (2)
Bank of America Corp.	253,639	$8,933	19.63%
CIT Group, Inc.	2,714	124	0.27
Citigroup, Inc.	65,178	5,207	11.44
Citizens Financial Group, Inc.	12,905	524	1.15
Comerica, Inc.	4,349	312	0.69
East West Bancorp, Inc.	4,081	199	0.44
Fifth Third Bancorp, Inc.	20,629	634	1.39
First Republic Bank	4,730	556	1.22
Huntington Bancshares, Inc.	29,363	443	0.97
JPMorgan Chase & Co.	91,265	12,722	27.96
KeyCorp	28,288	573	1.26
M&T Bank Corp.	3,652	620	1.36
People's United Financial, Inc.	11,202	189	0.42
PNC Financial Services Group, Inc. (The)	12,688	2,025	4.45
Regions Financial Corp.	28,460	488	1.07
Signature Bank	1,569	214	0.47
SVB Financial Group	1,475	370	0.81
Truist Financial Corp.	37,716	2,124	4.67
US Bancorp	42,448	2,517	5.53
Wells Fargo & Co.	120,195	6,466	14.21
Zions Bancorp NA	5,139	267	0.59
Total		$45,507	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP IPO Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
BNP IPO Index
Cloudflare, Inc.	14,418	$246	24.65%
Datadog, Inc.	6,803	257	25.75
Peloton Interactive, Inc.	10,417	296	29.64
SmileDirectClub, Inc.	22,789	199	19.96
Total		$998	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. IPO Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. IPO Index
Dynatrace, Inc.	112,359	$2,843	27.46%
Livongo Health, Inc.	108,712	2,724	26.32
Medallia, Inc.	80,664	2,509	24.24
Slack Technologies, Inc.	101,197	2,275	21.98
Total		$10,351	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM EU Anti Value Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM EU Anti Value Index
Adyen NV	277	$227	2.17%
Aeroports de Paris	1,110	219	2.10
Air Liquide SA	1,608	228	2.18
Akzo Nobel N.V.	2,213	225	2.16
Amundi SA	2,841	223	2.14
ASML Holding N.V.	799	237	2.27
Bureau Veritas SA	8,299	217	2.08
Carl Zeiss Meditec AG	1,773	226	2.17
Cellnex Telecom SA	5,036	217	2.08
Dassault Systemes SE	1,386	228	2.19
Davide Campari-Milano SpA	23,891	218	2.09
Delivery Hero SE	4,007	317	3.04
Deutsche Bank AG	30,275	235	2.25
Deutsche Boerse AG	1,421	224	2.14
Deutsche Wohnen SE	5,601	229	2.19
E.ON SE	21,246	227	2.18
Edenred	4,428	229	2.20
Elisa Oyj	4,054	224	2.15
Ferrari N.V.	1,294	215	2.06
Ferrovial SA	7,343	222	2.13
FinecoBank Banca Fineco SpA	17,311	208	1.99
Fuchs Petrolub SE	4,926	244	2.34
Galapagos N.V.	1,034	217	2.08
Getlink SE	12,867	224	2.15
Groupe Bruxelles Lambert SA	2,117	223	2.14
Security Description	Shares	Value (000)	Index Weight
JPM EU Anti Value Index (cont'd)
Hannover Rueck SE	1,170	$226	2.17%
Hermes International	296	221	2.12
ICADE	2,115	230	2.21
Kerry Group PLC	1,664	208	1.99
Kone Oyj	3,432	225	2.15
Koninklijke Vopak N.V.	4,055	220	2.11
L'Oreal SA	777	230	2.21
Moncler SpA	4,719	212	2.03
MTU Aero Engines AG	753	215	2.06
Neste Oyj	6,614	230	2.21
Puma SE	2,885	221	2.12
RWE AG	7,601	233	2.24
Sampo Oyj	5,314	232	2.22
Sartorius Stedim Biotech	1,344	223	2.14
Symrise AG	2,264	238	2.28
Teleperformance	922	225	2.16
Terna Rete Elettrica Nazionale SpA	34,793	233	2.23
Ubisoft Entertainment SA	3,343	231	2.22
Wendel SA	1,608	214	2.05
Wolters Kluwer N.V.	3,070	224	2.15
Zalando SE	4,655	236	2.26
Total		$10,430	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM EU Low Volatility Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM EU Low Volatility Index
Accor SA	5,512	$258	2.52%
Adyen N.V.	302	248	2.42
Aena SME SA	1,302	249	2.44
Ageas	3,952	234	2.28
Air Liquide SA	1,755	249	2.43
Allianz SE	994	244	2.38
Amadeus IT Group SA	2,951	241	2.36
Bollore SA	55,852	244	2.38
Cellnex Telecom SA	5,493	237	2.31
Covivio	2,125	241	2.36
CRH PLC	6,182	248	2.42
Danone SA	2,905	241	2.35
Deutsche Boerse AG	1,550	244	2.38
Deutsche Telekom AG	14,185	232	2.27
Elisa Oyj	4,422	245	2.39
Endesa SA	8,809	235	2.30
Ferrovial SA	8,010	243	2.37
Galp Energia SGPS SA	14,694	246	2.40
Groupe Bruxelles Lambert SA	2,309	244	2.38
Hannover Rueck SE	1,276	247	2.41
Henkel AG & Co. KGaA	2,487	235	2.29
Hermes International	323	241	2.36

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM EU Low Volatility Index (cont'd)
Knorr-Bremse AG	2,475	$252	2.46%
Kone Oyj	3,743	245	2.39
Legrand SA	2,939	240	2.34
L'Oreal SA	848	251	2.45
Merck KGaA	2,047	242	2.37
Munich Re	827	244	2.39
Naturgy Energy Group SA	9,326	235	2.29
Pernod Ricard SA	1,320	236	2.31
Red Electrica Corp. SA	12,205	246	2.40
Sampo Oyj	5,797	253	2.47
SAP SE	1,756	237	2.32
SCOR SE	5,672	238	2.33
Siemens Healthineers AG	4,863	234	2.28
Sodexo SA	2,044	243	2.37
Symrise AG	2,469	260	2.54
Teleperformance	1,006	246	2.40
Terna Rete Elettrica Nazionale SpA	37,952	254	2.48
TOTAL SA	4,517	250	2.44
Vinci SA	2,191	244	2.38
Wolters Kluwer N.V.	3,349	244	2.39
Total		$10,240	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM EU Value Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM EU Value Index
ACS, Actividades de Construccion y Servicious SA	7,247	$290	2.81%
Aegon N.V.	61,937	283	2.74
AerCap Holdings N.V.	4,580	282	2.73
ArcelorMittal SA	15,912	279	2.71
Arkema SA	2,643	281	2.72
Atlantia SpA	12,422	290	2.81
Atos SE	3,264	272	2.64
Banco Bilbao Vizcaya Argentaria SA	52,392	293	2.84
Banco Santander SA	69,975	293	2.84
Bayer AG	3,588	293	2.84
Bayerische Motoren Werke AG	1,877	116	1.12
BNP Paribas SA	4,924	292	2.83
Bouygues SA	6,659	283	2.74
Carrefour SA	16,929	284	2.75
Casino Guichard Perrachon SA	6,029	282	2.74
CNH Industrial N.V.	26,075	287	2.78
Deutsche Lufthansa AG	14,754	272	2.63
Eiffage SA	2,513	288	2.79
Electricite de France SA	26,392	294	2.85
Enel SpA	36,814	292	2.83
Fresenius Medical Care AG & Co. KGaA	3,764	279	2.70
Fresenius SE & Co. KGaA	4,965	280	2.71
Security Description	Shares	Value (000)	Index Weight
JPM EU Value Index (cont'd)
Koninklijke Ahold Delhaize N.V.	10,627	$266	2.58%
Leonardo SpA	23,527	276	2.67
METRO AG	17,679	285	2.76
Nokia Oyj	78,559	291	2.82
OMV AG	4,874	274	2.66
Peugeot SA	11,653	279	2.70
Publicis Groupe SA	6,269	284	2.75
Raiffeisen Bank International AG	11,571	291	2.82
Repsol SA	17,259	270	2.62
Societe Generale SA	8,507	296	2.88
Unibail-Rodamco-Westfield	1,762	278	2.70
Uniper SE	8,517	282	2.73
Voestalpine AG	10,278	287	2.78
Volkswagen AG	1,415	280	2.71
Volkswagen AG	1,419	276	2.67
Total		$10,320	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Growth Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index
3D Systems Corp.	6,029	$53	0.51%
8x8, Inc.	2,794	51	0.49
AAON, Inc.	1,033	51	0.49
Actuant Corp.	2,104	55	0.53
Addus HomeCare Corp.	541	53	0.51
Advanced Micro Devices, Inc.	1,281	59	0.57
Air Products & Chemicals, Inc.	220	52	0.50
Alexandria Real Estate Equities, Inc.	315	51	0.49
Align Technology, Inc.	185	52	0.50
Allegion PLC	415	52	0.50
Amedisys, Inc.	307	51	0.49
American Tower Corp.	238	55	0.53
Amphenol Corp.	493	53	0.51
Aon PLC	249	52	0.50
Apache Corp.	2,732	70	0.66
AptarGroup, Inc.	453	52	0.51
Aptiv PLC	544	52	0.50
Autodesk, Inc.	287	53	0.51
Axon Enterprise, Inc.	697	51	0.49
Badger Meter, Inc.	831	54	0.52
Balchem Corp.	501	51	0.49
Ball Corp.	767	50	0.48
Banc of California, Inc.	3,190	55	0.53
Bank of Hawaii Corp.	563	54	0.52
Brown & Brown, Inc.	1,331	53	0.51
Brown-Forman Corp.	798	54	0.52
Cable One, Inc.	33	49	0.47
Camden Property Trust	459	49	0.47

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
Capstead Mortgage Corp.	6,499	$51	0.50%
Cardiovascular Systems, Inc.	1,157	56	0.54
Care.com, Inc.	4,071	61	0.58
Cavco Industries, Inc.	249	49	0.47
Century Aluminum Co.	7,410	56	0.54
CEVA, Inc.	1,516	41	0.39
Chefs' Warehouse, Inc. (The)	1,408	54	0.52
Chemed Corp.	117	52	0.50
Chipotle Mexican Grill, Inc.	62	52	0.50
Churchill Downs, Inc.	391	54	0.52
Cintas Corp.	199	54	0.52
City Holding Co.	642	53	0.51
Cogent Communications Holdings, Inc.	819	54	0.52
Cognex Corp.	1,018	57	0.55
Columbia Banking System, Inc.	1,316	54	0.52
Commerce Bancshares, Inc.	792	54	0.52
Community Bank System, Inc.	753	53	0.52
Community Healthcare Trust, Inc.	1,069	46	0.44
Copart, Inc.	575	52	0.50
Core Laboratories N.V.	1,148	43	0.42
CoreSite Realty Corp.	449	50	0.49
Costco Wholesale Corp.	173	51	0.49
Crocs, Inc.	1,385	58	0.56
Crown Castle International Corp.	376	53	0.52
Cutera, Inc.	1,369	49	0.47
CVB Financial Corp.	2,402	52	0.50
CyrusOne, Inc.	793	52	0.50
Cytokinetics, Inc.	5,169	55	0.53
Dominion Energy, Inc.	625	52	0.50
Domino's Pizza, Inc.	177	52	0.50
Dorman Products, Inc.	684	52	0.50
Dril-Quip, Inc.	1,170	55	0.53
EastGroup Properties, Inc.	376	50	0.48
Ecolab, Inc.	274	53	0.51
Edwards Lifesciences Corp.	209	49	0.47
eHealth, Inc.	564	54	0.52
Equinix, Inc.	91	53	0.51
Equity Residential	600	49	0.47
Estee Lauder Cos, Inc. (The)	259	53	0.52
Etsy, Inc.	1,236	55	0.53
Expeditors International of Washington I	694	54	0.52
Exponent, Inc.	782	54	0.52
FactSet Research Systems, Inc.	192	52	0.50
FARO Technologies, Inc.	1,026	52	0.50
Fastenal Co.	1,439	53	0.51
First Financial Bankshares, Inc.	1,472	52	0.50
First Republic Bank	457	54	0.52
FirstCash, Inc.	629	51	0.49
Five Below, Inc.	410	52	0.51
Fluor Corp.	3,116	59	0.57
Fox Factory Holding Corp.	782	54	0.52
Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
Garmin Ltd.	531	$52	0.50%
Gartner, Inc.	320	49	0.48
Glacier BanCorp., Inc.	1,176	54	0.52
Graco, Inc.	1,049	55	0.53
Green Plains, Inc.	3,613	56	0.54
Harmonic, Inc.	6,337	49	0.48
HealthEquity, Inc.	774	57	0.55
Hershey Co. (The)	338	50	0.48
Hess Corp.	833	56	0.54
Home Depot, Inc. (The)	238	52	0.50
IDACorp., Inc.	485	52	0.50
IDEX Corp.	317	54	0.53
IDEXX Laboratories, Inc.	202	53	0.51
Illinois Tool Works, Inc.	294	53	0.51
Independent Bank Corp.	612	51	0.49
Installed Building Products, Inc.	707	49	0.47
InterDigital, Inc.	912	50	0.48
International Flavors & Fragrances, Inc.	358	46	0.45
Intuitive Surgical, Inc.	87	52	0.50
J&J Snack Foods Corp.	270	50	0.48
Jacobs Engineering Group, Inc.	593	53	0.51
Kansas City Southern	338	52	0.50
Keysight Technologies, Inc.	504	52	0.50
Kinsale Capital Group, Inc.	521	53	0.51
Lancaster Colony Corp.	321	51	0.50
LendingTree, Inc.	143	43	0.42
Linde PLC	249	53	0.51
Lindsay Corp.	560	54	0.52
LivePerson, Inc.	1,321	49	0.47
LiveRamp Holdings, Inc.	1,036	50	0.48
Louisiana-Pacific Corp.	1,736	52	0.50
Lowe's Cos, Inc.	439	53	0.51
Manhattan Associates, Inc.	627	50	0.48
MarketAxess Holdings, Inc.	133	50	0.49
Marsh & McLennan Cos., Inc.	473	53	0.51
Mastercard, Inc.	175	52	0.50
Materion Corp.	873	52	0.50
Mattel, Inc.	4,324	59	0.57
McCormick & Co, Inc.	295	50	0.48
Mercury Systems, Inc.	741	51	0.49
Momenta Pharmaceuticals, Inc.	3,012	59	0.56
Monolithic Power Systems, Inc.	313	56	0.54
Monro, Inc.	690	54	0.52
Moody's Corp.	221	53	0.51
MSA Safety, Inc.	405	51	0.49
MSCI, Inc.	195	50	0.49
National Instruments Corp.	1,233	52	0.50
National Oilwell Varco, Inc.	2,249	56	0.54
National Storage Affiliates Trust	1,474	50	0.48
Nektar Therapeutics	2,556	55	0.53
NeoGenomics, Inc.	1,947	57	0.55

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
Netflix, Inc.	168	$54	0.52%
New York Times Co. (The)	1,594	51	0.49
NextEra Energy, Inc.	216	52	0.51
NIKE, Inc.	530	54	0.52
Nordson Corp.	306	50	0.48
Northfield BanCorp., Inc.	1,977	34	0.32
Northwest Natural Holding Co.	738	54	0.53
NVIDIA Corp.	243	57	0.55
Old Dominion Freight Line, Inc.	276	52	0.51
Ollie's Bargain Outlet Holdings, Inc.	853	56	0.54
ONEOK, Inc.	715	54	0.52
O'Reilly Automotive, Inc.	115	50	0.49
Pacira BioSciences, Inc.	1,119	51	0.49
Papa John's International, Inc.	850	54	0.52
PayPal Holdings, Inc.	485	52	0.51
PDF Solutions, Inc.	1,857	31	0.30
Pennant Group, Inc. (The)	2,030	67	0.64
Penumbra, Inc.	299	49	0.47
PNM Resources, Inc.	1,040	53	0.51
PRA Group, Inc.	1,415	51	0.50
ProAssurance Corp.	1,359	49	0.47
Proto Labs, Inc.	535	54	0.52
PS Business Parks, Inc.	289	48	0.46
Quaker Chemical Corp.	334	55	0.53
Repligen Corp.	574	53	0.51
REX American Resources Corp.	581	48	0.46
RLI Corp.	556	50	0.48
Rockwell Automation, Inc.	258	52	0.51
Rollins, Inc.	1,474	49	0.47
Ross Stores, Inc.	447	52	0.50
Royal Gold, Inc.	430	53	0.51
S&P Global, Inc.	187	51	0.49
SBA Communications Corp.	215	52	0.50
Seacoast Banking Corp. of Florida	1,706	52	0.50
ServiceNow, Inc.	186	52	0.51
Shake Shack, Inc.	864	51	0.50
Sherwin-Williams Co. (The)	89	52	0.50
Silicon Laboratories, Inc.	472	55	0.53
Southwest Airlines Co.	914	49	0.48
Tabula Rasa HealthCare, Inc.	1,219	59	0.57
Tactile Systems Technology, Inc.	809	55	0.53
TechTarget, Inc.	2,046	53	0.52
TJX Cos, Inc. (The)	852	52	0.50
Toro Co. (The)	649	52	0.50
TransDigm Group, Inc.	90	50	0.49
Transocean Ltd.	9,541	66	0.62
Trex Co, Inc.	592	53	0.51
UDR, Inc.	1,062	50	0.48
Under Armour, Inc.	2,703	58	0.56
United Fire Group, Inc.	1,168	51	0.49
Universal Display Corp.	266	55	0.53
Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
Universal Electronics, Inc.	905	$47	0.46%
Universal Health Realty Income Trust	417	49	0.47
US Physical Therapy, Inc.	442	51	0.49
VeriSign, Inc.	274	53	0.51
Verisk Analytics, Inc.	348	52	0.50
Viavi Solutions, Inc.	3,441	52	0.50
Vicor Corp.	1,208	56	0.54
Visa, Inc.	279	52	0.51
Watsco, Inc.	282	51	0.49
WD-40 Co.	262	51	0.49
WEC Energy Group, Inc.	567	52	0.51
Westamerica BanCorporation	775	53	0.51
Williams Cos, Inc. (The)	2,288	54	0.52
Wingstop, Inc.	633	55	0.53
World Wrestling Entertainment, Inc.	815	53	0.51
WW International, Inc.	1,176	45	0.43
Zoetis, Inc.	423	56	0.54
Total		$10,371	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Momentum Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index
Advanced Micro Devices, Inc.	1,404	$64	0.62%
Agilysys, Inc.	2,132	54	0.53
Air Products & Chemicals, Inc.	241	57	0.56
Alamo Group, Inc.	482	61	0.59
Allegiant Travel Co.	328	57	0.56
American Woodmark Corp.	539	56	0.55
Anika Therapeutics, Inc.	975	51	0.50
ANSYS, Inc.	220	57	0.56
Aptiv PLC	596	57	0.55
Arcosa, Inc.	1,415	63	0.62
Arrowhead Pharmaceuticals, Inc.	849	54	0.53
Assurant, Inc.	427	56	0.55
Atmos Energy Corp.	521	58	0.57
Avery Dennison Corp.	428	56	0.55
Axon Enterprise, Inc.	764	56	0.55
Ball Corp.	841	54	0.53
Bank of America Corp.	1,681	59	0.58
Bank of Hawaii Corp.	617	59	0.58
Benchmark Electronics, Inc.	1,599	55	0.54
Boot Barn Holdings, Inc.	1,352	60	0.59
Brixmor Property Group, Inc.	2,557	55	0.54
Brown-Forman Corp.	875	59	0.58
Buckle, Inc. (The)	2,040	55	0.54
Cable One, Inc.	36	54	0.53
Cadence Design Systems, Inc.	845	59	0.58
Callaway Golf Co.	2,652	56	0.55

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
Cardiovascular Systems, Inc.	1,268	$62	0.60%
Carpenter Technology Corp.	1,053	52	0.51
Casey's General Stores, Inc.	320	51	0.50
Catalent, Inc.	1,078	61	0.60
Cerner Corp.	786	58	0.57
Charter Communications, Inc.	119	58	0.57
Chemed Corp.	129	56	0.55
Chipotle Mexican Grill, Inc.	68	57	0.56
Churchill Downs, Inc.	429	59	0.58
Cincinnati Financial Corp.	531	56	0.55
Cintas Corp.	218	59	0.58
Cirrus Logic, Inc.	772	64	0.62
Cogent Communications Holdings, Inc.	897	59	0.58
Colfax Corp.	1,607	58	0.57
Community Healthcare Trust, Inc.	1,172	50	0.49
Comtech Telecommunications Corp.	1,548	55	0.54
CONMED Corp.	488	55	0.54
Copart, Inc.	630	57	0.56
Costco Wholesale Corp.	190	56	0.55
Cross Country Healthcare, Inc.	4,392	51	0.50
CSG Systems International, Inc.	975	50	0.50
Cutera, Inc.	1,500	54	0.53
Deckers Outdoor Corp.	338	57	0.56
Dentsply Sirona, Inc.	954	54	0.53
Diebold Nixdorf, Inc.	7,488	79	0.77
Digi International, Inc.	3,174	56	0.55
Dime Community Bancshares, Inc.	2,773	58	0.57
DMC Global, Inc.	1,174	53	0.52
Dril-Quip, Inc.	1,283	60	0.59
Easterly Government Properties, Inc.	2,405	57	0.56
EastGroup Properties, Inc.	412	55	0.54
Edwards Lifesciences Corp.	229	53	0.52
eHealth, Inc.	618	59	0.58
Entergy Corp.	470	56	0.55
Equifax, Inc.	403	57	0.55
Equinix, Inc.	99	58	0.57
Essential Properties Realty Trust, Inc.	2,132	53	0.52
Facebook, Inc.	279	57	0.56
Fair Isaac Corp.	154	58	0.57
Federal Signal Corp.	1,694	55	0.54
First American Financial Corp.	871	51	0.50
First BanCorp./Puerto Rico	5,375	57	0.56
First Industrial Realty Trust, Inc.	1,313	54	0.53
FMC Corp.	568	57	0.56
FTI Consulting, Inc.	499	55	0.54
Gentex Corp.	1,972	57	0.56
Global Payments, Inc.	314	57	0.56
Griffon Corp.	2,640	54	0.53
Hanger, Inc.	2,090	58	0.57
Hartford Financial Services Group, Inc.	919	56	0.55
Herman Miller, Inc.	1,180	49	0.48
Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
Hibbett Sports, Inc.	2,047	$57	0.56%
Hilton Worldwide Holdings, Inc.	530	59	0.58
Hub Group, Inc.	1,116	57	0.56
Hubbell, Inc.	379	56	0.55
Incyte Corp.	592	52	0.51
Independence Realty Trust, Inc.	3,767	53	0.52
Innospec, Inc.	556	58	0.56
Installed Building Products, Inc.	775	53	0.52
Itron, Inc.	683	57	0.56
Jabil, Inc.	1,421	59	0.58
John B Sanfilippo & Son, Inc.	568	52	0.51
JPMorgan Chase & Co.	418	58	0.57
Kansas City Southern	370	57	0.56
KBR, Inc.	1,876	57	0.56
Keysight Technologies, Inc.	552	57	0.56
Kimco Realty Corp.	2,626	54	0.53
Kinder Morgan, Inc.	2,827	60	0.59
Kinsale Capital Group, Inc.	571	58	0.57
Koppers Holdings, Inc.	1,493	57	0.56
Lam Research Corp.	210	61	0.60
LCI Industries	539	58	0.57
Legg Mason, Inc.	1,434	52	0.51
LHC Group, Inc.	419	58	0.57
Lithia Motors, Inc.	355	52	0.51
Live Nation Entertainment, Inc.	793	57	0.56
LivePerson, Inc.	1,448	54	0.53
Lumentum Holdings, Inc.	772	61	0.60
Magellan Health, Inc.	724	57	0.56
Manhattan Associates, Inc.	688	55	0.54
MarketAxess Holdings, Inc.	146	55	0.54
Marriott Vacations Worldwide Corp.	450	58	0.57
Masimo Corp.	358	57	0.55
MasTec, Inc.	885	57	0.56
Meritage Homes Corp.	830	51	0.50
Meta Financial Group, Inc.	1,572	57	0.56
Moody's Corp.	243	58	0.56
MSCI, Inc.	214	55	0.54
NeoGenomics, Inc.	2,134	62	0.61
Netflix, Inc.	184	59	0.58
NextEra Energy, Inc.	237	57	0.56
NIC, Inc.	2,465	55	0.54
NMI Holdings, Inc.	1,689	56	0.55
Nordson Corp.	335	55	0.54
OFG BanCorp.	2,642	62	0.61
ONEOK, Inc.	784	59	0.58
Opus Bank	2,218	57	0.56
Par Pacific Holdings, Inc.	2,290	53	0.52
Perdoceo Education Corp.	3,360	62	0.61
Perficient, Inc.	1,321	61	0.60
Phillips 66	494	55	0.54
Pilgrim's Pride Corp.	1,723	56	0.55

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
PNC Financial Services Group, Inc. (The)	366	$58	0.57%
Powell Industries, Inc.	1,109	54	0.53
Procter & Gamble Co. (The)	446	56	0.55
Prologis, Inc.	609	54	0.53
RadNet, Inc.	2,837	58	0.56
Reliance Steel & Aluminum Co.	469	56	0.55
RenaissanceRe Holdings Ltd.	296	58	0.57
Rent-A-Center, Inc.	2,138	62	0.60
Repligen Corp.	629	58	0.57
ResMed, Inc.	370	57	0.56
REX American Resources Corp.	637	52	0.51
RH	239	51	0.50
Royal Gold, Inc.	472	58	0.57
S&P Global, Inc.	205	56	0.55
Saia, Inc.	626	58	0.57
Sanderson Farms, Inc.	332	59	0.57
SBA Communications Corp.	236	57	0.56
Schweitzer-Mauduit International, Inc.	1,252	53	0.52
Scientific Games Corp.	2,084	56	0.55
Scotts Miracle-Gro Co. (The)	553	59	0.58
SEACOR Holdings, Inc.	1,338	58	0.57
Sempra Energy	377	57	0.56
Sherwin-Williams Co. (The)	97	57	0.56
Skechers U.S.A., Inc.	1,376	59	0.58
SolarEdge Technologies, Inc.	671	64	0.62
Southern Co. (The)	886	56	0.55
Spirit Realty Capital, Inc.	1,058	52	0.51
SPX Corp.	1,147	58	0.57
Steven Madden Ltd.	1,316	57	0.55
Synchrony Financial	1,484	53	0.52
Talos Energy, Inc.	2,318	70	0.68
Target Corp.	446	57	0.56
Teradyne, Inc.	888	61	0.59
Tetra Tech, Inc.	647	56	0.55
TopBuild Corp.	504	52	0.51
TransDigm Group, Inc.	98	55	0.54
Triumph Group, Inc.	1,976	50	0.49
TTEC Holdings, Inc.	1,300	51	0.51
Tyson Foods, Inc.	622	57	0.56
Ultra Clean Holdings, Inc.	2,512	59	0.58
United Community Banks, Inc.	1,797	55	0.54
Universal Display Corp.	292	60	0.59
Universal Forest Products, Inc.	1,140	54	0.53
Universal Health Realty Income Trust	457	54	0.53
US BanCorp.	933	55	0.54
Valero Energy Corp.	598	56	0.55
Walt Disney Co. (The)	377	55	0.54
WEC Energy Group, Inc.	622	57	0.56
Woodward, Inc.	465	55	0.54
World Fuel Services Corp.	1,288	56	0.55
Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
WR Berkley Corp.	798	$55	0.54%
Zoetis, Inc.	463	61	0.60
Total		$10,195	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Value Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index
AAR Corp.	1,087	$49	0.47%
AdvanSix, Inc.	1,300	26	0.25
Allegheny Technologies, Inc.	2,346	48	0.46
Alliance Data Systems Corp.	520	58	0.56
AMC Networks, Inc.	1,422	56	0.53
Andersons, Inc. (The)	1,944	49	0.47
AngioDynamics, Inc.	2,280	36	0.35
ArcBest Corp.	1,134	31	0.30
Archer-Daniels-Midland Co.	1,248	58	0.55
Archrock, Inc.	6,337	64	0.61
Associated Banc-Corp.	2,514	55	0.53
AT&T, Inc.	1,410	55	0.52
Atlas Air Worldwide Holdings, Inc.	2,185	60	0.57
AutoNation, Inc.	1,064	52	0.49
Avis Budget Group, Inc.	1,808	58	0.55
Axos Financial, Inc.	1,870	57	0.54
AZZ, Inc.	936	43	0.41
B&G Foods, Inc.	3,204	57	0.55
Baker Hughes Co.	2,433	62	0.59
Bank OZK	1,775	54	0.52
Biogen, Inc.	180	53	0.51
Brighthouse Financial, Inc.	1,397	55	0.52
Brinker International, Inc.	1,262	53	0.50
Cadence BanCorp.	3,289	60	0.57
Carnival Corp.	1,219	62	0.59
Cedar Realty Trust, Inc.	2,060	6	0.06
CenterPoint Energy, Inc.	2,173	59	0.56
Central Garden & Pet Co.	2,058	60	0.57
Century Communities, Inc.	1,904	52	0.50
Charles River Laboratories International	372	57	0.54
Chemours Co. (The)	3,577	65	0.62
Cigna Corp.	275	56	0.54
Citigroup, Inc.	721	58	0.55
Citizens Financial Group, Inc.	1,397	57	0.54
CNO Financial Group, Inc.	3,075	56	0.53
Comerica, Inc.	763	55	0.52
Commercial Metals Co.	2,481	55	0.53
Computer Programs & Systems, Inc.	966	26	0.24
Conn's, Inc.	2,804	35	0.33
CONSOL Energy, Inc.	3,004	44	0.41
Cooper-Standard Holdings, Inc.	1,934	64	0.61

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
CoreCivic, Inc.	3,625	$63	0.60%
Customers BanCorp., Inc.	1,243	30	0.28
CVS Health Corp.	723	54	0.51
Dana, Inc.	3,187	58	0.55
Denbury Resources, Inc.	53,333	75	0.71
Diodes, Inc.	1,148	65	0.62
Discovery, Inc.	1,803	55	0.52
Diversified Healthcare Trust	7,135	60	0.57
Domtar Corp.	1,422	54	0.52
Donnelley Financial Solutions, Inc.	1,639	17	0.16
Duke Energy Corp.	603	55	0.52
DXC Technology Co.	1,484	56	0.53
Eastman Chemical Co.	712	56	0.54
Ebix, Inc.	1,611	54	0.51
Encore Capital Group, Inc.	1,483	52	0.50
Exelixis, Inc.	3,141	55	0.53
Exelon Corp.	1,201	55	0.52
Expedia Group, Inc.	510	55	0.52
Fifth Third BanCorp., Inc.	1,803	55	0.53
FNB Corp.	4,444	56	0.54
Foot Locker, Inc.	1,352	53	0.50
FormFactor, Inc.	2,364	61	0.58
Fresh Del Monte Produce, Inc.	1,318	46	0.44
Gap, Inc. (The)	3,305	58	0.56
Genesco, Inc.	1,459	70	0.66
Genworth Financial, Inc.	13,706	60	0.57
GEO Group, Inc. (The)	4,047	67	0.64
G-III Apparel Group Ltd.	1,888	63	0.60
GMS, Inc.	1,855	50	0.48
Goldman Sachs Group, Inc. (The)	248	57	0.54
Goodyear Tire & Rubber Co. (The)	3,390	53	0.50
Graham Holdings Co.	86	55	0.52
Greenbrier Cos, Inc. (The)	1,945	63	0.60
Greif, Inc.	1,249	55	0.53
Group 1 Automotive, Inc.	539	54	0.51
Gulfport Energy Corp.	21,720	66	0.63
Halliburton Co.	2,515	62	0.59
Hancock Whitney Corp.	1,316	58	0.55
Hawaiian Holdings, Inc.	1,829	54	0.51
Hersha Hospitality Trust	3,402	49	0.47
HNI Corp.	992	37	0.35
Host Hotels & Resorts, Inc.	3,040	56	0.54
Ingredion, Inc.	636	59	0.56
Integer Holdings Corp.	699	56	0.53
Intel Corp.	961	57	0.55
Interface, Inc.	1,886	31	0.30
International Business Machines Corp.	408	55	0.52
INTL. FCStone, Inc.	393	19	0.18
Invacare Corp.	4,092	37	0.35
iStar, Inc.	4,065	59	0.56
j2 Global, Inc.	555	52	0.49
Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
Juniper Networks, Inc.	2,240	$55	0.52%
KAR Auction Services, Inc.	2,566	56	0.53
Kelly Services, Inc.	1,423	32	0.31
Kraton Corp.	1,533	39	0.37
Kroger Co. (The)	2,010	58	0.55
Lannett Co, Inc.	6,345	56	0.53
Lantheus Holdings, Inc.	2,626	54	0.51
Laredo Petroleum, Inc.	23,625	68	0.64
Lincoln National Corp.	949	56	0.53
LogMeIn, Inc.	731	63	0.60
Lydall, Inc.	1,159	24	0.23
M/I Homes, Inc.	1,193	47	0.45
Mack-Cali Realty Corp.	2,503	58	0.55
Macy's, Inc.	3,565	61	0.58
Marcus Corp. (The)	1,705	54	0.52
MarineMax, Inc.	1,421	24	0.23
Matrix Service Co.	1,512	35	0.33
MDU Resources Group, Inc.	1,838	55	0.52
Meridian Bioscience, Inc.	3,056	30	0.28
Merit Medical Systems, Inc.	1,893	59	0.56
MetLife, Inc.	1,101	56	0.53
Micron Technology,, Inc.	1,155	62	0.59
Minerals Technologies, Inc.	994	57	0.55
Molina Healthcare, Inc.	407	55	0.52
Molson Coors Beverage Co.	1,070	58	0.55
Moog, Inc.	622	53	0.50
Movado Group, Inc.	2,829	62	0.59
Mylan N.V.	2,850	57	0.55
MYR Group, Inc.	532	17	0.16
National Fuel Gas Co.	1,199	56	0.53
Navient Corp.	3,884	53	0.51
NETGEAR, Inc.	2,209	54	0.52
Norwegian Cruise Line Holdings Ltd.	993	58	0.55
Nu Skin Enterprises, Inc.	1,429	59	0.56
Office Properties, Inc.ome Trust	1,425	46	0.44
Oracle Corp.	985	52	0.50
OraSure Technologies, Inc.	4,553	37	0.35
Oshkosh Corp.	601	57	0.54
Owens & Minor, Inc.	7,619	39	0.37
Owens Corning	815	53	0.50
PACCAR, Inc.	672	53	0.51
PacWest BanCorp.	1,449	55	0.53
Park Hotels & Resorts, Inc.	2,275	59	0.56
Patrick Industries, Inc.	1,054	55	0.53
Patterson Cos, Inc.	2,332	48	0.45
Penn National Gaming, Inc.	2,422	62	0.59
Penn Virginia Corp.	1,444	44	0.42
PennyMac Mortgage Investment Trust	2,369	53	0.50
Perrigo Co., PLC	1,040	54	0.51
Perspecta, Inc.	1,988	53	0.50
Photronics, Inc.	4,090	64	0.61

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
Pitney Bowes, Inc.	11,106	$45	0.43%
Plantronics, Inc.	2,282	62	0.59
Polaris, Inc.	571	58	0.55
PPL Corp.	1,570	56	0.54
Principal Financial Group, Inc.	1,020	56	0.53
ProPetro Holding Corp.	6,107	69	0.65
PVH Corp.	535	56	0.53
Quanta Services, Inc.	1,333	54	0.52
QuinStreet, Inc.	3,455	53	0.50
Regal Beloit Corp.	657	56	0.54
Resideo Technologies, Inc.	4,965	59	0.56
Ring Energy, Inc.	5,870	15	0.15
Royal Caribbean Cruises Ltd.	445	59	0.57
Sanmina Corp.	1,699	58	0.55
ScanSource, Inc.	1,062	39	0.37
Service Properties Trust	2,312	56	0.54
SMART Global Holdings, Inc.	1,597	61	0.58
Sonic Automotive, Inc.	1,727	54	0.51
Southwestern Energy Co.	27,483	67	0.63
Sterling BanCorp.	2,637	56	0.53
Summit Hotel Properties, Inc.	4,459	55	0.52
Sykes Enterprises, Inc.	1,104	41	0.39
Syneos Health, Inc.	994	59	0.56
SYNNEX Corp.	431	55	0.53
Tanger Factory Outlet Centers, Inc.	3,502	52	0.49
Terex Corp.	1,905	57	0.54
Texas Capital Bancshares, Inc.	943	54	0.51
Textron, Inc.	1,198	53	0.51
Timken Co. (The)	1,023	58	0.55
Tivity Health, Inc.	2,413	49	0.47
TiVo Corp.	6,569	56	0.53
Toll Brothers, Inc.	1,317	52	0.49
Tredegar Corp.	627	14	0.13
TRI Pointe Group, Inc.	3,475	54	0.52
Trinity Industries, Inc.	2,620	58	0.55
Trinseo SA	1,509	56	0.53
TrueBlue, Inc.	1,724	41	0.39
TTM Technologies, Inc.	3,978	60	0.57
Unisys Corp.	4,965	59	0.56
United Rentals, Inc.	352	59	0.56
United Therapeutics Corp.	597	53	0.50
Universal Insurance Holdings, Inc.	1,911	54	0.51
Unum Group	1,865	54	0.52
Vanda Pharmaceuticals, Inc.	3,148	52	0.49
Varex Imaging Corp.	1,201	36	0.34
ViacomCBS, Inc.	1,318	55	0.53
Virtus Investment Partners, Inc.	353	43	0.41
Wabash National Corp.	3,473	51	0.49
Waddell & Reed Financial, Inc.	3,325	56	0.53
Walker & Dunlop, Inc.	830	54	0.51
Warrior Met Coal, Inc.	2,628	56	0.53
Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
Washington Prime Group, Inc.	15,004	$55	0.52%
WestRock Co.	1,347	58	0.55
Wyndham Destinations, Inc.	1,112	57	0.55
Xenia Hotels & Resorts, Inc.	2,582	56	0.53
Xerox Holdings Corp.	1,424	53	0.50
Xperi Corp.	2,317	43	0.41
Total		$10,510	100.00%

@    Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

NR  Not rated.

BBSW  Australia's Bank Bill Swap.

BTP  Buoni del Tesoro Poliennali.

CAC  Cotation Assistée en Continu.

CPI  Consumer Price Index.

EURIBOR  Euro Interbank Offered Rate.

IBEX  Índice Bursátil Español.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

MIB  Milano Italia Borsa.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

SGX  Singapore Exchange Ltd.

TOPIX  Tokyo Stock Price Index.

TSE  Toronto Stock Exchange.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

COP  — Colombian Peso

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

RUB  — Russian Ruble

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	43.4%
Fixed Income Securities	40.3
Short-Term Investments	12.8
Other**	3.5
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $20,953,000 and net unrealized appreciation of approximately $87,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $51,000. Also does not include open swap agreements with net unrealized appreciation of approximately $802,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $81,790)	$93,432
Investment in Security of Affiliated Issuer, at Value (Cost $12,137)	12,137
Total Investments in Securities, at Value (Cost $93,927)	105,569
Foreign Currency, at Value (Cost $252)	257
Unrealized Appreciation on Swap Agreements	1,090
Receivable for Variation Margin on Futures Contracts	681
Interest Receivable	344
Receivable for Investments Sold	340
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	128
Tax Reclaim Receivable	96
Dividends Receivable	55
Receivable for Fund Shares Sold	34
Receivable from Affiliate	15
Receivable for Variation Margin on Swap Agreements	14
Other Assets	14
Total Assets	108,637
Liabilities:
Payable for Investments Purchased	994
Due to Broker	861
Unrealized Depreciation on Swap Agreements	329
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	77
Payable for Professional Fees	64
Payable for Custodian Fees	43
Payable for Servicing Fees	37
Payable for Advisory Fees	8
Payable for Administration Fees	7
Payable for Transfer Agency Fees	3
Payable for Fund Shares Redeemed	2
Payable for Distribution Fees — Class II Shares	1
Bank Overdraft	1
Deferred Capital Gain Country Tax	1
Other Liabilities	45
Total Liabilities	2,473
NET ASSETS	$106,164
Net Assets Consist of:
Paid-in-Capital	$87,521
Total Distributable Earnings	18,643
Net Assets	$106,164
CLASS I:
Net Assets	$89,575
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,209,609 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.91
CLASS II:
Net Assets	$16,589
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,528,773 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.85

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $70 of Foreign Taxes Withheld)	$1,210
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	1,122
Dividends from Security of Affiliated Issuer (Note H)	259
Total Investment Income	2,591
Expenses:
Advisory Fees (Note B)	797
Custodian Fees (Note G)	206
Servicing Fees (Note D)	163
Professional Fees	159
Pricing Fees	99
Administration Fees (Note C)	85
Distribution Fees — Class II Shares (Note E)	43
Shareholder Reporting Fees	32
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	7
Other Expenses	22
Total Expenses	1,624
Waiver of Advisory Fees (Note B)	(622)
Waiver of Distribution Fees — Class II Shares (Note E)	(26)
Rebate from Morgan Stanley Affiliate (Note H)	(23)
Net Expenses	953
Net Investment Income	1,638
Realized Gain (Loss):
Investments Sold (Net of $1 of Capital Gain Country Tax)	2,417
Foreign Currency Forward Exchange Contracts	(206)
Foreign Currency Translation	(53)
Futures Contracts	2,607
Swap Agreements	772
Net Realized Gain	5,537
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	8,575
Foreign Currency Forward Exchange Contracts	(85)
Foreign Currency Translation	17
Futures Contracts	703
Swap Agreements	1,048
Net Change in Unrealized Appreciation (Depreciation)	10,258
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	15,795
Net Increase in Net Assets Resulting from Operations	$17,433

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,638	$1,739
Net Realized Gain	5,537	5,674
Net Change in Unrealized Appreciation (Depreciation)	10,258	(14,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,433	(7,385)
Dividends and Distributions to Shareholders:
Class I	(5,415)	(5,524)
Class II	(1,033)	(1,097)
Total Dividends and Distributions to Shareholders	(6,448)	(6,621)
Capital Share Transactions:(1)
Class I:
Subscribed	2,208	2,653
Distributions Reinvested	5,415	5,524
Redeemed	(14,962)	(15,824)
Class II:
Subscribed	319	431
Distributions Reinvested	1,033	1,097
Redeemed	(3,415)	(4,009)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,402)	(10,128)
Total Increase (Decrease) in Net Assets	1,583	(24,134)
Net Assets:
Beginning of Period	104,581	128,715
End of Period	$106,164	$104,581
(1) Capital Share Transactions:
Class I:
Shares Subscribed	211	242
Shares Issued on Distributions Reinvested	521	529
Shares Redeemed	(1,427)	(1,459)
Net Decrease in Class I Shares Outstanding	(695)	(688)
Class II:
Shares Subscribed	31	40
Shares Issued on Distributions Reinvested	100	105
Shares Redeemed	(328)	(374)
Net Decrease in Class II Shares Outstanding	(197)	(229)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015(2)
Net Asset Value, Beginning of Period	$9.85		$11.17		$9.87		$9.39		$10.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.16		0.16		0.20		0.15		0.17
Net Realized and Unrealized Gain (Loss)	1.56		(0.86)		1.38		0.37		(0.81)
Total from Investment Operations	1.72		(0.70)		1.58		0.52		(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.13)		(0.12)		—		(0.17)
Net Realized Gain	(0.46)		(0.49)		(0.16)		(0.04)		(0.08)
Total Distributions	(0.66)		(0.62)		(0.28)		(0.04)		(0.25)
Net Asset Value, End of Period	$10.91		$9.85		$11.17		$9.87		$9.39
Total Return(4)	17.77%		(6.50)%		16.11%		5.58%		(6.39)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,575		$87,675		$107,015		$104,197		$119,248
Ratio of Expenses Before Expense Limitation	1.49%		1.44%		1.42%		1.43%		1.47%
Ratio of Expenses After Expense Limitation	0.88	%(5)	0.89	%(5)	0.88	%(5)	0.88	%(5)	0.69	%(5)(6)
Ratio of Net Investment Income	1.55	%(5)	1.48	%(5)	1.85	%(5)	1.54	%(5)	1.73	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.03%
Portfolio Turnover Rate	124%		85%		99%		105%		146%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to August 1, 2015, the maximum ratio was 0.60% for Class I shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015(2)
Net Asset Value, Beginning of Period	$9.79		$11.11		$9.82		$9.35		$10.24
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.15		0.15		0.18		0.14		0.16
Net Realized and Unrealized Gain (Loss)	1.56		(0.86)		1.38		0.37		(0.82)
Total from Investment Operations	1.71		(0.71)		1.56		0.51		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.12)		(0.11)		—		(0.15)
Net Realized Gain	(0.46)		(0.49)		(0.16)		(0.04)		(0.08)
Total Distributions	(0.65)		(0.61)		(0.27)		(0.04)		(0.23)
Net Asset Value, End of Period	$10.85		$9.79		$11.11		$9.82		$9.35
Total Return(4)	17.74%		(6.65)%		15.96%		5.49%		(6.53)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,589		$16,906		$21,700		$21,861		$24,481
Ratio of Expenses Before Expense Limitation	1.74%		1.69%		1.67%		1.68%		1.76%
Ratio of Expenses After Expense Limitation	0.98	%(5)	0.99	%(5)	0.98	%(5)	0.98	%(5)	0.79	%(5)(6)
Ratio of Net Investment Income	1.45	%(5)	1.38	%(5)	1.75	%(5)	1.44	%(5)	1.63	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.03%
Portfolio Turnover Rate	124%		85%		99%		105%		146%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class II shares. Prior to August 1, 2015, the maximum ratio was 0.70% for Class II shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2019, the Subsidiary represented approximately $5,708,000 or approximately 5.38% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$50	$—	$50
Agency Fixed Rate Mortgages	—	2,603	—	2,603
Asset-Backed Securities	—	388	—	388
Commercial Mortgage- Backed Securities	—	827	—	827
Corporate Bonds	—	15,319	—	15,319
Mortgages - Other	—	1,042	—	1,042
Sovereign	—	19,276	—	19,276
U.S. Treasury Securities	—	3,029	—	3,029
Total Fixed Income Securities	—	42,534	—	42,534
Common Stocks
Aerospace & Defense	812	4	—	816
Air Freight & Logistics	499	56	—	555
Airlines	13	2	—	15
Auto Components	50	20	—	70
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Automobiles	$382	$107	$—		$489
Banks	4,154	541	—		4,695
Beverages	536	1	—		537
Biotechnology	648	11	—		659
Building Products	43	87	—		130
Capital Markets	1,067	125	—		1,192
Chemicals	328	150	—		478
Commercial Banks	2	22	—		24
Commercial Services & Supplies	259	119	—		378
Communications Equipment	279	47	—		326
Construction & Engineering	1,183	10	—		1,193
Construction Materials	32	21	—		53
Consumer Finance	490	—	—		490
Containers & Packaging	69	—	—		69
Distributors	20	—	—		20
Diversified Financial Services	247	54	—		301
Diversified Telecommunication Services	905	91	—		996
Electric Utilities	634	76	—		710
Electrical Equipment	165	118	—		283
Electronic Equipment, Instruments & Components	107	19	—		126
Energy Equipment & Services	253	10	—	†	263	†
Entertainment	240	—	—		240
Equity Real Estate Investment Trusts (REITs)	836	—	—		836
Food & Staples Retailing	752	7	—		759
Food Products	226	425	—		651
Gas Utilities	34	8	—		42
Health Care Equipment & Supplies	1,219	59	—		1,278
Health Care Providers & Services	1,276	27	—		1,303
Health Care Technology	40	—	—		40
Hotels, Restaurants & Leisure	793	—	—		793
Household Durables	110	12	—		122
Household Products	645	60	—		705
Independent Power & Renewable Electricity Producers	18	4	—		22
Industrial Conglomerates	580	67	—		647
Information Technology Services	2,186	229	—		2,415
Insurance	411	308	—		719

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$1,763		$—	@	$—		$1,763
Internet & Direct Marketing Retail	1,215		240		—		1,455
Leisure Products	10		—		—		10
Life Sciences Tools & Services	160		68		—		228
Machinery	226		286		—		512
Marine	—		37		—		37
Media	586		1		—		587
Metals & Mining	1,099		79		—		1,178
Multi-Line Retail	193		—		—		193
Multi-Utilities	419		29		—		448
Oil, Gas & Consumable Fuels	1,651		63		—		1,714
Paper & Forest Products	95		20		—		115
Personal Products	324		1		—		325
Pharmaceuticals	1,584		856		—		2,440
Professional Services	222		75		—		297
Real Estate Management & Development	62		1,318		—		1,380
Road & Rail	544		64		—		608
Semiconductors & Semiconductor Equipment	750		21		—		771
Software	1,474		76		—		1,550
Specialty Retail	904		38		—		942
Tech Hardware, Storage & Peripherals	1,436		—		—		1,436
Textiles, Apparel & Luxury Goods	499		117		—		616
Thrifts & Mortgage Finance	3		—		—		3
Tobacco	364		13		—		377
Trading Companies & Distributors	82		—		—		82
Transportation Infrastructure	610		489		—		1,099
Water Utilities	24		—		—		24
Wireless Telecommunication Services	99		49		—		148
Total Common Stocks	38,941		6,837		—	†	45,778	†
Right	3		—		—		3
Warrant	—	@	—		—		—	@
Investment Company	3,738		—		—		3,738
Short-Term Investments
Investment Company	12,137		—		—		12,137
U.S. Treasury Security	—		1,379		—		1,379
Total Short-Term Investments	12,137		1,379		—		13,516
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$128	$—		$128
Futures Contracts	146	—	—		146
Interest Rate Swap Agreements	—	63	—		63
Total Return Swap Agreements	—	1,075	—		1,075
Total Assets	54,965	52,016	—	†	106,981 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(77)	—		(77)
Futures Contracts	(59)	—	—		(59)
Credit Default Swap Agreement	—	(7)	—		(7)
Total Return Swap Agreements	—	(329)	—		(329)
Total Liabilities	(59)	(413)	—		(472)
Total	$54,906	$51,603	$—	†	$106,509 †

@  Value is less than $500.

†  Includes one security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks (000)
Beginning Balance	$1	†
Purchases	—
Sales	(16)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	15
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$15

†  Includes one security valued at zero.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses)

when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$128
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	72	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	23	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	51	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	48	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,075
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	15
Total			$1,412
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(77)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(41	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(18	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(7	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(329)
Total			$(472)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$(206)
Commodity Risk	Futures Contracts	231
Equity Risk	Futures Contracts	2,374
Interest Rate Risk	Futures Contracts	2
Credit Risk	Swap Agreements	35
Equity Risk	Swap Agreements	755
Interest Rate Risk	Swap Agreements	(18)
Total		$3,173
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$(85)
Commodity Risk	Futures Contracts	20
Equity Risk	Futures Contracts	722
Interest Rate Risk	Futures Contracts	(39)
Equity Risk	Swap Agreements	961
Credit Risk	Swap Agreements	(7)
Interest Rate Risk	Swap Agreements	94
Total		$1,666

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$128	$77
Swap Agreements	1,090	329
Total	$1,218	$406

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)(d)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(— @)	$—	$0
Bank of Montreal	4			—	—	4
Barclays Bank PLC	21			(12)	—	9
BNP Paribas SA	707			(11)	(630)	66
Citibank NA	4			(4)	—	0
Goldman Sachs International	48			(5)	—	43
JPMorgan Chase Bank NA	389			(320)	(69)	0
Royal Bank of Canada	4			(1)	—	3
State Street Bank and Trust Co.	—	@		—	—	—	@
UBS AG	41			(31)	—	10
Total	$1,218			$(384)	$(699)	$135
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$6		$	(— @)	$—	$6
Barclays Bank PLC	12			(12)	—	0
BNP Paribas SA	11			(11)	—	0
Citibank NA	19			(4)	—	15
Commonwealth Bank of Australia	—	@		—	—	—	@
Credit Suisse International	1			—	—	1
Goldman Sachs International	5			(5)	—	0
HSBC Bank PLC	—	@		—	—	—	@
JPMorgan Chase Bank NA	320			(320)	—	0
Royal Bank of Canada	1			(1)	—	0
UBS AG	31			(31)	—	0
Total	$406			$(384)	$—	$22

@  Value is less than $500.

(d)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$72,693,000
Futures Contracts:
Average monthly notional value	$50,710,000
Swap Agreements:
Average monthly notional amount	$12,281,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.14% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $622,000 of advisory fees were waived pursuant to this arrangement.

Effective March 1, 2019, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the

Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2019, this waiver amounted to approximately $26,000.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $74,645,000 and $75,237,000, respectively. For the year ended December 31, 2019, purchases and sales of long-term U.S. Government securities were approximately $39,563,000 and $46,914,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $23,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,036	$57,016	$53,915	$259
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$12,137

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,951	$4,497	$1,352	$5,269

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(707)	$707

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,583	$4,078

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 75.4%.

L. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs

(Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by approximately $10,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 28.73% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $5,194,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
2913014 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Discovery Portfolio
(formerly Mid Cap Growth Portfolio)

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Discovery Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$982.00	$1,020.47	$4.70	$4.79	0.94%
Discovery Portfolio Class II	1,000.00	981.50	1,019.96	5.19	5.30	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 40.11%, net of fees, and 39.97%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 35.47%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers' resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

•  U.S. mid-cap growth stocks advanced during the year. Within the Index, information technology (IT), real estate and financials were the top-performing sectors for the year. All sectors in the Index had positive performance, with energy posting the smallest gain.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio outperformed the Index in this reporting period due to favorable stock selection, while sector allocations moderately detracted from performance.

•  Stock selection in the information technology sector drove the majority of the Fund's relative outperformance. The Fund's holdings in companies engaged in software and IT services businesses were strong contributors to performance.

•  Stock selection in the health care sector was beneficial, although a disadvantageous overweight allocation slightly dampened those gains. Among the sector's largest contributors to Fund performance were holdings in a provider of cloud-based software solutions to the life sciences industry, a leading provider of continuous glucose monitoring devices used by diabetics, and a commercial-stage diagnostic testing company that focuses on liquid biopsies.

•  The largest detractor from relative performance was stock selection in the consumer discretionary sector. Weak performance in a pest control services company, an online furniture and home goods retailer and a global online marketplace for luxury goods were among the larger drags on relative returns.

•  Stock selection and an underweight allocation in the industrials sector dampened performance. The main detractor in the sector was an underperforming ride-sharing platform.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2019
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	40.11%	13.05%	13.21%	8.21%
Russell Midcap® Growth Index	35.47	11.60	14.24	8.52
Fund – Class II(4)	39.97	12.94	13.11	12.45
Russell Midcap® Growth Index	35.47	11.60	14.24	11.79

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (95.6%)
Biotechnology (2.6%)
Alnylam Pharmaceuticals, Inc. (a)	9,532	$1,098
Exact Sciences Corp. (a)	27,264	2,521
Moderna, Inc. (a)	31,128	609
		4,228
Capital Markets (1.1%)
XP, Inc., Class A (a)	46,063	1,774
Entertainment (8.5%)
Roku, Inc. (a)	40,120	5,372
Spotify Technology SA (a)	57,539	8,605
		13,977
Health Care Equipment & Supplies (7.0%)
DexCom, Inc. (a)	38,075	8,328
Penumbra, Inc. (a)	18,638	3,062
		11,390
Health Care Providers & Services (4.4%)
Covetrus, Inc. (a)	93,409	1,233
Guardant Health, Inc. (a)	35,683	2,789
HealthEquity, Inc. (a)	42,083	3,117
		7,139
Health Care Technology (4.0%)
Agilon Health Topco, Inc. (a)(b) (acquisition cost — $596; acquired 11/7/18)	1,577	709
Veeva Systems, Inc., Class A (a)	41,704	5,866
		6,575
Information Technology Services (20.0%)
Adyen N.V. (Netherlands) (a)	3,729	3,058
MongoDB, Inc. (a)	44,185	5,815
Okta, Inc. (a)	55,896	6,449
Shopify, Inc., Class A (Canada) (a)	20,651	8,210
Square, Inc., Class A (a)	66,294	4,147
Twilio, Inc., Class A (a)	52,218	5,132
		32,811
Interactive Media & Services (11.7%)
Match Group, Inc. (a)(d)	30,385	2,495
Pinterest, Inc., Class A (a)	135,834	2,532
Snap, Inc., Class A (a)	167,761	2,740
Twitter, Inc. (a)	210,395	6,743
Zillow Group, Inc., Class C (a)	102,007	4,686
		19,196
Internet & Direct Marketing Retail (8.0%)
Chewy, Inc., Class A (a)	148,082	4,294
Farfetch Ltd., Class A (a)	150,460	1,557
MercadoLibre, Inc. (a)	7,127	4,076
Overstock.com, Inc. (a)	78,665	555
Wayfair, Inc., Class A (a)	29,699	2,684
		13,166
	Shares	Value (000)
Leisure Products (2.2%)
Peloton Interactive, Inc., Class A (a)(d)	129,104	$3,667
Life Sciences Tools & Services (1.9%)
10X Genomics, Inc., Class A (a)	40,930	3,121
Road & Rail (3.5%)
Lyft, Inc., Class A (a)	135,108	5,812
Software (18.4%)
Alteryx, Inc., Class A (a)	25,516	2,553
Anaplan, Inc. (a)	46,638	2,444
Coupa Software, Inc. (a)	43,769	6,400
Datadog, Inc., Class A (a)(d)	41,639	1,573
Guidewire Software, Inc. (a)	14,823	1,627
Slack Technologies, Inc., Class A (a)	266,624	5,994
Trade Desk, Inc. (The), Class A (a)	27,037	7,024
Zoom Video Communications, Inc., Class A (a)	36,831	2,506
		30,121
Specialty Retail (2.3%)
Carvana Co. (a)	40,220	3,702
Total Common Stocks (Cost $128,918)		156,679
Preferred Stocks (3.5%)
Internet & Direct Marketing Retail (2.7%)
Airbnb, Inc. Series D (a)(b)(c) (acquisition cost — $1,370; acquired 4/16/14)	33,636	4,419
Software (0.8%)
Palantir Technologies, Inc. Series G (a)(b)(c) (acquisition cost — $455; acquired 7/19/12)	148,616	929
Palantir Technologies, Inc. Series H (a)(b)(c) (acquisition cost — $102; acquired 10/25/13)	29,092	182
Palantir Technologies, Inc. Series H1 (a)(b)(c) (acquisition cost — $102; acquired 10/25/13)	29,092	182
		1,293
Total Preferred Stocks (Cost $2,028)		5,712
Short-Term Investments (5.7%)
Securities held as Collateral on Loaned Securities (3.6%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	5,236,213	5,236
The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.4%)
HSBC Securities USA, Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $181; fully collateralized by a U.S. Government obligation; 2.88% due 08/15/28; valued at $184)	$181	$181
Merrill Lynch & Co., Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $542; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $553)	542	542
		723
Total Securities held as Collateral on Loaned Securities (Cost $5,959)		5,959
	Shares
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $3,365)	3,364,745	3,365
Total Short-Term Investments (Cost $9,324)		9,324
Total Investments Excluding Purchased Options (104.8%) (Cost $140,270)		171,715
Total Purchased Options Outstanding (0.0%) (Cost $487)		58
Total Investments (104.7%) (Cost $140,757) Including $6,363 of Securities Loaned (e)		171,773
Liabilities in Excess of Other Assets (-4.7%)		(7,810)
Net Assets (100.0%)		$163,963

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2019 amounts to approximately $6,421,000 and represents 3.9% of net assets.

(c)  At December 31, 2019, the Fund held fair valued securities valued at approximately $6,421,000, representing 3.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  All or a portion of this security was on loan at December 31, 2019.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $141,563,000. The aggregate gross unrealized appreciation is approximately $42,002,000 and the aggregate gross unrealized depreciation is approximately $11,792,000, resulting in net unrealized appreciation of approximately $30,210,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	26,548,004	26,548	$—	@	$136	$(136)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	35,489,537	35,490	23		183	(160)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	31,203,116	31,203	35		168	(133)
							$58		$487	$(429)

@  — Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Discovery Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	23.8%
Information Technology Services	19.8
Software	18.9
Interactive Media & Services	11.6
Internet & Direct Marketing Retail	10.6
Entertainment	8.4
Health Care Equipment & Supplies	6.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding
Securities held as Collateral on Loaned Securities) as of
December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $132,156)	$163,172
Investment in Security of Affiliated Issuer, at Value (Cost $8,601)	8,601
Total Investments in Securities, at Value (Cost $140,757)	171,773
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	96
Receivable for Investments Sold	1,290
Receivable from Securities Lending Income	24
Receivable from Affiliate	5
Other Assets	13
Total Assets	173,202
Liabilities:
Collateral on Securities Loaned, at Value	6,055
Payable for Investments Purchased	2,018
Payable for Fund Shares Redeemed	674
Payable for Advisory Fees	239
Due to Broker	110
Payable for Professional Fees	48
Payable for Servicing Fees	48
Payable for Distribution Fees — Class II Shares	11
Payable for Administration Fees	11
Payable for Custodian Fees	5
Payable for Transfer Agency Fees	2
Other Liabilities	18
Total Liabilities	9,239
NET ASSETS	$163,963
Net Assets Consist of:
Paid-in-Capital	$104,408
Total Distributable Earnings	59,555
Net Assets	$163,963
CLASS I:
Net Assets	$30,739
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,355,780 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.05
CLASS II:
Net Assets	$133,224
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,550,151 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.63
(1) Including:
Securities on Loan, at Value:	$6,363

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Discovery Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Income from Securities Loaned — Net	$449
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	152
Dividends from Security of Affiliated Issuer (Note H)	126
Total Investment Income	727
Expenses:
Advisory Fees (Note B)	1,237
Distribution Fees — Class II Shares (Note E)	325
Servicing Fees (Note D)	250
Administration Fees (Note C)	132
Professional Fees	117
Shareholder Reporting Fees	31
Custodian Fees (Note G)	18
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	8
Pricing Fees	4
Other Expenses	25
Total Expenses	2,157
Waiver of Advisory Fees (Note B)	(264)
Waiver of Distribution Fees — Class II Shares (Note E)	(195)
Rebate from Morgan Stanley Affiliate (Note H)	(12)
Net Expenses	1,686
Net Investment Loss	(959)
Realized Gain:
Investments Sold	30,671
Foreign Currency Translation	4
Net Realized Gain	30,675
Change in Unrealized Appreciation (Depreciation):
Investments	21,166
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	21,166
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	51,841
Net Increase in Net Assets Resulting from Operations	$50,882

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(959)	$(910)
Net Realized Gain	30,675	24,307
Net Change in Unrealized Appreciation (Depreciation)	21,166	(11,949)
Net Increase in Net Assets Resulting from Operations	50,882	11,448
Dividends and Distributions to Shareholders:
Class I	(5,010)	(6,586)
Class II	(19,016)	(21,886)
Total Dividends and Distributions to Shareholders	(24,026)	(28,472)
Capital Share Transactions:(1)
Class I:
Subscribed	8,452	14,292
Distributions Reinvested	5,010	6,586
Redeemed	(16,098)	(18,012)
Class II:
Subscribed	19,074	24,186
Distributions Reinvested	19,016	21,886
Redeemed	(26,007)	(22,141)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,447	26,797
Total Increase in Net Assets	36,303	9,773
Net Assets:
Beginning of Period	127,660	117,887
End of Period	$163,963	$127,660
(1) Capital Share Transactions:
Class I:
Shares Subscribed	637	1,154
Shares Issued on Distributions Reinvested	368	549
Shares Redeemed	(1,228)	(1,500)
Net Increase (Decrease) in Class I Shares Outstanding	(223)	203
Class II:
Shares Subscribed	1,502	1,994
Shares Issued on Distributions Reinvested	1,443	1,874
Shares Redeemed	(1,992)	(1,796)
Net Increase in Class II Shares Outstanding	953	2,072

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.71		$12.10		$8.72		$10.03		$12.73
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.08)		(0.05)		(0.00	)(3)	(0.08)
Net Realized and Unrealized Gain (Loss)	4.45		1.69		3.43		(0.87)		(0.50)
Total from Investment Operations	4.38		1.61		3.38		(0.87)		(0.58)
Distributions from and/or in Excess of:
Net Realized Gain	(2.04)		(3.00)		—		(0.44)		(2.12)
Net Asset Value, End of Period	$13.05		$10.71		$12.10		$8.72		$10.03
Total Return(4)	40.11%		10.65%		38.76%		(8.78)%		(5.90)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,739		$27,630		$28,747		$27,893		$48,467
Ratio of Expenses Before Expense Limitation	1.11%		1.15%		1.17%		1.14%		1.10%
Ratio of Expenses After Expense Limitation	0.94	%(5)	0.94	%(5)	0.99	%(5)(6)	1.04	%(5)	1.05	%(5)
Ratio of Net Investment Loss	(0.49	)%(5)	(0.59	)%(5)	(0.45	)%(5)	(0.00	)%(5)(7)	(0.67	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	101%		89%		64%		42%		25%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratio of Expenses After Expense Limitation and ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2017, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.42		$11.85		$8.55		$9.85		$12.55
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)		(0.09)		(0.06)		(0.01)		(0.09)
Net Realized and Unrealized Gain (Loss)	4.33		1.66		3.36		(0.85)		(0.49)
Total from Investment Operations	4.25		1.57		3.30		(0.86)		(0.58)
Distributions from and/or in Excess of:
Net Realized Gain	(2.04)		(3.00)		—		(0.44)		(2.12)
Net Asset Value, End of Period	$12.63		$10.42		$11.85		$8.55		$9.85
Total Return(3)	39.97%		10.53%		38.60%		(8.84)%		(5.99)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$133,224		$100,030		$89,140		$75,163		$98,499
Ratio of Expenses Before Expense Limitation	1.36%		1.40%		1.42%		1.39%		1.39%
Ratio of Expenses After Expense Limitation	1.04	%(4)	1.04	%(4)	1.09	%(4)(5)	1.14	%(4)	1.15	%(4)
Ratio of Net Investment Loss	(0.59	)%(4)	(0.69	)%(4)	(0.55	)%(4)	(0.10	)%(4)	(0.77	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	101%		89%		64%		42%		25%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.15% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Discovery Portfolio (name changed on April 30, 2019, formerly Mid Cap Growth Portfolio). The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$4,228	$—	$—	$4,228
Capital Markets	1,774	—	—	1,774
Entertainment	13,977	—	—	13,977
Health Care Equipment & Supplies	11,390	—	—	11,390
Health Care Providers & Services	7,139	—	—	7,139
Health Care Technology	5,866	—	709	6,575
Information Technology Services	32,811	—	—	32,811
Interactive Media & Services	19,196	—	—	19,196
Internet & Direct Marketing Retail	13,166	—	—	13,166
Leisure Products	3,667	—	—	3,667
Life Sciences Tools & Services	3,121	—	—	3,121
Road & Rail	5,812	—	—	5,812
Software	30,121	—	—	30,121
Specialty Retail	3,702	—	—	3,702
Total Common Stocks	155,970	—	709	156,679
Preferred Stocks
Internet & Direct Marketing Retail	—	—	4,419	4,419
Software	—	—	1,293	1,293
Total Preferred Stocks	—	—	5,712	5,712
Call Options Purchased	—	58	—	58
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$8,601	$—	$—	$8,601
Repurchase Agreements	—	723	—	723
Total Short-Term Investments	8,601	723	—	9,324
Total Assets	$164,571	$781	$6,421	$171,773

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$597	$4,926
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	112	786
Realized gains (losses)	—	—
Ending Balance	$709	$5,712
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$112	$786

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Common Stock	$709	Market Transaction Method	Precedent Transaction	$449.46	Increase
Preferred Stocks	$5,712	Discounted Cash Flow	Weighted Average Cost of Capital	12.5%–17.0%/14.1%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	2.1x–19.3x/8.2x	Increase

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*		Impact to Valuation from an Increase in Input**
	Market Comparable Companies	Discount for Lack of Marketability	8.5%–16.0%/10.2%		Decrease
	Comparable Transactions	Enterprise Value/Revenue	15.0	x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input.

  A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$58	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(410	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(98	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$58	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$—	@
Royal Bank of Scotland	58		—	(58)	0
Total	$58		$—	$(58)	$—	@

@  Value is less than $500.

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	90,610,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,363	(f)	$—	$(6,363	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $6,055,000, of which approximately $5,959,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $96,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $357,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$6,055	$—	$—	$—	$6,055
Total Borrowings	$6,055	$—	$—	$—	$6,055
Gross amount of recognized liabilities for securities lending transactions					$6,055

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $264,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2019, this waiver amounted to approximately $195,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $159,521,000 and $172,734,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,679	$110,568	$107,646	$126
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$8,601

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$604	$23,422	$1,341	$27,131

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,331	$23,020

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.8%.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Discovery Portfolio (formerly Mid Cap Growth Portfolio) (the "Fund") (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Discovery Portfolio (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $23,422,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992- July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
2909084 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,052.40	$1,021.07	$4.24	$4.18	0.82%
U.S. Real Estate Portfolio Class II	1,000.00	1,051.30	1,019.81	5.53	5.45	1.07

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.94%, net of fees, and 18.68%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 26.00%, and underperformed the S&P 500® Index, which returned 31.49%.

Factors Affecting Performance

•  Overall returns in the REIT market have been strong for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations.

•  With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the REIT market that are viewed as having greater predictability in cash flows (e.g., net lease and health care REITs) or benefiting from a secular investment theme (e.g., industrial and data centers). In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels. Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments. The Fund continues to be underweight to segments that have benefited from this theme due to premium share price valuations, and overweight to market segments which trade at very attractive discounted valuations.

•  There was significant disparity in returns among the REIT sectors in 2019 as investors rotated away from defensive and momentum sectors and into value sectors. In the fourth quarter of 2019, there was a reversal as the sectors that outperformed and showed favorable returns in the quarter had been the year-to-date laggards, and the sectors that underperformed and experienced share price declines has been the year-to-date winners.

•  Among the major sectors, the office sector outperformed, the apartment sector performed in line with, and retail sector underperformed the Index. The office sector outperformed as both the primary central business district (CBD) and secondary CBD/suburban REITs outperformed the Index. Notably, the NYC office stocks remained a significant laggard for the full year, with gains of only 15.3% despite posting the strongest performance in the fourth quarter of 2019. The apartment sector performed in line with the Index. The retail sector underperformed as malls declined nearly 10% for the full year, while shopping centers performed in line with the Index. Among the smaller sectors, the industrial and net lease sectors outperformed, while the health care, storage, data centers and hotel REITs underperformed the Index.

•  The top contributor to performance was the underweight to the health care sector. This sector had been a key beneficiary of the momentum trade, but it underperformed significantly in the fourth quarter of 2019 on a reversal of momentum and on company-specific issues/disappointments that revealed the sector may not be as defensive as perceived.

•  The key detractors from performance were the overweight to and stock selection within the mall sector, stock selection in the primary CBD office sector and underweights to net lease, industrial and data center sectors.

o  Malls — the Fund remained overweight to selected owners of Class A malls, as tenant sales in the "A mall" portfolios continue to experience growth despite retailer

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

challenges, but the sector underperformed in the period as sentiment towards retail remained negative.

o  Primary CBD office — despite transactional evidence continuing to demonstrate strength in asset values, there continues to be significant negative investor sentiment to CBD office, specifically NYC office, which traded at a 25% discount to NAVs at the end of December 2019.

o  Net lease sector — the sector traded at one of the most significant premiums to NAV, but the companies experienced share price gains on investor preference for stocks viewed as more defensive, given that net lease companies generally feature more bond-like cash flows.

o  Industrial and data center assets — both sectors outperformed as they continued to benefit from a secular investment theme despite trading at significant premiums to NAVs at the end of December 2019.

Management Strategies

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

•  We would note the lack of focus on valuations/fundamentals has been, in our opinion, prolonged due to the following factors:

o  Institutional investors have demonstrated a significant preference for private real estate (as opposed to public real estate); as a result, generalist and passive investors have become the marginal buyers.

o  Generalist investors tend to focus less on valuations and more on traditional stock market metrics (such as earnings growth and dividend yields) and secular themes.

o  Growth of passive investing in the REIT space has contributed to exacerbating the dislocation due to a lack of focus on differentiating among stocks based on fundamentals, and instead adding to overvalued stocks that have grown in market capitalization and reducing exposure to undervalued stocks that have decreased in size.

•  Untethered to private real estate valuations, earnings multiples have expanded to record levels in sectors viewed as more defensive or benefiting from favorable secular themes. This has resulted in a willingness to ignore the distinction in multiples used to value assets in the private real estate sector and therefore indifference about the quality of the real estate cash flow when buying stocks based on Funds from operations (FFO) multiples, as shown by net lease and health care REITs trading at higher multiples than NYC office REITs.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Private market asset values for high quality assets have generally been flattish since 2016, and appear well supported by a record level of capital committed to invest in real estate. The overall REIT market ended the period trading at an approximate 11% premium to NAVs, although there is an enormous disparity in relative valuations among the REIT sectors, with various segments trading at meaningful discounts. Generally, we see share prices untethered to private real estate values. We see the most attractive value in the owners of NYC office assets. We also see attractive value in select owners of high quality retail, CBD office and hotel assets. These companies provide exposure to high quality core assets at significant discounted valuations.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE Nareit Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2019
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	18.94%	4.31%	10.06%	9.31%
FTSE Nareit Equity REITs Index	26.00	7.21	11.94	9.51
S&P 500® Index	31.49	11.70	13.56	8.36
Fund – Class II(5)	18.68	4.06	9.78	10.04
FTSE Nareit Equity REITs Index	26.00	7.21	11.94	10.83
S&P 500® Index	31.49	11.70	13.56	9.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE Nareit Equity REITs Index will not include "Timber REITs." The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Apartments (17.6%)
American Campus Communities, Inc. REIT	82,720	$3,890
Apartment Investment & Management Co., Class A REIT	97,629	5,042
AvalonBay Communities, Inc. REIT	119,961	25,156
Camden Property Trust REIT	98,015	10,399
Equity Residential REIT	203,567	16,473
Essex Property Trust, Inc. REIT	19,271	5,798
Mid-America Apartment Communities, Inc. REIT	36,233	4,778
UDR, Inc. REIT	79,526	3,714
		75,250
Data Centers (2.6%)
Digital Realty Trust, Inc. REIT	80,350	9,621
QTS Realty Trust, Inc., Class A REIT	29,930	1,624
		11,245
Diversified (5.1%)
JBG SMITH Properties REIT	113,488	4,527
Mack-Cali Realty Corp. REIT	192,818	4,460
Vornado Realty Trust REIT	191,919	12,763
		21,750
Health Care (6.1%)
Healthcare Realty Trust, Inc. REIT	321,258	10,720
Healthcare Trust of America, Inc., Class A REIT	116,862	3,539
Healthpeak Properties, Inc. REIT	80,216	2,765
Senior Housing Properties Trust REIT	102,500	865
Ventas, Inc. REIT	16,839	972
Welltower, Inc. REIT	89,065	7,284
		26,145
Industrial (8.2%)
Duke Realty Corp. REIT	65,659	2,277
Lexington Realty Trust REIT	158,410	1,682
Liberty Property Trust REIT	56,005	3,363
ProLogis, Inc. REIT	309,543	27,593
		34,915
Lodging/Resorts (9.7%)
DiamondRock Hospitality Co. REIT	965,585	10,699
Host Hotels & Resorts, Inc. REIT	1,230,319	22,822
Sunstone Hotel Investors, Inc. REIT	581,636	8,096
		41,617
Office (23.8%)
Alexandria Real Estate Equities, Inc. REIT	38,543	6,228
Boston Properties, Inc. REIT	190,536	26,267
Cousins Properties, Inc. REIT	173,886	7,164
Highwoods Properties, Inc. REIT	31,890	1,560
Hudson Pacific Properties, Inc. REIT	328,773	12,378
Kilroy Realty Corp. REIT	45,264	3,798
Paramount Group, Inc. REIT	461,909	6,430
SL Green Realty Corp. REIT	415,011	38,131
		101,956
	Shares	Value (000)
Regional Malls (13.9%)
Macerich Co. (The) REIT	560,566	$15,091
Simon Property Group, Inc. REIT	298,338	44,440
		59,531
Self Storage (5.0%)
CubeSmart REIT	212,334	6,684
Extra Space Storage, Inc. REIT	38,280	4,043
Life Storage, Inc. REIT	17,831	1,931
Public Storage REIT	41,992	8,943
		21,601
Shopping Centers (3.2%)
Regency Centers Corp. REIT	128,565	8,111
Weingarten Realty Investors REIT	180,440	5,637
		13,748
Single Family Homes (2.3%)
American Homes 4 Rent, Class A REIT	177,315	4,647
Invitation Homes, Inc. REIT	175,538	5,261
		9,908
Specialty (0.9%)
Gaming and Leisure Properties, Inc. REIT	90,935	3,915
Total Common Stocks (Cost $305,895)		421,581
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $4,416)	4,416,259	4,416
Total Investments (99.4%) (Cost $310,311) (a)		425,997
Other Assets in Excess of Liabilities (0.6%)		2,723
Net Assets (100.0%)		$428,720

(a)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $315,956,000. The aggregate gross unrealized appreciation is approximately $122,333,000 and the aggregate gross unrealized depreciation is approximately $12,292,000, resulting in net unrealized appreciation of approximately $110,041,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Office	23.9%
Apartments	17.7
Regional Malls	14.0
Lodging/Resorts	9.8
Industrial	8.2
Health Care	6.1
Diversified	5.1
Self Storage	5.1
Other*	10.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $305,895)	$421,581
Investment in Security of Affiliated Issuer, at Value (Cost $4,416)	4,416
Total Investments in Securities, at Value (Cost $310,311)	425,997
Dividends Receivable	2,523
Receivable for Fund Shares Sold	1,152
Receivable from Affiliate	4
Other Assets	28
Total Assets	429,704
Liabilities:
Payable for Advisory Fees	594
Payable for Servicing Fees	156
Payable for Fund Shares Redeemed	70
Payable for Distribution Fees — Class II Shares	47
Payable for Professional Fees	45
Payable for Administration Fees	29
Payable for Custodian Fees	4
Payable for Transfer Agency Fees	3
Other Liabilities	36
Total Liabilities	984
NET ASSETS	$428,720
Net Assets Consist of:
Paid-in-Capital	$299,678
Total Distributable Earnings	129,042
Net Assets	$428,720
CLASS I:
Net Assets	$200,635
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,148,164 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.93
CLASS II:
Net Assets	$228,085
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,464,758 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.80

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,650
Dividends from Security of Affiliated Issuer (Note H)	69
Total Investment Income	13,719
Expenses:
Advisory Fees (Note B)	3,023
Servicing Fees (Note D)	619
Distribution Fees — Class II Shares (Note E)	576
Administration Fees (Note C)	345
Professional Fees	91
Shareholder Reporting Fees	30
Custodian Fees (Note G)	19
Directors' Fees and Expenses	14
Transfer Agency Fees (Note F)	14
Pricing Fees	3
Other Expenses	21
Total Expenses	4,755
Waiver of Advisory Fees (Note B)	(637)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	4,112
Net Investment Income	9,607
Realized Gain:
Investments Sold	13,948
Change in Unrealized Appreciation (Depreciation):
Investments	49,796
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	63,744
Net Increase in Net Assets Resulting from Operations	$73,351

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,607	$10,854
Net Realized Gain	13,948	19,764
Net Change in Unrealized Appreciation (Depreciation)	49,796	(66,144)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,351	(35,526)
Dividends and Distributions to Shareholders:
Class I	(11,305)	(5,844)
Class II	(12,425)	(6,234)
Total Dividends and Distributions to Shareholders	(23,730)	(12,078)
Capital Share Transactions:(1)
Class I:
Subscribed	15,265	18,268
Distributions Reinvested	11,305	5,844
Redeemed	(34,028)	(45,700)
Class II:
Subscribed	13,892	14,374
Distributions Reinvested	12,425	6,234
Redeemed	(43,241)	(59,903)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,382)	(60,883)
Total Increase (Decrease) in Net Assets	25,239	(108,487)
Net Assets:
Beginning of Period	403,481	511,968
End of Period	$428,720	$403,481
(1) Capital Share Transactions:
Class I:
Shares Subscribed	703	884
Shares Issued on Distributions Reinvested	531	272
Shares Redeemed	(1,572)	(2,188)
Net Decrease in Class I Shares Outstanding	(338)	(1,032)
Class II:
Shares Subscribed	642	710
Shares Issued on Distributions Reinvested	587	292
Shares Redeemed	(2,015)	(2,883)
Net Decrease in Class II Shares Outstanding	(786)	(1,881)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$19.52		$21.72		$21.39		$20.28		$20.13
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.51		0.51		0.45		0.35		0.30
Net Realized and Unrealized Gain (Loss)	3.15		(2.13)		0.20		1.04		0.12
Total from Investment Operations	3.66		(1.62)		0.65		1.39		0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.58)		(0.32)		(0.28)		(0.27)
Net Realized Gain	(0.83)		—		—		—		—
Total Distributions	(1.25)		(0.58)		(0.32)		(0.28)		(0.27)
Net Asset Value, End of Period	$21.93		$19.52		$21.72		$21.39		$20.28
Total Return(3)	18.94%		(7.71)%		3.11%		6.81%		2.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$200,635		$185,191		$228,487		$251,517		$191,188
Ratio of Expenses Before Expense Limitation	0.97%		1.03%		1.07%		1.06%		1.07%
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.86	%(4)(5)	0.92	%(4)(6)	0.97	%(4)(7)	1.00	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	N/A		N/A		N/A		N/A		1.00	%(4)
Ratio of Net Investment Income	2.36	%(4)	2.47	%(4)	2.13	%(4)	1.66	%(4)	2.36	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	20%		40%		44%		21%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class I shares. Prior to July 1, 2018, the maximum ratio was 0.90% for Class I shares.

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.95% for Class I shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.00% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$19.40		$21.59		$21.26		$20.16		$20.02
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.45		0.46		0.40		0.29		0.25
Net Realized and Unrealized Gain (Loss)	3.14		(2.13)		0.20		1.04		0.12
Total from Investment Operations	3.59		(1.67)		0.60		1.33		0.37
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.52)		(0.27)		(0.23)		(0.23)
Net Realized Gain	(0.83)		—		—		—		—
Total Distributions	(1.19)		(0.52)		(0.27)		(0.23)		(0.23)
Net Asset Value, End of Period	$21.80		$19.40		$21.59		$21.26		$20.16
Total Return(3)	18.68%		(7.97)%		2.87%		6.55%		1.92%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$228,085		$218,290		$283,481		$298,254		$281,056
Ratio of Expenses Before Expense Limitation	1.22%		1.28%		1.32%		1.31%		1.35%
Ratio of Expenses After Expense Limitation	1.07	%(4)	1.11	%(4)(5)	1.17	%(4)(6)	1.22	%(4)(7)	1.25	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	N/A		N/A		N/A		N/A		1.25	%(4)
Ratio of Net Investment Income	2.11	%(4)	2.22	%(4)	1.88	%(4)	1.41	%(4)	2.11	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	20%		40%		44%		21%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.07% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.15% for Class II shares.

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.20% for Class II shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class II shares. Prior to July 1, 2016, the maximum ratio was 1.25% for Class II shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$75,250	$—	$—	$75,250
Data Centers	11,245	—	—	11,245
Diversified	21,750	—	—	21,750
Health Care	26,145	—	—	26,145
Industrial	34,915	—	—	34,915
Lodging/Resorts	41,617	—	—	41,617
Office	101,956	—	—	101,956
Regional Malls	59,531	—	—	59,531
Self Storage	21,601	—	—	21,601
Shopping Centers	13,748	—	—	13,748
Single Family Homes	9,908	—	—	9,908
Specialty	3,915	—	—	3,915
Total Common Stocks	421,581	—	—	421,581
Short-Term Investment
Investment Company	4,416	—	—	4,416
Total Assets	$425,997	$—	$—	$425,997

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class I shares and 1.07% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $637,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $86,301,000 and $125,378,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,802	$60,843	$58,229	$69
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$4,416

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan.

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,744	$14,986	$12,078	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to equalization debits and an adjustment to prior period distributable earnings, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(1,906)	$1,906

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,338	$9,683

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 59.5%.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 0.02% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $16,391,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
2916217 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Franchise Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Federal Tax Notice	18
Director and Officer Information	19

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,070.30	$1,019.16	$6.26	$6.11	1.20%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.
2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 29.53%, net of fees. The Fund's Class II shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 27.67%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The strong fourth quarter of 2019 rounded off a very strong year, with the Index finishing up 27.7%. In sector terms, there were two major outliers, with information technology up a massive 48%, while energy by contrast only gained 11%. The other sectors were relatively tightly bunched, though the more defensive sectors such as consumer staples, health care and utilities (all +23%) were a little behind the Index. The U.S. (+31%), once again outperformed the Index, along with the Netherlands (+32%) and Switzerland (+32%). At the other end of the spectrum, Hong Kong (+10%), Spain (+12%) and the U.K. (+21%) were affected by political uncertainties, while Singapore (+15%), Japan (+20%) and Germany (+21%) were hit by worries about trade and industrial production. Country returns are represented by the respective MSCI country indexes in U.S. dollars.

•  For the year, the Fund's sector allocation and stock selection were both positive. The overweight in information technology and the lack of energy stocks were both helpful for sector allocation, more than making up for the overweight in consumer staples and the drag from the small cash allocation in the very strong year for the markets. The outperformance in the health care and financials sectors drove the positive stock selection, despite underperformance in communication services and consumer staples.

•  Over the year, the largest absolute contributors were Microsoft, Philip Morris International and Accenture. The two absolute detractors were Fox Corporation and Altria. The smallest absolute contributor was Walt Disney.

Management Strategies

•  As simple souls we attempt to disaggregate investing into earnings and multiples. Concerned as we are with the preservation of capital, we continue to maintain that there are only two ways to lose money in equities: if the earnings go away, or the multiple goes away. While our daily business is at the stock level, we also attempt to apply this logic to markets as a whole. At the end of 2017, our concern was multiples, with the MSCI World Index on 17.0x forward consensus estimates.(i) This fear proved well founded, as 2018 was a down year despite double-digit earnings growth, as the market de-rated to 13.4x.(i) Given this de-rating, our concern for 2019 switched to earnings... and we were a quarter right! We say a quarter, as we were half right on earnings, which mildly disappointed being down a fraction for the year rather than the expected 7% rise, but did not foresee that the multiple would bounce back to 17.0x.(i) If we disaggregate the 2019 return of 28% for the MSCI World Index, a massive 26% came from the re-rating, –1% from earnings, and the remainder from dividends.(i) This is an extreme example of the pattern we've been seeing since 2012, where more of the market return has come from multiple expansion than from earnings growth, with only 2017 offering a strong return year driven by earnings.

•  This significant re-rating implies a large increase in optimism during 2019. This was clearly not driven by the actual earnings, which disappointed in 2019 and have yet to revive, but rather by hopes for the future. Monetary policy was one clear shift. The U.S. Federal Reserve's (the Fed) rate-raising cycle, which saw four rises in 2018 amidst talk of "normalization," ended in December of that year, and 2019 saw three cuts, along with more dovish noises, and a return to a growing balance sheet as it battled the crisis in the repo market. The European Central Bank (ECB) and the People's Bank of China have followed suit in easing monetary conditions in an attempt to boost growth. Markets were also helped by a reduction in fears about a trade war between the U.S. and China, with talk of an imminent "Phase 1" deal, which would at least imply a truce.

•  So where does this revival of market morale leave us for 2020? Frankly, we are now nervous about both multiples and earnings. Our fear about multiples is natural enough, with the MSCI World Index back up to 17.0x, and this time without the benefit of the imminent earnings boost from the Trump tax cuts that it had in early 2018. Even putting the risk of multiple compression to one side, it is

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

tough to see how there can be much mileage for the markets from expanding multiples; a 10% boost would require the MSCI World Index to be on close to 19x!

•  This leaves earnings as the main potential driver of any significant upside for markets, and here we are skeptical for the broad market in the medium term. It may well be that an industrial recovery can drive progress in 2020, but our structural concerns remain. Our anxiety is based on the fact that most of the levers for earnings growth have been pulled hard already, particularly in the U.S., leaving limited opportunity for them to help further and skewing the risk to the downside. Margins are high, as corporates have been advantaged relative to labor, given globalization and the political move to the right over the last few decades, and also relative to consumers, given the falling role of anti-trust. Profits have also been boosted by low interest rates and increased leverage, decreasing interest payments and allowing earnings-per-share-boosting buybacks. On top of all this, the gap between the "adjusted" numbers, used for consensus and paying management, and the actual profit at the bottom of the income statement has ballooned, reaching $600 billion over the last three years in the U.S. alone.(ii) These were all tailwinds for earnings over the last few years that are unlikely to be repeated, and may turn into headwinds if they go into reverse.

•  This may not matter in 2020. It is quite possible that the U.S. can continue to steer between the Scylla of recession and the Charybdis of inflation, delivering economic and earnings growth without the Fed having to tighten and end the party. With the MSCI USA Index earnings multiple now at 18.7x, and double-digit earnings growth forecast for 2020 after the slight fall in 2019,(i) success seems to be what the market is expecting. Europe looks distinctly cheaper, in relative terms at least, at a "mere" 14.6x,(i) as there is far less optimism about growth. Part of this is down to the relative shortage of fast growing technology companies, but it is also down to the continent as a whole being mired in very slow growth. Here, there could be a positive story if there is a move towards fiscal reflation in 2020. The block, as ever, is Germany, given its balanced budget requirement. But if this is eased, perhaps using the need for infrastructure to deal with the climate emergency as an excuse to issue green bonds, then this could drive faster growth, or at the very least the hope of faster growth, which may be all that is needed to drive a rally. The ECB under Christine Lagarde is likely to remain helpful. By contrast, it is probably fruitless to expect structural change in Japan, which at 14.3x(i) is marginally cheaper than Europe. However, having suffered a double-digit earnings fall in 2019, as industrial production struggled, it may well be a beneficiary of any industrial bounce-back.

•  Alongside the U.S. premium to the rest of the developed world, growth is thriving relative to value, trading at a relative multiple not seen since the tech-media-telecom (TMT) bubble at the start of the millennium. We are agnostic on the growth versus value debate, since we are wary of both of them! The valuations for fast growing companies make us nervous, and we have moved around 1,000 basis points of the portfolio over the last two years from the faster growing companies, with estimated sales growth of 6% or higher, to the "duller" side of the portfolio with 3% to 5% top-line growth,(iii) where valuations are more reasonable. As for value, it is the companies' prospects that often look relatively dim, with several of the struggling sectors facing genuine threats, be it trapped assets for energy, the rise of electric vehicles for autos and low interest rates for financials.

•  As ever, we advocate the case for quality. We look for companies with the intangible assets to give them the combination of recurring revenue and pricing power, along with the ability to sustain high returns on operating capital. One of the pluses they offer is resilience in tough times: the recurring revenue protects sales and the pricing power protects margins. 2019 was yet another time that the portfolio's companies displayed this economic resilience, with the earnings continuing to compound steadily all year while the market as a whole failed to deliver any earnings growth at all. At a time of raised multiples and high uncertainty (uncertainty that is arguably not properly reflected in the markets), we would argue that it makes sense to go with the relative safety and durability of high-quality compounders.

(i)  Source: FactSet, December 2019.

(ii)  Source: FactSet, Morgan Stanley Investment Management, December 2019.

(iii)  Source: Morgan Stanley Investment Management, December 2019.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Net Index(1)

	Period Ended December 31, 2019
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	29.53%	12.37%	12.41%	11.53%
MSCI World Net Index	27.67	8.74	9.47	8.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Annual Report – December 31, 2019

Morgan Stanley Variable Insurance Fund, Inc.

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
France (5.7%)
L'Oreal SA	3,583	$1,061
Pernod Ricard SA	5,278	944
		2,005
Germany (5.6%)
SAP SE	14,614	1,967
Italy (0.9%)
Davide Campari-Milano SpA	33,636	307
Netherlands (3.3%)
Heineken N.V.	11,068	1,178
United Kingdom (18.4%)
British American Tobacco PLC	25,446	1,089
Experian PLC	27,005	913
Reckitt Benckiser Group PLC	32,197	2,614
RELX PLC (Euronext N.V.)	13,450	339
RELX PLC (LSE)	34,780	878
Unilever PLC	11,637	670
		6,503
United States (64.4%)
Abbott Laboratories	12,967	1,126
Accenture PLC, Class A	8,079	1,701
Automatic Data Processing, Inc.	8,661	1,477
Baxter International, Inc.	16,667	1,394
Becton Dickinson & Co.	4,687	1,275
Church & Dwight Co., Inc.	5,712	402
Coca-Cola Co. (The)	22,325	1,236
Danaher Corp.	8,701	1,336
Factset Research Systems, Inc.	1,618	434
Fidelity National Information Services, Inc.	5,780	804
Fox Corp., Class A	7,563	280
Fox Corp., Class B (a)	6,327	230
Microsoft Corp.	18,692	2,948
Moody's Corp.	2,223	528
NIKE, Inc., Class B	7,275	737
Philip Morris International, Inc.	32,601	2,774
Thermo Fisher Scientific, Inc.	3,870	1,257
Visa, Inc., Class A	10,130	1,903
Zoetis, Inc.	6,710	888
		22,730
Total Common Stocks (Cost $20,308)		34,690
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $633)	632,558	633
Total Investments (100.1%) (Cost $20,941) (b)(c)		35,323
Liabilities in Excess of Other Assets (-0.1%)		(30)
Net Assets (100.0%)		$35,293

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $2,274,000 and 6.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $21,179,000. The aggregate gross unrealized appreciation is approximately $14,209,000 and the aggregate gross unrealized depreciation is approximately $65,000, resulting in net unrealized appreciation of approximately $14,144,000.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	19.0%
Information Technology Services	16.7
Health Care Equipment & Supplies	14.5
Software	13.9
Tobacco	10.9
Beverages	10.4
Household Products	8.6
Professional Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $20,308)	$34,690
Investment in Security of Affiliated Issuer, at Value (Cost $633)	633
Total Investments in Securities, at Value (Cost $20,941)	35,323
Dividends Receivable	71
Tax Reclaim Receivable	17
Receivable for Investments Sold	2
Receivable from Affiliate	1
Other Assets	8
Total Assets	35,422
Liabilities:
Payable for Professional Fees	44
Payable for Fund Shares Redeemed	27
Payable for Advisory Fees	25
Payable for Servicing Fees	12
Payable for Distribution Fees — Class II Shares	7
Payable for Custodian Fees	4
Payable for Administration Fees	2
Payable for Transfer Agency Fees	1
Other Liabilities	7
Total Liabilities	129
NET ASSETS	$35,293
Net Assets Consist of:
Paid-in-Capital	$17,521
Total Distributable Earnings	17,772
Net Assets	$35,293
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,830,460 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.47

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $13 of Foreign Taxes Withheld)	$676
Dividends from Security of Affiliated Issuer (Note H)	12
Total Investment Income	688
Expenses:
Advisory Fees (Note B)	274
Professional Fees	94
Distribution Fees — Class II Shares (Note E)	86
Servicing Fees (Note D)	46
Administration Fees (Note C)	27
Custodian Fees (Note G)	15
Shareholder Reporting Fees	11
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	4
Pricing Fees	2
Other Expenses	13
Total Expenses	577
Waiver of Advisory Fees (Note B)	(167)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	409
Net Investment Income	279
Realized Gain (Loss):
Investments Sold	3,260
Foreign Currency Translation	(4)
Net Realized Gain	3,256
Change in Unrealized Appreciation (Depreciation):
Investments	5,272
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	5,272
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,528
Net Increase in Net Assets Resulting from Operations	$8,807

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$279	$326
Net Realized Gain	3,256	4,528
Net Change in Unrealized Appreciation (Depreciation)	5,272	(5,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,807	(434)
Dividends and Distributions to Shareholders:
Class II	(4,904)	(6,366)
Capital Share Transactions:(1)
Class II:
Subscribed	876	302
Distributions Reinvested	4,904	6,366
Redeemed	(6,712)	(6,864)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(932)	(196)
Total Increase (Decrease) in Net Assets	2,971	(6,996)
Net Assets:
Beginning of Period	32,322	39,318
End of Period	$35,293	$32,322
(1) Capital Share Transactions:
Class II:
Shares Subscribed	72	23
Shares Issued on Distributions Reinvested	415	539
Shares Redeemed	(547)	(535)
Net Increase (Decrease) in Class II Shares Outstanding	(60)	27

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.18		$13.73		$12.64		$14.02		$16.04
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.11		0.13		0.16		0.19
Net Realized and Unrealized Gain (Loss)	3.09		(0.22)		2.96		0.63		0.76
Total from Investment Operations	3.19		(0.11)		3.09		0.79		0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.15)		(0.19)		(0.21)		(0.35)
Net Realized Gain	(1.78)		(2.29)		(1.81)		(1.96)		(2.62)
Total Distributions	(1.90)		(2.44)		(2.00)		(2.17)		(2.97)
Net Asset Value, End of Period	$12.47		$11.18		$13.73		$12.64		$14.02
Total Return(3)	29.53%		(1.77)%		25.75%		5.42%		6.20%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,293		$32,322		$39,318		$37,841		$45,673
Ratio of Expenses Before Expense Limitation	1.69%		1.77%		1.73%		1.60%		1.65%
Ratio of Expenses After Expense Limitation	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)
Ratio of Net Investment Income	0.82	%(4)	0.88	%(4)	0.96	%(4)	1.19	%(4)	1.25	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	14%		27%		26%		24%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Company seeks long-term capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$3,358	$307	$—	$3,665
Capital Markets	962	—	—	962
Health Care Equipment & Supplies	5,131	—	—	5,131
Household Products	3,016	—	—	3,016
Information Technology Services	5,885	—	—	5,885
Life Sciences Tools & Services	1,257	—	—	1,257
Media	510	—	—	510

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Personal Products	$1,731	$—	$—	$1,731
Pharmaceuticals	888	—	—	888
Professional Services	2,130	—	—	2,130
Software	2,948	1,967	—	4,915
Textiles, Apparel & Luxury Goods	737	—	—	737
Tobacco	3,863	—	—	3,863
Total Common Stocks	32,416	2,274	—	34,690
Short-Term Investment
Investment Company	633	—	—	633
Total Assets	$33,049	$2,274	$—	$35,323

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.31% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $167,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,751,000 and $8,611,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$552	$7,838	$7,757	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$633

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$315	$4,589	$439	$5,927

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$366	$3,263

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 86.4%.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,589,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
2906924 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Director and Officer Information	22

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,049.70	$1,018.90	$6.46	$6.36	1.25%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 18.06%, net of fees. The Fund's Class II shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 22.70%, and the MSCI World Net Index, which returned 27.67%.

Factors Affecting Performance

•  Overall returns have been strong for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019; a phase that began in the fourth quarter of 2018, resulting in negative sovereign bond yields in certain markets (Germany, Japan) and significant bond yield declines in the U.S. and Australia. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations.

•  With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the real estate investment trust (REIT) market that are viewed as having greater predictability in cash flows (e.g., U.S. net lease and health care REITs, Japan REITs [J-REITs]) or benefiting from a secular investment theme (e.g., U.S. industrial and data centers). In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels.

Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments. The Fund continues to be underweight to segments that have benefited from this theme due to premium share price valuations, and overweight to market segments which trade at very attractive discounted valuations.

•  The global real estate securities market gained 22.7% during the 12-month period ending December 31, 2019, as measured by the Index.

o  In the U.S., property stocks gained 24.3%, as measured by the FTSE EPRA Nareit U.S. Index.(i) Continued negative sentiment and share price weakness in NYC office and Class A malls resulted in very wide discounts to NAVs, while data centers and net lease assets experienced share price strength due to being viewed as defensive in a lower-for-longer interest rate environment (in the case of net lease) or having a secular growth theme (in the case of data centers).

o  In Asia, property stocks gained 17.1%, as measured by the FTSE EPRA Nareit Developed Asia Index.(i) There have been three important macro events impacting Asia: the protests in Hong Kong, the ongoing U.S.-China trade war and the overall view of the market from lower-for-longer (this sentiment peaked in August 2019) to a more recent shift towards modestly higher sovereign bond yields. Following declines due to the continuation of anti-government protests, Hong Kong stocks traded at a wide discount to NAV and continue to trade at the widest discounts on a global basis. In Japan, REITs posted gains due to investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the segment's defensive characteristics.

o  In Europe, property stocks gained 27.3%, as measured by the FTSE EPRA Nareit Developed Europe Index.(i) The U.K. posted the largest gains on a global basis due to currency strength and less uncertainty over Brexit.

•  The top contributors to performance were the underweight to German residential and overweight to the U.K. Majors and London office specialists.

o  German residential underweight — the Fund's underweight to this sector was a key contributor as the sector experienced steep declines and volatility,

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

particularly after the second quarter of 2019 when the City of Berlin proposed to freeze rents and have rental reductions in some cases, in response to a surge in housing costs.

o  U.K. Majors and London office specialists overweight — the U.K. Majors and London office specialists traded at attractive discounted valuations throughout the year and experienced a strong recovery in share prices in the fourth quarter of 2019 on reduced concerns over Brexit.

•  The key detractors from performance were the Fund's overweight to and stock selection within the U.S. malls sector and Hong Kong real estate operating companies (REOCs), and underweights to the U.S. net lease and U.S. industrial sectors and J-REITs.

o  U.S. malls — the Fund remained overweight to select owners of Class A malls, as tenant sales in the "A mall" portfolios continue to experience growth despite retailer challenges, but the sector underperformed in the period as sentiment towards retail remains negative.

o  Hong Kong REOCS — the overweight to Hong Kong REOCs detracted for the period due to escalation of anti-government protests and market sentiment on the economic uncertainties related to the U.S.-Sino trade war. The stocks experienced a recovery in the fourth quarter of 2019, but still ended the year trading at a significant 47% discount to NAVs.

o  U.S. net lease sector underweight — the sector traded at one of the most significant premiums to NAV (+47% at the end of December) but the companies experienced share price gains on investor preference for stocks viewed as more defensive, given that net lease companies generally feature more bond-like cash flows.

o  U.S. industrial sector underweight — this sector outperformed as it continued to benefit from a secular investment theme despite trading at a +23% premium to NAVs at the end of December 2019.

o  J-REITs underweight — this sector significantly outperformed for the period and traded at a +22% premium to NAVs as investors continued to favor J-REITs due to being viewed as defensive and attractive in a lower-for-longer Japanese government bond yield environment.

Management Strategies

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

•  We would note the lack of focus on valuations/fundamentals has been, in our opinion, prolonged due to the following factors:

o  Institutional investors have demonstrated a significant preference for private real estate (as opposed to public real estate); as a result, generalist and passive investors have become the marginal buyers.

o  Generalist investors tend to focus less on valuations and more on traditional stock market metrics (such as earnings growth and dividend yields) and secular themes.

o  Growth of passive investing in the REIT space has contributed to exacerbating the dislocation due to a lack of focus on differentiating among stocks based on fundamentals, and instead adding to overvalued stocks that have grown in market capitalization and reducing exposure to undervalued stocks that have decreased in size.

o  Untethered to private real estate valuations, earnings multiples have expanded to record levels in sectors viewed as more defensive or benefiting from favorable secular themes. This has resulted in a willingness to ignore the distinction in multiples used to value assets in the private real estate sector and therefore indifference about the quality of the real estate cash flow when buying stocks based on fund from operations (FFO) multiples, as shown by net lease and health care REITs trading at higher multiples than NYC office REITs.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

•  Regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused more on the significant disparity in valuations within each of the regions. While the overall global real estate securities market ended the period trading at a 5% premium to NAVs, we see significant disparities in valuations among market segments within each of the major regions, with the most attractive expected return prospects from companies concentrated in U.S. central business district office (especially NYC office), U.S. and Continental high quality retail, the Hong Kong commercial property companies, the U.K. Majors, U.S. hotels, and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

(i)  The FTSE EPRA Nareit U.S. Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the U.S. real estate markets. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asia real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Net Index(2)

	Period Ended December 31, 2019
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class II(4)	18.06%	3.86%	7.27%	4.35%
FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors	22.70	6.23	8.96	5.07
MSCI World Net Index	27.67	8.74	9.47	6.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Australia (2.8%)
Dexus REIT	65,154	$535
GPT Group (The) REIT	62,367	245
Mirvac Group REIT	124,757	279
Scentre Group REIT	271,192	729
Stockland REIT	2,580	8
Vicinity Centres REIT	111,589	195
		1,991
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	12,735	49
Canada (1.9%)
Boardwalk REIT	1,994	70
Crombie Real Estate Investment Trust REIT	8,699	107
First Capital Real Estate Investment Trust	27,692	441
H&R Real Estate Investment Trust REIT	6,013	98
RioCan Real Estate Investment Trust REIT	25,806	532
SmartCentres Real Estate Investment Trust REIT	2,715	65
		1,313
China (1.2%)
China Overseas Land & Investment Ltd. (b)	80,000	311
China Resources Land Ltd. (b)	60,000	299
Longfor Group Holdings Ltd. (b)	55,000	258
Poly Property Development Co., Ltd. (a)(b)	1,000	6
		874
Finland (0.3%)
Kojamo Oyj	10,594	193
France (5.3%)
Carmila SA REIT	4,824	108
Covivio REIT	1,838	209
Gecina SA REIT	4,101	734
ICADE REIT	1,397	152
Klepierre SA REIT	32,569	1,237
Mercialys SA REIT	19,255	266
Unibail-Rodamco-Westfield REIT	6,576	1,037
		3,743
Germany (3.2%)
ADO Properties SA	2,335	84
Alstria Office AG REIT	11,619	218
Deutsche Wohnen SE	17,019	692
LEG Immobilien AG	2,147	254
Vonovia SE	18,175	976
		2,224
Hong Kong (8.4%)
China Merchants Commercial Real Estate Investment Trust REIT (a)	118,155	50
CK Asset Holdings Ltd.	57,000	411
Hang Lung Properties Ltd.	86,000	189
Hongkong Land Holdings Ltd.	156,300	899
Hysan Development Co., Ltd.	14,921	59
Link REIT	129,664	1,373
Midea Real Estate Holding Ltd.	15,400	47
	Shares	Value (000)
New World Development Co., Ltd.	184,585	$253
Sino Land Co., Ltd.	41,638	60
Sun Hung Kai Properties Ltd.	85,393	1,307
Swire Properties Ltd.	229,100	760
Wharf Real Estate Investment Co., Ltd.	79,420	485
		5,893
Ireland (0.5%)
Hibernia REIT PLC	211,147	334
Japan (9.9%)
Activia Properties, Inc. REIT	29	145
Advance Residence Investment Corp. REIT	77	244
Daiwa Office Investment Corp. REIT	13	100
GLP J-REIT	177	220
Hulic Co., Ltd.	10,000	120
Hulic REIT, Inc.	26	47
Industrial & Infrastructure Fund Investment Corp. REIT	6	9
Invincible Investment Corp. REIT	117	67
Japan Excellent, Inc. REIT	31	50
Japan Hotel REIT Investment Corp.	296	221
Japan Real Estate Investment Corp. REIT	90	597
Japan Retail Fund Investment Corp. REIT	95	204
Kenedix Office Investment Corp. REIT	14	108
Mitsubishi Estate Co., Ltd.	58,900	1,127
Mitsui Fudosan Co., Ltd.	44,900	1,097
Mori Trust Sogo Reit, Inc.	58	104
Nippon Building Fund, Inc. REIT	106	777
Nippon Prologis, Inc. REIT	33	84
Nomura Real Estate Master Fund, Inc. REIT	202	346
Orix, Inc. J-REIT	46	100
Premier Investment Corp. REIT	40	57
Sumitomo Realty & Development Co., Ltd.	22,000	768
Tokyo Tatemono Co., Ltd.	1,000	16
United Urban Investment Corp. REIT	181	340
		6,948
Malta (0.0%)
BGP Holdings PLC (a)(c)	5,886,464	9
Netherlands (0.7%)
Eurocommercial Properties N.V. CVA REIT	9,936	279
NSI N.V. REIT	3,039	148
Wereldhave N.V. REIT	2,088	47
		474
Norway (0.4%)
Entra ASA	15,339	254
Norwegian Property ASA	34,158	54
		308
Singapore (1.7%)
Ascendas Real Estate Investment Trust REIT	147,724	326
CapitaLand Commercial Trust REIT	144,592	214
CapitaLand Ltd.	13,200	37
CapitaLand Mall Trust REIT	83,900	153
Frasers Logistics & Industrial Trust REIT	118,300	109
Mapletree Commercial Trust REIT	84,212	150

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Singapore (cont'd)
Mapletree Logistics Trust REIT	63,500	$82
UOL Group Ltd.	22,974	142
		1,213
Spain (1.1%)
Inmobiliaria Colonial Socimi SA REIT	21,964	280
Merlin Properties Socimi SA REIT	35,669	512
		792
Sweden (0.8%)
Atrium Ljungberg AB, Class B	4,841	117
Castellum AB	3,980	93
Fabege AB	3,781	63
Hufvudstaden AB, Class A	12,659	250
Kungsleden AB	5,594	59
		582
Switzerland (0.2%)
PSP Swiss Property AG (Registered)	1,240	171
United Kingdom (5.3%)
British Land Co., PLC (The) REIT	93,952	795
Capital & Counties Properties PLC	38,844	135
Derwent London PLC REIT	8,511	452
Grainger PLC	18,032	75
Great Portland Estates PLC REIT	34,690	395
Hammerson PLC REIT	86,202	352
Intu Properties PLC REIT (a)	36,728	17
Land Securities Group PLC REIT	65,183	855
Segro PLC REIT	13,151	156
Shaftesbury PLC REIT	5,444	68
St. Modwen Properties PLC	21,770	143
Urban & Civic PLC	55,947	256
		3,699
United States (54.4%)
Alexandria Real Estate Equities, Inc. REIT	3,540	572
American Campus Communities, Inc. REIT	7,770	365
American Homes 4 Rent, Class A REIT	16,456	431
Apartment Investment & Management Co., Class A REIT	6,791	351
AvalonBay Communities, Inc. REIT	12,299	2,579
Boston Properties, Inc. REIT	18,555	2,558
Camden Property Trust REIT	8,351	886
Cousins Properties, Inc. REIT	15,149	624
CubeSmart REIT	20,257	638
DiamondRock Hospitality Co. REIT	92,648	1,027
Digital Realty Trust, Inc. REIT	7,470	894
Duke Realty Corp. REIT	11,471	398
Equity Residential REIT	17,193	1,391
Essex Property Trust, Inc. REIT	1,858	559
Extra Space Storage, Inc. REIT	3,530	373
Gaming and Leisure Properties, Inc. REIT	8,648	372
Healthcare Realty Trust, Inc. REIT	30,984	1,034
Healthcare Trust of America, Inc., Class A REIT	10,568	320
Healthpeak Properties, Inc. REIT	7,765	268
Highwoods Properties, Inc. REIT	2,860	140
	Shares	Value (000)
Host Hotels & Resorts, Inc. REIT	97,070	$1,801
Hudson Pacific Properties, Inc. REIT	23,732	893
Invitation Homes, Inc. REIT	17,630	528
JBG SMITH Properties REIT	10,426	416
Kilroy Realty Corp. REIT	3,976	334
Lexington Realty Trust REIT	14,390	153
Liberty Property Trust REIT	5,344	321
Life Storage, Inc. REIT	1,875	203
Macerich Co. (The) REIT	52,612	1,416
Mack-Cali Realty Corp. REIT	12,684	293
Mid-America Apartment Communities, Inc. REIT	3,397	448
Paramount Group, Inc. REIT	42,354	590
ProLogis, Inc. REIT	27,347	2,438
Public Storage REIT	4,006	853
QTS Realty Trust, Inc., Class A REIT	529	29
Regency Centers Corp. REIT	10,874	686
Senior Housing Properties Trust REIT	9,610	81
Simon Property Group, Inc. REIT	28,340	4,222
SL Green Realty Corp. REIT	38,847	3,569
Sunstone Hotel Investors, Inc. REIT	54,037	752
UDR, Inc. REIT	7,213	337
Ventas, Inc. REIT	1,870	108
Vornado Realty Trust REIT	17,941	1,193
Weingarten Realty Investors REIT	16,980	530
Welltower, Inc. REIT	4,434	363
		38,337
Total Common Stocks (Cost $52,679)		69,147
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $473)	473,328	473
Total Investments (98.9%) (Cost $53,152) (d)(e)		69,620
Other Assets in Excess of Liabilities (1.1%)		806
Net Assets (100.0%)		$70,426

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2019, the Fund held a fair valued security valued at approximately $9,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  The approximate fair value and percentage of net assets, $10,475,000 and 14.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $57,656,000. The aggregate gross unrealized appreciation is approximately $13,613,000 and the aggregate gross unrealized depreciation is approximately $1,649,000, resulting in net unrealized appreciation of approximately $11,964,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	23.3%
Office	21.8
Retail	19.5
Residential	15.5
Other*	8.6
Industrial	5.7
Lodging/Resorts	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $52,679)	$69,147
Investment in Security of Affiliated Issuer, at Value (Cost $473)	473
Total Investments in Securities, at Value (Cost $53,152)	69,620
Foreign Currency, at Value (Cost $470)	475
Dividends Receivable	304
Receivable for Fund Shares Sold	169
Tax Reclaim Receivable	40
Receivable from Affiliate	1
Receivable for Investments Sold	—	@
Other Assets	11
Total Assets	70,620
Liabilities:
Payable for Advisory Fees	66
Payable for Professional Fees	44
Payable for Servicing Fees	19
Payable for Custodian Fees	17
Payable for Distribution Fees — Class II Shares	15
Deferred Capital Gain Country Tax	11
Payable for Administration Fees	5
Payable for Transfer Agency Fees	1
Payable for Fund Shares Redeemed	1
Other Liabilities	15
Total Liabilities	194
NET ASSETS	$70,426
Net Assets Consist of:
Paid-in-Capital	$55,074
Total Distributable Earnings	15,352
Net Assets	$70,426
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,518,842 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $109 of Foreign Taxes Withheld)	$2,063
Dividends from Security of Affiliated Issuer (Note H)	12
Total Investment Income	2,075
Expenses:
Advisory Fees (Note B)	567
Distribution Fees — Class II Shares (Note E)	177
Servicing Fees (Note D)	120
Professional Fees	112
Custodian Fees (Note G)	74
Administration Fees (Note C)	57
Shareholder Reporting Fees	23
Pricing Fees	11
Directors' Fees and Expenses	6
Transfer Agency Fees (Note F)	4
Other Expenses	13
Total Expenses	1,164
Waiver of Advisory Fees (Note B)	(279)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	884
Net Investment Income	1,191
Realized Gain (Loss):
Investments Sold	2,686
Foreign Currency Translation	(4)
Net Realized Gain	2,682
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $11)	7,865
Foreign Currency Translation	5
Net Change in Unrealized Appreciation (Depreciation)	7,870
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,552
Net Increase in Net Assets Resulting from Operations	$11,743

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,191	$1,793
Net Realized Gain	2,682	4,816
Net Change in Unrealized Appreciation (Depreciation)	7,870	(12,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,743	(6,218)
Dividends and Distributions to Shareholders:
Class II	(5,238)	(2,376)
Capital Share Transactions:(1)
Class II:
Subscribed	6,093	6,341
Distributions Reinvested	5,238	2,376
Redeemed	(14,161)	(16,997)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,830)	(8,280)
Total Increase (Decrease) in Net Assets	3,675	(16,874)
Net Assets:
Beginning of Period	66,751	83,625
End of Period	$70,426	$66,751
(1) Capital Share Transactions:
Class II:
Shares Subscribed	571	593
Shares Issued on Distributions Reinvested	498	219
Shares Redeemed	(1,313)	(1,593)
Net Decrease in Class II Shares Outstanding	(244)	(781)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.87		$11.09		$10.36		$10.18		$10.57
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.25		0.24		0.16		0.14
Net Realized and Unrealized Gain (Loss)	1.58		(1.13)		0.75		0.16		(0.29)
Total from Investment Operations	1.76		(0.88)		0.99		0.32		(0.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.34)		(0.26)		(0.14)		(0.24)
Net Realized Gain	(0.54)		—		—		—		—
Total Distributions	(0.83)		(0.34)		(0.26)		(0.14)		(0.24)
Net Asset Value, End of Period	$10.80		$9.87		$11.09		$10.36		$10.18
Total Return(3)	18.06%		(8.20)%		9.71%		3.12%		(1.42)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,426		$66,751		$83,625		$86,247		$94,884
Ratio of Expenses Before Expense Limitation	1.64%		1.66%		1.69%		1.60%		1.67%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.33	%(4)(5)	1.40	%(4)	1.40	%(4)	1.40	%(4)
Ratio of Net Investment Income	1,67	%(4)	2.37	%(4)	2.26	%(4)	1.54	%(4)	1.80	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		36%		34%		24%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the rel-

evant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

which the Adviser or the Sub-Advisers determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Global Real Estate Portfolio
Assets:
Common Stocks
Diversified	$11,432	$4,789	$—	$16,221
Health Care	2,174	—	—	2,174
Industrial	3,657	313	—	3,970
Industrial/Office Mixed	326	152	—	478
Lodging/Resorts	3,580	288	—	3,868
Office	12,926	2,237	—	15,163
Residential	8,337	2,443	9	10,789
Retail	13,792	253	—	14,045
Self Storage	2,067	—	—	2,067
Specialty	372	—	—	372
Total Common Stocks	58,663	10,475	9	69,147
Short-Term Investment
Investment Company	473	—	—	473
Total Assets	$59,136	$10,475	$9	$69,620

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$7
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	2
Realized gains (losses)	—
Ending Balance	$9
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$2

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$9	Market Transaction Method	Transaction Valuation	$0.001	Increase
			Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are deter-

mined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $279,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $17,033,000 and $24,278,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$99	$9,271	$8,897	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$473

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,979	$3,259	$2,376	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and an adjustment to prior period distributable earnings, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(622)	$622

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,332	$1,067

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 87.1%.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $3,554,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
2913018 EXP. 02.28.21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Federal Tax Notice	19
Director and Officer Information	20

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,070.50	$1,020.82	$4.54	$4.43	0.87%
Global Infrastructure Portfolio Class II	1,000.00	1,068.50	1,019.56	5.84	5.70	1.12

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 28.30%, net of fees, and 27.87%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 28.69%, but outperformed the S&P Global BMI Index, a proxy for global equities, which returned 26.76%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Infrastructure shares increased 28.69% in the year ending December 31, 2019, as measured by the Index. From a sector perspective, pipeline companies, communications, water and diversified outperformed the Index, while ports, electricity transmission & distribution, gas distribution utilities, gas midstream, toll roads, airports and European regulated utilities underperformed the Index. Outside of ports, which posted modest declines, all sectors posted double-digit positive absolute gains on the year.

•  Global listed infrastructure's favorable performance was driven by a confluence of factors in 2019: (1) a healthy fundamental outlook across most infrastructure sectors, supported by modest global economic growth, (2) declines in cost of capital concurrent with a return to record low interest rates in a number of developed economies, (3) demand for "defensive" equities largely agnostic to political risk in a world of heightened geopolitical uncertainty, and (4) the need for infrastructure network augmentation due to structural shifts in network architecture (most notably in the utilities and communications sectors — e.g., decentralization of the electricity grid through increasing renewable power load and 5G/internet-of-things buildout for communications infrastructure). Outside of these factors, we would also note a significant focus on capital discipline and balance sheet health benefited several companies in 2019, most notably in the energy infrastructure sectors. Overall, we view 2019 as a strong year for infrastructure securities and the infrastructure markets in general.

•  For the full-year 2019, the Fund underperformed the Index. From a bottom-up perspective, the Fund benefited from favorable stock selection in the electricity transmission & distribution, gas distribution utilities, European regulated utilities, pipeline companies, communications and diversified sectors, partially offset by adverse stock selection in the toll roads and gas midstream sectors. From a top-down perspective, the Fund benefited from underweights to gas distribution utilities and ports, as well as an out-of-benchmark positon in renewables, which was more than offset by underweights to communications and pipeline companies, as well as an overweight to electricity transmission & distribution.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value (NAV) growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads sector, a market-neutral weighting to companies in the diversified, gas distribution utilities, and airports sectors, and an underweighting to companies in the communications, pipeline companies, gas midstream, electricity transmission & distribution, European regulated utilities, water and ports sectors. Finally, we continue to retain an out-of-benchmark position in renewables, as well as a weighting in certain other utilities that are not contained in the Index.

•  In terms of outlook, while we do expect a moderation in some fundamental trends going forward, specifically in transportation infrastructure where volume/traffic dynamics have generally been running above trend until

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

recently, our outlook for infrastructure securities in 2020 is constructive on a fundamental basis. Furthermore, because there is considerable debate as to whether we are "mid-cycle" or "late-cycle" from an economic perspective, and questions remain about the timing and comprehensiveness of a U.S.-China trade agreement, as well as the outcome of a 2020 U.S. presidential election, we believe infrastructure securities could continue to serve as a safe-haven for many investors looking for companies with resilient and predictable cash flow profiles. Valuation and regulatory changes are primary risk factors, but we view the former as a risk borne by all long-duration assets, including fixed income and non-infrastructure equities. Encouragingly, value remains at the company level, which is supportive of positive potential returns for the asset class going forward. In particular, we view selected areas of energy infrastructure and emerging markets infrastructure more broadly as areas of opportunity, as are companies currently involved in regulatory processes (with near-term uncertainty but long-term value). Finally, given the considerable amount of private capital raised for infrastructure and the dislocation between public and private valuations, we view public-to-private transactions as a considerable opportunity for listed infrastructure over the short to medium term.

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2019
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(4)	28.30%	5.83%	10.30%	8.34%
Dow Jones Brookfield Global Infrastructure IndexSM	28.69	5.75	10.22	9.39
S&P Global BMI Index	26.76	8.87	9.44	8.13
Fund – Class II(4)	27.87	5.59	10.04	5.36
Dow Jones Brookfield Global Infrastructure IndexSM	28.69	5.75	10.22	7.78
S&P Global BMI Index	26.76	8.87	9.44	5.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represent developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Variable Insurance Fund, Inc. (formerly Universal Institutional Funds, Inc.,) on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Australia (4.9%)
APA Group	78,342	$610
Atlas Arteria Ltd.	117,217	644
Sydney Airport	144,765	880
Transurban Group	209,150	2,188
		4,322
Brazil (0.5%)
Energisa SA (Units) (a)	29,900	399
Canada (13.4%)
Enbridge, Inc. (b)	109,129	4,339
Hydro One Ltd. (b)	88,725	1,714
Pembina Pipeline Corp. (b)	53,940	1,999
TC Energy Corp.	70,192	3,738
		11,790
China (4.7%)
China Everbright International Ltd.	791,000	634
China Gas Holdings Ltd. (c)	430,200	1,612
China Merchants Port Holdings Co., Ltd. (c)	128,000	217
China Tower Corp. Ltd. H Shares (c)	2,922,000	645
ENN Energy Holdings Ltd. (c)	94,100	1,028
		4,136
France (5.5%)
Aeroports de Paris (ADP)	4,740	936
Getlink SE	37,840	659
Vinci SA	28,990	3,219
		4,814
Hong Kong (1.0%)
Hong Kong & China Gas Co., Ltd.	459,000	897
India (1.6%)
Azure Power Global Ltd. (d)	113,236	1,425
Italy (3.3%)
Atlantia SpA	38,136	890
Infrastrutture Wireless Italiane SpA	45,600	447
Snam SpA	88,640	466
Terna Rete Elettrica Nazionale SpA	171,530	1,147
		2,950
Japan (1.7%)
Japan Airport Terminal Co., Ltd.	5,200	289
Tokyo Gas Co., Ltd.	49,800	1,210
		1,499
	Shares	Value (000)
Mexico (6.9%)
Promotora y Operadora de Infraestructura SAB de CV	595,805	$6,098
New Zealand (0.6%)
Auckland International Airport Ltd.	95,442	562
Spain (5.4%)
Aena SME SA	3,790	725
Atlantica Yield PLC	91,841	2,424
Cellnex Telecom SA	10,372	446
Ferrovial SA	38,741	1,172
		4,767
Switzerland (0.7%)
Flughafen Zurich AG (Registered)	3,490	637
United Kingdom (8.3%)
John Laing Group PLC	183,481	923
National Grid PLC	323,284	4,044
Pennon Group PLC	77,266	1,049
Severn Trent PLC	18,719	624
United Utilities Group PLC	50,859	635
		7,275
United States (40.4%)
American Electric Power Co., Inc.	3,850	364
American Tower Corp. REIT	29,040	6,674
American Water Works Co., Inc.	12,460	1,531
Aqua America, Inc.	25,363	1,190
Atmos Energy Corp.	19,157	2,143
CenterPoint Energy, Inc.	59,110	1,612
Cheniere Energy, Inc. (d)	23,733	1,449
Consolidated Edison, Inc.	16,910	1,530
Crown Castle International Corp. REIT	25,405	3,611
Edison International	24,717	1,864
Eversource Energy	24,359	2,072
Kinder Morgan, Inc.	108,623	2,300
NiSource, Inc.	57,913	1,612
ONEOK, Inc.	25,360	1,919
SBA Communications Corp. REIT	2,310	557
Sempra Energy	16,786	2,543
Targa Resources Corp. (b)	16,040	655
Williams Cos., Inc. (The)	83,191	1,973
		35,599
Total Common Stocks (Cost $65,752)		87,170

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $924)	924,242	$924
Total Investments (99.9%) (Cost $66,676) Including $3,902 of Securities Loaned (e)(f)		88,094
Other Assets in Excess of Liabilities (0.1%)		123
Net Assets (100.0%)		$88,217

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $5,485,000 and 6.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $67,909,000. The aggregate gross unrealized appreciation is approximately $20,979,000 and the aggregate gross unrealized depreciation is approximately $794,000, resulting in net unrealized appreciation of approximately $20,185,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	34.6%
Electricity Transmission & Distribution	14.9
Communications	14.1
Toll Roads	11.9
Other*	10.2
Diversified	7.9
Water	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $65,752)	$87,170
Investment in Security of Affiliated Issuer, at Value (Cost $924)	924
Total Investments in Securities, at Value (Cost $66,676)	88,094
Foreign Currency, at Value (Cost $46)	46
Dividends Receivable	230
Receivable for Fund Shares Sold	27
Tax Reclaim Receivable	17
Receivable from Affiliate	1
Receivable from Securities Lending Income	1
Other Assets	13
Total Assets	88,429
Liabilities:
Payable for Advisory Fees	70
Payable for Professional Fees	53
Payable for Servicing Fees	40
Payable for Custodian Fees	11
Payable for Distribution Fees — Class II Shares	10
Payable for Fund Shares Redeemed	9
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Other Liabilities	12
Total Liabilities	212
NET ASSETS	$88,217
Net Assets Consist of:
Paid-in-Capital	$65,401
Total Distributable Earnings	22,816
Net Assets	$88,217
CLASS I:
Net Assets	$42,162
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,190,457 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.12
CLASS II:
Net Assets	$46,055
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,712,855 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.06
(1) Including:
Securities on Loan, at Value:	$3,902

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $142 of Foreign Taxes Withheld)	$2,888
Dividends from Security of Affiliated Issuer (Note H)	34
Income from Securities Loaned — Net	10
Total Investment Income	2,932
Expenses:
Advisory Fees (Note B)	723
Servicing Fees (Note D)	126
Professional Fees	117
Distribution Fees — Class II Shares (Note E)	108
Administration Fees (Note C)	68
Custodian Fees (Note G)	47
Shareholder Reporting Fees	19
Transfer Agency Fees (Note F)	6
Directors' Fees and Expenses	6
Pricing Fees	4
Other Expenses	14
Total Expenses	1,238
Waiver of Advisory Fees (Note B)	(390)
Rebate from Morgan Stanley Affiliate (Note H)	(3)
Net Expenses	845
Net Investment Income	2,087
Realized Gain (Loss):
Investments Sold	1,336
Foreign Currency Translation	(3)
Net Realized Gain	1,333
Change in Unrealized Appreciation (Depreciation):
Investments	17,284
Foreign Currency Translation	3
Net Change in Unrealized Appreciation (Depreciation)	17,287
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	18,620
Net Increase in Net Assets Resulting from Operations	$20,707

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,087	$2,292
Net Realized Gain	1,333	3,298
Net Change in Unrealized Appreciation (Depreciation)	17,287	(12,478)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,707	(6,888)
Dividends and Distributions to Shareholders:
Class I	(3,030)	(3,116)
Class II	(3,020)	(2,785)
Total Dividends and Distributions to Shareholders	(6,050)	(5,901)
Capital Share Transactions:(1)
Class I:
Subscribed	691	1,225
Distributions Reinvested	3,030	3,116
Redeemed	(7,493)	(9,218)
Class II:
Subscribed	5,255	5,989
Distributions Reinvested	3,020	2,785
Redeemed	(7,778)	(9,623)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,275)	(5,726)
Total Increase (Decrease) in Net Assets	11,382	(18,515)
Net Assets:
Beginning of Period	76,835	95,350
End of Period	$88,217	$76,835
(1) Capital Share Transactions:
Class I:
Shares Subscribed	90	164
Shares Issued on Distributions Reinvested	394	425
Shares Redeemed	(974)	(1,248)
Net Decrease in Class I Shares Outstanding	(490)	(659)
Class II:
Shares Subscribed	682	810
Shares Issued on Distributions Reinvested	395	382
Shares Redeemed	(1,018)	(1,298)
Net Increase (Decrease) in Class II Shares Outstanding	59	(106)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$6.80		$7.91		$7.53		$7.08		$9.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.20		0.23		0.22		0.22
Net Realized and Unrealized Gain (Loss)	1.69		(0.79)		0.72		0.88		(1.36)
Total from Investment Operations	1.89		(0.59)		0.95		1.10		(1.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.23)		(0.19)		(0.18)		(0.16)
Net Realized Gain	(0.35)		(0.29)		(0.38)		(0.47)		(0.93)
Total Distributions	(0.57)		(0.52)		(0.57)		(0.65)		(1.09)
Net Asset Value, End of Period	$8.12		$6.80		$7.91		$7.53		$7.08
Total Return(3)	28.30%		(7.85)%		12.96%		15.27%		(13.76)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,162		$38,642		$50,116		$51,786		$52,323
Ratio of Expenses Before Expense Limitation	1.33%		1.34%		1.34%		1.29%		1.35%
Ratio of Expenses After Expense Limitation	0.87	%(4)	0.87	%(4)	0.86	%(4)	0.86	%(4)	0.87	%(4)
Ratio of Net Investment Income	2.58	%(4)	2.80	%(4)	2.98	%(4)	2.87	%(4)	2.56	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	30%		44%		43%		51%		50%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$6.76		$7.85		$7.49		$7.05		$9.27
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.18		0.21		0.20		0.19
Net Realized and Unrealized Gain (Loss)	1.67		(0.77)		0.71		0.87		(1.34)
Total from Investment Operations	1.85		(0.59)		0.92		1.07		(1.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.21)		(0.18)		(0.16)		(0.14)
Net Realized Gain	(0.35)		(0.29)		(0.38)		(0.47)		(0.93)
Total Distributions	(0.55)		(0.50)		(0.56)		(0.63)		(1.07)
Net Asset Value, End of Period	$8.06		$6.76		$7.85		$7.49		$7.05
Total Return(3)	27.87%		(7.89)%		12.54%		14.97%		(13.88)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,055		$38,193		$45,234		$37,747		$23,427
Ratio of Expenses Before Expense Limitation	1.58%		1.59%		1.59%		1.54%		1.63%
Ratio of Expenses After Expense Limitation	1.12	%(4)	1.12	%(4)	1.11	%(4)	1.11	%(4)	1.12	%(4)
Ratio of Net Investment Income	2.33	%(4)	2.55	%(4)	2.73	%(4)	2.62	%(4)	2.31	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	30%		44%		43%		51%		50%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), (effective April 30, 2019, MSIM Company and MSIM Limited are no longer Sub- Advisers to the Fund, each a wholly-owned subsidiary of Morgan Stanley), determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$3,103	$926	$—	$4,029
Communications	11,933	447	—	12,380
Diversified	6,926	—	—	6,926
Electricity Transmission & Distribution	11,588	1,546	—	13,134
Oil & Gas Storage & Transportation	28,817	1,676	—	30,493
Ports	217	—	—	217
Renewables	3,849	—	—	3,849
Toll Roads	9,589	890	—	10,479
Water	5,663	—	—	5,663
Total Common Stocks	81,685	5,485	—	87,170
Short-Term Investment
Investment Company	924	—	—	924
Total Assets	$82,609	$5,485	$—	$88,094

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,902	(a)	$—	$(3,902	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received non-cash collateral of approximately $4,062,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $390,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective April 30, 2019, MSIM Company and MSIM Limited are no longer Sub-Advisers to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $24,795,000 and $32,653,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,652	$17,917	$18,645	$34
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$924

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Notes to Financial Statements (cont'd)

investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,240	$3,810	$2,994	$2,907

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(252)	$252

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,599	$1,029

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 59.2%.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2020

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 26.64% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,039,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019.

The Fund intends to pass through foreign tax credits of approximately $96,000 and has derived net income from sources within foreign countries amounting to approximately $2,055,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
2909087 EXP. 02.28.21

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019

	Registrant		Covered Entities(1)
Audit Fees	$524,866		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$55,966	(3)	$535,939	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$55,966		$565,939

Total	$580,832		$565,939

2018

	Registrant		Covered Entities(1)
Audit Fees	$486,866		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$55,966	(3)	$8,773,935	(4)
All Other Fees	$—		$18,115	(5)
Total Non-Audit Fees	$55,966		$8,792,050

Total	$542,832		$8,792,050

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2020

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2020